Exhibit 99.9

2020-21

Government Estimates

General Revenue Fund

2020-21

Government Estimates

General Revenue Fund

Presented by the Honourable Travis Toews

President of Treasury Board and Minister of Finance

in the Legislative Assembly of Alberta

February 27, 2020

ISBN 978-1-4601-4710-8 (Print)

ISBN 978-1-4601-4692-7 (Online)

ISSN 2562-9166 (Print)

ISSN 2562-9174 (Online)

PREFACE

The 2020-21 Government Estimates reports the requirements for public monies from the General Revenue Fund to fund the operations of the Government of Alberta for the year commencing April 1, 2020. Together with the 2020-21 Offices of the Legislative Assembly Estimates, the estimates identify the total requirements for public monies from the General Revenue Fund for the year.

The estimates documents focus on the specific legislative requirements set out in section 24 of the Financial Administration Act. Further supplementary information on related financial entities and consolidation adjustments can be found in the 2020-21 Entity Financial Information published in electronic form on the Budget 2020 website, and on the government’s open data portal at https://open.alberta.ca/opendata.

This Preface provides a summary of the information presented in the 2020-21 Government Estimates, an overview of the appropriations process, a summary of major changes in organization structure and financial reporting policy, and definitions of supply votes and selected terms.

The Schedule of Amounts to be Voted illustrates how the supply votes will be presented in the bill for the Appropriation Act, 2020 to be tabled in the Legislative Assembly.

Summaries of the Government Estimates are provided in the following tables:

◾	Total Government Estimates by Type of Vote;
◾	Reconciliation of Supply Votes to Consolidated Government Estimate;
◾	Voted Amounts by Department;
◾	Statutory Amounts by Department;
◾	Non-cash Amounts by Department; and
◾	Entity Statutory Amounts by Ministry.

The Details of the 2020-21 Government Estimates presents information on amounts for each department to be drawn from the General Revenue Fund as required by section 24 of the Financial Administration Act. The details include the following information, as applicable:

◾	Amounts to be Voted;
◾	Description of Supply Vote Programs;
◾	Supply Votes by Type and Program;
◾	Voted Amounts Funded by Credit or Recovery; and
◾	Amounts Not Required to be Voted.

In addition to the information specifically required by the Financial Administration Act, the details presented include supplementary financial information showing the relation between each ministry’s supply vote amounts and the consolidated fiscal plan:

◾	Reconciliation of Supply Vote to the Consolidated Government Estimate by program and by type of Fiscal Plan spending category; and
◾	Statement of Operations, Change in Capital Assets, and Change in Inventory Assets, as appropriate, for the ministry.

Appropriations from the General Revenue Fund

In Alberta, the supply process is governed by the conventions and legal requirements of the Canadian Constitution, Alberta’s

Financial Administration Act, and the Standing Orders of the Legislative Assembly of Alberta.

When the 2020-21 Government Estimates is tabled in the Legislative Assembly, the government makes a motion to refer the report to Legislative Policy Committees for consideration. After the Legislative Policy Committees’ discussions, the Committee of Supply will pass a resolution affirming certain estimate amounts as allocated to each supply vote. Finally, the supply votes as approved by the resolutions of Committee of Supply will be drafted into the Appropriation Act, 2020 Bill and introduced to the Legislative Assembly. Once this bill is enacted by royal assent, the government will have the authority to draw cash from the General Revenue Fund up to the limits of the supply votes set out in the Act.

The 2020-21 Government Estimates details the estimated amounts required by each department for the coming year. Each department’s estimate amounts are divided into:

i	PREFACE

◾	those that require authority to draw cash from the General Revenue Fund under a supply vote pursuant to an appropriation act; and
◾	those that do not require a supply vote either because the amounts already have disbursement authority under a statute other than an appropriation act, or because no cash disbursement is required.

Non-cash amounts do not require a supply vote, an appropriation act or any other statutory authority because these amounts do not require any expenditure or payment of public money. Most non-cash amounts are for expenses related to cash disbursed under a supply vote in a previous fiscal year. For example, amortization expense is related to the cash disbursements authorized under a capital investment vote when the capital asset was built or acquired. Other non-cash amounts are for transactions that will not require cash, such as the year-over-year changes in vacation benefit liabilities.

Budget Presentation and Government Organization Methodology

Budget 2020 documents present the fully consolidated financial reporting entity of the Alberta Government including all entities financially controlled by the Province under Public Sector Accounting Board (PSAB) standards and guidance. These 2020-21 Government Estimates reflect the Province’s budget presentation methodology and the organization of government ministries as of February 27, 2020.

As in past budgets, the comparable amounts presented in these estimates may not match the amounts originally presented in the Government of Alberta 2018-19 Annual Report released on June 28, 2019 or the Budget 2019 documents tabled on October 24, 2019. Any such differences are the result of adjustments applied to maintain the comparability of prior year amounts with the 2020-21 estimate amounts.

Budget 2020 includes the following program structure changes taking effect on April 1, 2020 under the authority of the Appropriation Act, 2020:

◾	The Ministry of Treasury Board and Finance will be made responsible for the Teacher Employer Bargaining Association, which was formerly the responsibility of the Ministry of Education.
◾

The Ministry of Treasury Board and Finance will be made responsible for the revenue administration of the Freehold Mineral Tax program and the Compliance and Assurance unit, which was formerly the responsibility of the Ministry of Energy.

◾	The Ministry of Municipal Affairs will be made responsible for the Alberta First Responders Radio Communications System, which was formerly the responsibility of the Ministry of Service Alberta.
◾	The Ministry of Health will be made responsible for the Seniors Advocate, which was formerly the responsibility of the Ministry of Seniors and Housing.

Definitions of Supply Votes and Other Terms

An Estimate is the amount requested by the government to meet each of its planned commitments for the fiscal year commencing April 1, 2020. The Financial Administration Act requires the 2020-21 Government Estimates to report estimates of any amount that will require a cash withdrawal from the General Revenue Fund.

An Appropriation is an authorization to withdraw and expend public money from the General Revenue Fund or another provincial fund. Following parliamentary tradition, the Financial Administration Act requires that all such authorities be provided in legislation passed by the Legislative Assembly. Appropriations may be created by an appropriation act or other statute. Appropriation acts are drafted to contain the specific set of supply votes that have been resolved by the Committee of Supply.

A Supply Vote is a discrete allocation from the 2020-21 estimates that defines the amount of cash funding that may be drawn from the General Revenue Fund for a specified purpose. Following the principle of ministerial accountability, supply votes are divided along departmental lines. For most ministries, three types of supply vote are used in the 2020-21 Government Estimates: Expense, Capital Investment and Financial Transactions. A fourth type of supply vote has been provided for the Ministry of Treasury Board and Finance for Contingency and Disaster and Emergency Assistance.

PREFACE	ii

Expense amounts are cash disbursements for the purposes of salaries, supplies and services, grants to parties outside the consolidated government for operating and capital purposes, as well as interest expense and other debt servicing costs for borrowing related to both capital and general government purposes. These amounts include capital payments to related parties that are expected to result in the creation of a tangible capital asset for that related party and for the consolidated government as a whole. Capital payments to related parties are shown under a separate header.

Capital Investment consists of cash disbursements for the purposes of investments in department tangible capital assets valued at $5,000 or more.

Financial Transactions consist of cash disbursements for the purposes of payments for the reduction of a liability (including debt repayment), expenses to be recognized in a future year, the acquisition of financial assets (including in particular the making of loans or advances), or the purchase of inventories. Financial liabilities for alternatively financed capital projects are reduced by payments from a Financial Transactions vote.

The Contingency and Disaster and Emergency Assistance supply vote consists of a provisional funding authority transferrable to any ministry to address requirements for disasters, emergencies and other contingencies as directed by the Lieutenant Governor in Council during the fiscal year.

iii	PREFACE

SCHEDULE OF AMOUNTS TO BE VOTED
VOTE	Estimate

ADVANCED EDUCATION
Expense	$2,805,458,000
Capital Investment	25,000
Financial Transactions	701,600,000

AGRICULTURE AND FORESTRY
Expense	$614,401,000
Capital Investment	17,323,000
Financial Transactions	1,310,000

CHILDREN’S SERVICES
Expense	$1,371,056,000
Capital Investment	483,000

COMMUNITY AND SOCIAL SERVICES
Expense	$3,947,052,000
Capital Investment	547,000

CULTURE, MULTICULTURALISM AND STATUS OF WOMEN
Expense	$246,775,000
Capital Investment	2,331,000
Financial Transactions	1,551,000

ECONOMIC DEVELOPMENT, TRADE AND TOURISM
Expense	$290,382,000
Capital Investment	1,525,000

EDUCATION
Expense	$4,810,668,000
Capital Investment	565,000
Financial Transactions	16,506,000

ENERGY
Expense	$179,598,000
Capital Investment	500,000
Financial Transactions	96,970,000

ENVIRONMENT AND PARKS
Expense	$588,197,000
Capital Investment	67,252,000
Financial Transactions	4,019,000

EXECUTIVE COUNCIL
Expense	$16,644,000
Capital Investment	25,000

1	Government

SCHEDULE OF AMOUNTS TO BE VOTED... continued

VOTE	Estimate

HEALTH
Expense	$21,082,198,000
Capital Investment	33,230,000
Financial Transactions	70,221,000

INDIGENOUS RELATIONS
Expense	$221,516,000
Capital Investment	25,000
Financial Transactions	3,000,000

INFRASTRUCTURE
Expense	$486,670,000
Capital Investment	1,591,313,000
Financial Transactions	21,293,000

JUSTICE AND SOLICITOR GENERAL
Expense	$1,344,514,000
Capital Investment	9,462,000

LABOUR AND IMMIGRATION
Expense	$210,563,000
Capital Investment	900,000

MUNICIPAL AFFAIRS
Expense	$1,429,335,000
Capital Investment	12,066,000
Financial Transactions	36,839,000

SENIORS AND HOUSING
Expense	$546,354,000
Capital Investment	25,000
Financial Transactions	19,700,000

SERVICE ALBERTA
Expense	$554,941,000
Capital Investment	88,742,000
Financial Transactions	14,050,000

TRANSPORTATION
Expense	$1,106,590,000
Capital Investment	1,161,237,000
Financial Transactions	106,288,000

TREASURY BOARD AND FINANCE
Expense	$217,729,000
Capital Investment	25,000
Contingency and Disaster and Emergency Assistance	750,000,000

Government	2

SCHEDULE OF AMOUNTS TO BE VOTED... continued

Estimate
Expense amounts to be voted under
Section 2 of the Appropriation Act, 2020	$42,070,641,000

Capital Investment amounts to be voted under
Section 3 of the Appropriation Act, 2020	$2,987,601,000

Financial Transactions amounts to be voted under
Section 4 of the Appropriation Act, 2020	$1,093,347,000

Contingency and Disaster and Emergency Assistance amounts to be voted under
Section 5 of the Appropriation Act, 2020	$750,000,000

3	Government

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate

EXPENSE	42,440,195	44,473,071	43,902,298	42,070,641

CAPITAL INVESTMENT	2,397,639	2,574,486	2,528,414	2,987,601

FINANCIAL TRANSACTIONS	1,348,302	1,109,051	1,094,706	1,093,347

CONTINGENCY AND DISASTER AND EMERGENCY ASSISTANCE	-	680,000	-	750,000

5

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN

The following tables summarize the relationship between departments’ Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

EXPENSE

(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2020-21
	Supply	Not Voted	Not Voted	Adjustments	Estimate
OPERATING EXPENSE

Advanced Education	2,537,135	101,104	4,748,559	(2,261,021)	5,125,777
Agriculture and Forestry	600,976	-	524,814	(293,005)	832,785
Children’s Services	1,371,056	277,000	-	(12,000)	1,636,056
Community and Social Services	3,947,052	900	-	(37,627)	3,910,325
Culture, Multiculturalism and Status of Women	188,486	1,217	27,560	(32,582)	184,681
Economic Development, Trade and Tourism	288,132	21,500	230,788	(259,185)	281,235
Education	4,669,885	393,700	10,181,231	(6,922,883)	8,321,933
Energy	179,598	26,379	329,613	(30,000)	505,590
Environment and Parks	542,947	7,252	555,121	(573,333)	531,987
Executive Council	16,644	-	-	-	16,644
Health	20,808,757	2,000	13,954,321	(14,148,863)	20,616,215
Indigenous Relations	202,738	-	10,000	(10,000)	202,738
Infrastructure	473,714	5,379	-	(6,801)	472,292
Justice and Solicitor General	1,344,264	37,765	60,789	-	1,442,818
Labour and Immigration	210,563	-	-	(2,000)	208,563
Municipal Affairs	205,666	20,725	14,501	-	240,892
Seniors and Housing	546,354	138	172,958	(82,398)	637,052
Service Alberta	549,941	1,062	-	(69,500)	481,503
Transportation	383,594	-	1,889	(1,889)	383,594
Treasury Board and Finance	217,729	711,051	1,815,701	(1,051,940)	1,692,541
Sub-total	39,285,231	1,607,172	32,627,845	(25,795,027)	47,725,221

CAPITAL GRANTS

Advanced Education	268,323	-	-	(268,323)	-
Agriculture and Forestry	13,425	-	-	-	13,425
Culture, Multiculturalism and Status of Women	58,289	-	-	-	58,289
Economic Development, Trade and Tourism	2,250	-	-	(2,250)	-
Education	113,811	-	-	(112,811)	1,000
Energy	-	145,580	-	-	145,580
Environment and Parks	45,250	-	10,000	-	55,250
Health	273,441	-	-	(181,310)	92,131
Indigenous Relations	18,778	-	-	-	18,778
Infrastructure	12,857	1,334,165	-	(1,334,165)	12,857
Justice and Solicitor General	250	-	-	-	250
Municipal Affairs	1,223,669	-	-	-	1,223,669
Seniors and Housing	-	-	47,288	-	47,288
Service Alberta	5,000	-	-	-	5,000
Transportation	628,456	29,132	-	(29,132)	628,456
Sub-total	2,663,799	1,508,877	57,288	(1,927,991)	2,301,973

Government	6

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN ... continued EXPENSE ... continued

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
AMORTIZATION / LOSS ON DISPOSAL

Advanced Education	-	600	554,587	-	555,187
Agriculture and Forestry	-	18,483	6,883	-	25,366
Children’s Services	-	80	-	-	80
Community and Social Services	-	500	-	-	500
Culture, Multiculturalism and Status of Women	-	7,032	7	-	7,039
Economic Development, Trade and Tourism	-	73	7,218	-	7,291
Education	-	2,182	428,365	-	430,547
Energy	-	500	17,800	-	18,300
Environment and Parks	-	84,958	30	-	84,988
Health	-	18,250	586,272	-	604,522
Indigenous Relations	-	63	-	-	63
Infrastructure	-	135,030	-	-	135,030
Justice and Solicitor General	-	6,066	69	-	6,135
Labour and Immigration	-	800	-	-	800
Municipal Affairs	-	29,566	553	-	30,119
Seniors and Housing	-	227	43,404	-	43,631
Service Alberta	-	95,281	-	-	95,281
Transportation	-	638,350	-	-	638,350
Treasury Board and Finance	-	50	28,819	-	28,869
Sub-total	-	1,038,091	1,674,007	-	2,712,098

INVENTORY CONSUMPTION

Advanced Education	-	-	178,000	-	178,000
Agriculture and Forestry	-	1,310	-	-	1,310
Culture, Multiculturalism and Status of Women	-	650	-	-	650
Health	-	68,240	825,260	-	893,500
Infrastructure	-	2,900	-	-	2,900
Service Alberta	-	14,050	-	-	14,050
Transportation	-	50,000	-	-	50,000
Sub-total	-	137,150	1,003,260	-	1,140,410

DEBT SERVICING COSTS

Advanced Education	-	-	46,578	(46,578)	-
Agriculture and Forestry	-	-	72,374	(72,374)	-
Education	26,972	-	12,275	(3,683)	35,564
Health	-	-	16,000	(16,000)	-
Infrastructure	99	-	-	-	99
Transportation	94,540	-	-	-	94,540
Treasury Board and Finance	-	2,476,197	368,164	(469,564)	2,374,797
Sub-total	121,611	2,476,197	515,391	(608,199)	2,505,000

PENSION PROVISIONS

Advanced Education	-	-	(1,269)	-	(1,269)
Education	-	(143,712)	-	-	(143,712)
Treasury Board and Finance	-	(269,000)	-	-	(269,000)
Sub-total	-	(412,712)	(1,269)	-	(413,981)

7	Government

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN ... continued EXPENSE ... continued

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
CONTINGENCY AND DISASTER AND EMERGENCY ASSISTANCE Treasury Board and Finance	750,000	-	-	-	750,000

Total	42,820,641	6,354,775	35,876,522	(28,331,217)	56,720,721

CAPITAL INVESTMENT
Advanced Education	25	-	654,254	-	654,279
Agriculture and Forestry	17,323	200	7,573	-	25,096
Children’s Services	483	-	-	-	483
Community and Social Services	547	-	-	-	547
Culture, Multiculturalism and Status of Women	2,331	-	-	-	2,331
Economic Development, Trade and Tourism	1,525	-	10,750	-	12,275
Education	565	-	840,391	-	840,956
Energy	500	-	16,500	-	17,000
Environment and Parks	67,252	31,582	17	(31,582)	67,269
Executive Council	25	-	-	-	25
Health	33,230	-	1,162,493	-	1,195,723
Indigenous Relations	25	-	-	-	25
Infrastructure	1,591,313	-	-	(1,334,165)	257,148
Justice and Solicitor General	9,462	-	15	-	9,477
Labour and Immigration	900	-	-	-	900
Municipal Affairs	12,066	-	609	-	12,675
Seniors and Housing	25	-	168,381	-	168,406
Service Alberta	88,742	-	-	-	88,742
Transportation	1,161,237	151,381	-	-	1,312,618
Treasury Board and Finance	25	-	18,528	-	18,553
Total	2,987,601	183,163	2,879,511	(1,365,747)	4,684,528

INVENTORY ACQUISITION
Advanced Education	-	-	178,000	-	178,000
Agriculture and Forestry	1,310	-	-	-	1,310
Culture, Multiculturalism and Status of Women	650	-	-	-	650
Health	70,221	-	817,979	-	888,200
Infrastructure	3,000	-	-	-	3,000
Service Alberta	14,050	-	-	-	14,050
Transportation	50,000	-	-	-	50,000
Total	139,231	-	995,979	-	1,135,210

Government	8

EXPENSE VOTES BY DEPARTMENT
(thousands of dollars)			Comparable
		2018-19	2019-20	2019-20	2020-21
		Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
Advanced Education		2,770,930	2,653,740	2,643,856	2,537,135
Agriculture and Forestry		920,923	1,128,006	1,202,745	600,976
Children’s Services		1,334,017	1,417,598	1,391,091	1,371,056
Community and Social Services		3,671,019	3,946,626	3,883,626	3,947,052
Culture, Multiculturalism and Status of Women		252,024	222,267	221,175	188,486
Economic Development, Trade and Tourism		398,291	290,617	289,187	288,132
Education		4,778,538	4,774,955	4,774,955	4,669,885
Energy		200,011	1,757,140	1,506,406	179,598
Environment and Parks		571,163	623,609	580,643	542,947
Executive Council		17,302	19,619	19,521	16,644
Health		20,499,811	20,774,256	20,815,195	20,808,757
Indigenous Relations		212,627	190,071	178,871	202,738
Infrastructure		491,654	461,683	459,381	473,714
Justice and Solicitor General		1,373,095	1,367,512	1,362,693	1,344,264
Labour and Immigration		211,804	220,860	215,420	210,563
Municipal Affairs		329,318	372,275	370,179	205,666
Seniors and Housing		563,168	454,645	453,345	546,354
Service Alberta		577,792	589,198	581,610	549,941
Transportation		443,272	410,922	408,867	383,594
Treasury Board and Finance		264,078	244,907	241,041	217,729
	Sub-total	39,880,837	41,920,506	41,599,807	39,285,231

CAPITAL GRANTS
Agriculture and Forestry		17,425	17,425	17,425	13,425
Community and Social Services		1,288	-	-	-
Culture, Multiculturalism and Status of Women		84,971	49,279	44,426	58,289
Economic Development, Trade and Tourism		-	1,500	1,500	-
Education		595	1,000	1,000	1,000
Environment and Parks		66,420	27,600	26,328	45,250
Health		38,282	28,326	10,117	92,131
Indigenous Relations		48,418	8,286	3,286	18,778
Infrastructure		27,568	22,552	20,196	12,857
Justice and Solicitor General		-	-	-	250
Municipal Affairs		884,202	1,127,317	1,128,176	1,223,669
Service Alberta		2,966	5,000	3,500	5,000
Transportation		510,034	627,465	457,574	628,456
	Sub-total	1,682,169	1,915,750	1,713,528	2,099,105

CAPITAL PAYMENTS TO RELATED PARTIES
Advanced Education		307,377	219,696	177,056	268,323
Economic Development, Trade and Tourism		2,595	6,250	6,250	2,250
Education		111,902	112,000	112,000	112,811
Environment and Parks		1,996	-	-	-
Health		149,210	180,668	175,456	181,310
Seniors and Housing		182,947	-	-	-
	Sub-total	756,027	518,614	470,762	564,694

9	Government

EXPENSE VOTES BY DEPARTMENT... continued

(thousands of dollars)			Comparable
		2018-19	2019-20	2019-20	2020-21
		Actual	Budget	Forecast	Estimate
DEBT SERVICING
Education		28,442	27,800	27,800	26,972
Infrastructure		145	123	123	99
Transportation		92,131	90,149	90,149	94,540
Treasury Board and Finance		444	129	129	-
	Sub-total	121,162	118,201	118,201	121,611

Total		42,440,195	44,473,071	43,902,298	42,070,641

CAPITAL INVESTMENT VOTES BY DEPARTMENT
DEPARTMENT CAPITAL ACQUISITIONS
Advanced Education		10	25	25	25
Agriculture and Forestry		13,954	15,326	12,890	17,323
Children’s Services		141	84	84	483
Community and Social Services		491	683	683	547
Culture, Multiculturalism and Status of Women		2,655	2,331	2,331	2,331
Economic Development, Trade and Tourism		24	25	25	1,525
Education		378	751	751	565
Energy		11	874	874	500
Environment and Parks		57,855	72,110	67,769	67,252
Executive Council		-	25	25	25
Health		7,438	22,230	22,230	33,230
Indigenous Relations		-	25	25	25
Infrastructure		157,018	206,499	158,473	257,148
Justice and Solicitor General		8,384	9,198	9,198	9,462
Labour and Immigration		2,985	1,150	1,290	900
Municipal Affairs		7,829	13,432	9,076	12,066
Seniors and Housing		-	25	25	25
Service Alberta		100,440	95,392	98,840	88,742
Transportation		1,117,455	1,013,507	1,013,507	1,161,237
Treasury Board and Finance		-	25	25	25
	Sub-total	1,477,068	1,453,717	1,398,146	1,653,436

CAPITAL FOR RELATED PARTIES
Infrastructure		920,571	1,120,769	1,130,268	1,334,165

Total		2,397,639	2,574,486	2,528,414	2,987,601

Government	10

FINANCIAL TRANSACTIONS VOTES BY DEPARTMENT
(thousands of dollars)		Comparable
	2018-19	2019-20	2019-20	2020-21
	Actual	Budget	Forecast	Estimate
LOANS AND ADVANCES
Advanced Education	637,521	688,800	688,800	701,600
Seniors and Housing	13,813	19,700	19,700	19,700
Sub-total	651,334	708,500	708,500	721,300

INVENTORY ACQUISITION
Agriculture and Forestry	1,341	1,310	1,310	1,310
Culture, Multiculturalism and Status of Women	1,057	650	650	650
Health	65,950	67,819	60,463	70,221
Infrastructure	2,791	2,845	2,845	3,000
Service Alberta	13,612	10,150	13,900	14,050
Transportation	49,651	50,000	50,000	50,000
Sub-total	134,402	132,774	129,168	139,231

PREPAID EXPENSE
Energy	307,890	-	-	-

LAND DEVELOPMENT LIABILITY RETIREMENT
Infrastructure	8,564	13,008	13,008	12,835

LEASE LIABILITY RETIREMENT
Infrastructure	175	500	500	500

2013 ALBERTA FLOODING LIABILITY RETIREMENT
Indigenous Relations	19,143	14,157	11,157	3,000
Municipal Affairs	48,297	48,887	41,877	36,839
Sub-total	67,440	63,044	53,034	39,839

CONTAMINATED SITE LIABILITY RETIREMENT
Culture, Multiculturalism and Status of Women	582	904	175	901
Environment and Parks	-	4,019	4,019	4,019
Infrastructure	1,624	2,755	2,755	2,750
Sub-total	2,206	7,678	6,949	7,670

LEGAL LIABILITY RETIREMENT
Energy	96,985	98,899	98,899	96,970
Infrastructure	11,900	16,840	16,840	1,356
Sub-total	108,885	115,739	115,739	98,326

DEBT REPAYMENT
Treasury Board and Finance	3,617	1,362	1,362	-

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
Education	15,026	15,678	15,678	16,506
Infrastructure	806	829	829	852
Transportation	47,957	49,939	49,939	56,288
Sub-total	63,789	66,446	66,446	73,646

Total	1,348,302	1,109,051	1,094,706	1,093,347

11	Government

CONTINGENCY AND DISASTER AND EMERGENCY ASSISTANCE VOTE
(thousands of dollars)	Comparable
	2018-19	2019-20	2019-20	2020-21
	Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
Treasury Board and Finance	-	680,000	-	750,000

Government	12

STATUTORY EXPENSE BY DEPARTMENT
(thousands of dollars)	Comparable
	2018-19	2019-20	2019-20	2020-21
	Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
Advanced Education	48,958	51,099	51,099	51,099
Children’s Services	169,064	179,000	179,000	275,500
Culture, Multiculturalism and Status of Women	48	80	80	80
Economic Development, Trade and Tourism	22,347	23,384	23,384	21,500
Education	405,268	405,400	405,400	393,700
Energy	1,016	788	788	564
Environment and Parks	8,963	5,000	14,792	5,000
Indigenous Relations	9	-	-	-
Justice and Solicitor General	30,904	30,707	30,707	30,682
Municipal Affairs	20,428	20,525	20,525	20,525
Service Alberta	7,001	25	25	25
Treasury Board and Finance	1,305,503	965,630	963,329	692,235
Sub-total	2,019,509	1,681,638	1,689,129	1,490,910

CAPITAL GRANTS
Energy	164,896	135,680	61,430	145,580

CAPITAL PAYMENTS TO RELATED PARTIES
Advanced Education	28,010	-	-	-

DEBT SERVICING
Treasury Board and Finance	1,930,847	2,244,317	2,057,453	2,476,197
Total	4,143,262	4,061,635	3,808,012	4,112,687

STATUTORY FINANCIAL TRANSACTIONS BY DEPARTMENT
LOANS AND ADVANCES
Treasury Board and Finance	10,177,000	8,984,000	8,393,000	11,037,700

DEBT REPAYMENT
Treasury Board and Finance	8,768,000	5,629,000	5,629,000	7,416,432
Total	18,945,000	14,613,000	14,022,000	18,454,132

13	Government

NON-CASH EXPENSE BY DEPARTMENT
(thousands of dollars)		Comparable
		2018-19	2019-20	2019-20	2020-21
		Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
Treasury Board and Finance		12,928	11,009	11,009	2,816

VALUATION ADJUSTMENTS AND OTHER PROVISIONS
Advanced Education		72,254	74,005	74,005	50,005
Agriculture and Forestry		(185)	-	-	-
Children’s Services		2,582	1,500	1,500	1,500
Community and Social Services		129	900	900	900
Culture, Multiculturalism and Status of Women		739	1,137	1,137	1,137
Economic Development, Trade and Tourism		182	-	-	-
Education		93	-	-	-
Energy		33,589	27,912	27,912	25,815
Environment and Parks		12,596	2,252	2,252	2,252
Executive Council		102	-	-	-
Health		3,147	2,000	2,000	2,000
Indigenous Relations		13	-	-	-
Infrastructure		4,357	5,496	5,496	5,379
Justice and Solicitor General		7,790	6,966	6,966	7,083
Labour and Immigration		568	-	-	-
Municipal Affairs		25	200	200	200
Seniors and Housing		72	138	138	138
Service Alberta		(93)	1,037	1,037	1,037
Transportation		477	-	-	-
Treasury Board and Finance		(45,057)	16,000	22,000	16,000
	Sub-total	93,380	139,543	145,543	113,446

CAPITAL GRANTS IN KIND
Infrastructure		62,411	13,164	13,164	-

CAPITAL PAYMENTS TO RELATED PARTIES
Education		3	-	-	-
Environment and Parks		868	-	-	-
Municipal Affairs		101	-	-	-
Service Alberta		5,899	-	-	-
Transportation		116,886	32,284	32,284	29,132
	Sub-total	123,757	32,284	32,284	29,132

CAPITAL FOR RELATED PARTIES
Infrastructure		920,571	1,120,769	1,130,268	1,334,165

Government	14

NON-CASH EXPENSE BY DEPARTMENT... continued

(thousands of dollars)			Comparable
		2018-19	2019-20	2019-20	2020-21
		Actual	Budget	Forecast	Estimate
AMORTIZATION
Advanced Education		13	600	600	600
Agriculture and Forestry		14,086	20,486	20,486	18,483
Children’s Services		30	78	78	80
Community and Social Services		662	500	500	500
Culture, Multiculturalism and Status of Women		4,299	8,197	8,197	7,032
Economic Development, Trade and Tourism		76	76	76	73
Education		5,379	7,057	5,714	2,182
Energy		390	500	500	500
Environment and Parks		58,517	76,939	76,939	84,958
Health		17,087	18,250	18,250	18,250
Indigenous Relations		21	63	63	63
Infrastructure		118,873	127,430	127,430	135,030
Justice and Solicitor General		2,050	5,818	5,818	6,066
Labour and Immigration		754	800	800	800
Municipal Affairs		25,913	45,299	29,299	29,566
Seniors and Housing		1	227	227	227
Service Alberta		90,591	79,343	95,343	95,281
Transportation		583,078	614,901	614,901	638,350
Treasury Board and Finance		17	50	50	50
	Sub-total	921,837	1,006,614	1,005,271	1,038,091

WRITE DOWN OR LOSS ON DISPOSAL OF CAPITAL ASSETS
Culture, Multiculturalism and Status of Women		241	-	-	-
Economic Development, Trade and Tourism		21	-	-	-
Education		6	-	-	-
Environment and Parks		1,123	-	-	-
Infrastructure		476	-	7,000	-
Justice and Solicitor General		4	-	-	-
Municipal Affairs		75	-	-	-
Service Alberta		2,181	-	-	-
Transportation		50	-	-	-
	Sub-total	4,177	-	7,000	-

CONSUMPTION OF INVENTORY
Agriculture and Forestry		1,036	1,310	1,310	1,310
Culture, Multiculturalism and Status of Women		722	650	650	650
Health		58,666	67,013	61,102	68,240
Infrastructure		2,722	2,900	2,900	2,900
Service Alberta		13,596	10,150	13,900	14,050
Transportation		47,813	50,000	50,000	50,000
	Sub-total	124,555	132,023	129,862	137,150

PENSION PROVISIONS
Education		(110,537)	(113,238)	(113,238)	(143,712)
Treasury Board and Finance		(40,809)	(226,000)	(200,000)	(269,000)
	Sub-total	(151,346)	(339,238)	(313,238)	(412,712)

Total		2,112,270	2,116,168	2,161,163	2,242,088

15	Government

NON-CASH CAPITAL INVESTMENT BY DEPARTMENT
(thousands of dollars)			Comparable
		2018-19	2019-20	2019-20	2020-21
		Actual	Budget	Forecast	Estimate
DONATED CAPITAL ASSETS
Agriculture and Forestry		-	200	-	200
Environment and Parks		-	1,111	1,111	-
Infrastructure		380	-	-	-
Transportation		2,002	-	-	-
	Sub-total	2,382	1,311	1,111	200

ALTERNATIVELY FINANCED CAPITAL ASSETS
Culture, Multiculturalism and Status of Women		40	-	-	-
Service Alberta		493	-	-	-
Transportation		127,443	148,813	148,813	151,381
	Sub-total	127,976	148,813	148,813	151,381

CAPITAL ACQUIRED FROM RELATED PARTIES
Agriculture and Forestry		470	-	-	-
Environment and Parks		-	32,284	32,284	29,132
Infrastructure		498	-	-	-
Labour and Immigration		-	250	250	-
	Sub-total	968	32,534	32,534	29,132

CAPITAL ASSET EXCHANGES
Environment and Parks		-	2,727	2,727	2,450

CAPITAL ASSET REVALUATION
Infrastructure		83,540	-	-	-

Total		214,866	185,385	185,185	183,163

Government	16

ENTITY STATUTORY EXPENSE BY MINISTRY

(thousands of dollars)		Comparable

		2018-19	2019-20	2019-20	2020-21
		Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
Advanced Education		4,997,537	4,713,460	5,064,976	4,748,559
Agriculture and Forestry		783,815	521,141	1,087,983	515,444
Culture, Multiculturalism and Status of Women		30,063	28,980	28,980	27,560
Economic Development, Trade and Tourism		302,250	240,125	239,415	230,788
Education		10,018,678	9,971,408	9,971,408	10,179,962
Energy		320,272	316,729	344,116	329,613
Environment and Parks		489,068	685,218	602,112	555,121
Health		13,869,631	13,975,815	14,145,815	13,954,321
Indigenous Relations		-	6,000	2,000	10,000
Justice and Solicitor General		51,091	43,825	44,325	60,794
Municipal Affairs		14,106	14,562	14,562	14,501
Seniors and Housing		188,713	182,583	180,683	172,958
Transportation		1,537	1,989	1,989	1,889
Treasury Board and Finance		1,576,311	1,798,628	2,503,696	1,815,701
	Sub-total	32,643,072	32,500,463	34,232,060	32,617,211

VALUATION ADJUSTMENTS AND OTHER PROVISIONS
Advanced Education		604	-	-	-
Agriculture and Forestry		(778)	5,975	8,299	9,370
Economic Development, Trade and Tourism		1	-	-	-
Education		(3,783)	1,277	1,277	1,269
Environment and Parks		16	-	-	-
Health		39,000	-	-	-
Justice and Solicitor General		(6,367)	-	-	(5)
Seniors and Housing		29	-	-	-
Transportation		22	-	-	-
	Sub-total	28,744	7,252	9,576	10,634

CAPITAL GRANTS
Environment and Parks		47,594	10,000	10,000	10,000
Seniors and Housing		57,414	24,947	14,992	47,288
	Sub-total	105,008	34,947	24,992	57,288

AMORTIZATION
Advanced Education		524,413	549,360	549,360	554,587
Agriculture and Forestry		8,235	7,464	7,464	6,883
Culture, Multiculturalism and Status of Women		8	8	8	7
Economic Development, Trade and Tourism		6,033	7,254	7,254	7,218
Education		407,471	349,000	425,382	428,365
Energy		17,262	13,300	17,800	17,800
Environment and Parks		42	42	42	30
Health		527,149	554,272	543,272	586,272
Justice and Solicitor General		92	69	69	69
Municipal Affairs		508	622	622	553
Seniors and Housing		35,245	41,404	38,404	43,404
Treasury Board and Finance		21,742	24,002	23,779	28,819
	Sub-total	1,548,200	1,546,797	1,613,456	1,674,007

17	Government

ENTITY STATUTORY EXPENSE BY MINISTRY .... continued

(thousands of dollars)		Comparable

	2018-19	2019-20	2019-20	2020-21
	Actual	Budget	Forecast	Estimate
WRITE DOWN OR LOSS ON DISPOSAL OF CAPITAL ASSETS
Advanced Education	5,685	-	-	-
Agriculture and Forestry	443	-	-	-
Economic Development, Trade and Tourism	(8)	-	-	-
Energy	111	-	-	-
Health	2,734	-	22,000	-
Municipal Affairs	99	-	-	-
Seniors and Housing	2,806	-	-	-

Sub-total	11,870	-	22,000	-

CONSUMPTION OF INVENTORY
Advanced Education	171,904	175,000	175,000	178,000
Health	866,944	826,487	877,487	825,260

Sub-total	1,038,848	1,001,487	1,052,487	1,003,260

DEBT SERVICING
Advanced Education	39,602	45,515	45,515	46,578
Agriculture and Forestry	69,250	67,361	69,794	72,374
Education	22,518	12,356	12,356	12,275
Health	15,353	16,000	16,000	16,000
Seniors and Housing	5,184	4,761	4,761	-
Treasury Board and Finance	373,817	359,251	436,514	368,164

Sub-total	525,724	505,244	584,940	515,391

PENSION PROVISIONS
Advanced Education	(39,699)	2,885	2,885	(1,269)
Total	35,861,767	35,599,075	37,542,396	35,876,522

Government	18

ENTITY STATUTORY CAPITAL INVESTMENT BY MINISTRY
(thousands of dollars)		Comparable
	2018-19	2019-20	2019-20	2020-21
	Actual	Budget	Forecast	Estimate
CAPITAL INVESTMENT
Advanced Education	693,829	571,995	508,281	654,254
Agriculture and Forestry	5,481	7,573	7,573	7,573
Economic Development, Trade and Tourism	7,320	14,750	14,750	10,750
Education	677,170	738,160	728,240	840,391
Energy	20,052	13,300	13,300	16,500
Environment and Parks	-	17	17	17
Health	594,376	1,016,631	1,013,274	1,162,493
Justice and Solicitor General	-	15	15	15
Municipal Affairs	2,336	305	305	609
Seniors and Housing	112,906	126,111	133,706	168,381
Treasury Board and Finance	13,961	24,143	24,195	18,528
Sub-total	2,127,431	2,513,000	2,443,656	2,879,511

ALTERNATIVELY FINANCED CAPITAL ASSETS
Seniors and Housing	25	-	-	-

CAPITAL ACQUIRED FROM RELATED PARTIES
Health	285,324	-	-	-
Seniors and Housing	1,490	-	-	-
Sub-total	286,814	-	-	-

Total	2,414,270	2,513,000	2,443,656	2,879,511

ENTITY STATUTORY FINANCIAL TRANSACTIONS BY MINISTRY

INVENTORY ACQUISITION
Advanced Education	172,370	175,000	175,000	178,000
Health	876,878	820,381	871,381	817,979

Total	1,049,248	995,381	1,046,381	995,979

19	Government

Details of the 2020-21

Government Estimates

General Revenue Fund

Advanced Education

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable

	2018-19	2019-20	2019-20	2020-21
	Actual	Budget	Forecast	Estimate

EXPENSE	3,078,307	2,873,436	2,820,912	2,805,458

CAPITAL INVESTMENT	10	25	25	25

FINANCIAL TRANSACTIONS	637,521	688,800	688,800	701,600

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister’s Office
Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Strategic and Corporate Services

Provides key ministry support functions including: corporate services; finance; cross-ministry and intergovernmental strategies; strategic policy and planning; as well as governance and legislative support.

2	Support for Adult Learning
2.1	Program Delivery Support
Manages policies and programs that support post-secondary institutions, including operating and capital grant funding, program approvals and policy coordination.
2.2	Operating Support for Post-Secondary Institutions
Provides Campus Alberta Grants to 26 post-secondary institutions to support operating costs. Grants for apprenticeship classroom education to the post-secondary institutions are also included.
2.3	Inter-Jurisdiction Programs
Funds international education opportunities and provides spaces in other provinces for Alberta students in degree programs not offered in Alberta.
2.4	Community and Indigenous Education
Funds Community Adult Learning Programs organizations to support the delivery of literacy and foundational learning opportunities across the province.
2.5	Adult Learning System Initiatives
Provides funding for short-term program initiatives, information technology data collection systems development, indigenous education initiatives, and employment and satisfaction surveys.

3	Apprenticeship Delivery

Responsible for the delivery of Apprenticeship and Industry Training programs to support the development, maintenance, and delivery of designated trade, occupational and qualification certificate programs.

4	Student Aid
4.1	Program Delivery Support
Responsible for administering student aid programs including loans, grants, scholarships and awards involving service to adult learners and other clients.
4.2	Scholarships and Awards
Provides funding for 11 scholarships and awards to reward achievement and incent participation in post-secondary education.
4.3	Student Aid Grants
Provides non-repayable grants for full time and part time studies to eligible student loan borrowers.
4.4	Student Loan Disbursements
Provides repayable financial assistance to eligible students enrolled in a fulltime program at an approved post-secondary institution.

5	Foundational Learning Supports
5.1	Program Delivery Support
Responsible for managing policy, program eligibility and funding to training providers; processing learner applications; funding learners; and responding to learner and training provider inquiries.
5.2	Foundational Learning Programs
Funds grants to students that support the transition into post-secondary studies and/or help them find employment. Funding covers tuition, fees, books, and eligible living costs.

Advanced Education	24

DESCRIPTION OF SUPPLY VOTE PROGRAMS... continued

6	Post-Secondary Infrastructure
6.1	Capital Expansion and Upgrading
Provides capital support to public post-secondary institutions for expansion and major preservation projects.
6.2	Capital Maintenance and Renewal
Provides grants for priority projects aimed at maintaining the condition of facilities.

25	Advanced Education

EXPENSE VOTE BY PROGRAM

(thousands of dollars)

				Comparable
			2018-19	2019-20	2019-20	2020-21
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		918	943	943	667
1.2	Deputy Minister’s Office		614	573	573	561
1.3	Strategic and Corporate Services		10,349	9,556	9,556	9,063

		Sub-total	11,881	11,072	11,072	10,291

2	Support for Adult Learning
2.1	Program Delivery Support		12,049	11,266	11,566	10,676
2.2	Operating Support for Post-Secondary Institutions		2,430,839	2,315,640	2,304,840	2,201,240
2.3	Inter-Jurisdiction Programs		9,467	9,467	9,467	9,467
2.4	Community and Indigenous Education		24,944	22,449	21,465	22,449
2.5	Adult Learning System Initiatives		18,938	19,475	14,475	19,408

		Sub-total	2,496,237	2,378,297	2,361,813	2,263,240

3	Apprenticeship Delivery		35,608	36,861	36,861	37,500

4	Student Aid
4.1	Program Delivery Support		29,736	28,435	32,435	27,701
4.2	Scholarships and Awards		45,304	47,304	46,904	47,304
4.3	Student Aid Grants		54,784	54,784	57,784	54,784

		Sub-total	129,824	130,523	137,123	129,789

5	Foundational Learning Supports
5.1	Program Delivery Support		4,110	3,786	3,786	3,559
5.2	Foundational Learning Programs		93,270	93,201	93,201	92,756

		Sub-total	97,380	96,987	96,987	96,315

CAPITAL PAYMENTS TO RELATED PARTIES
6	Post-Secondary Infrastructure
6.1	Capital Expansion and Upgrading		184,077	207,696	177,056	149,823
6.2	Capital Maintenance and Renewal		123,300	12,000	-	118,500

		Sub-total	307,377	219,696	177,056	268,323
Total			3,078,307	2,873,436	2,820,912	2,805,458

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic and Corporate Services		-	25	25	25

5	Foundational Learning Supports
5.1	Program Delivery Support		10	-	-	-

Total			10	25	25	25

Advanced Education	26

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)

			Comparable
		2018-19	2019-20	2019-20	2020-21
		Actual	Budget	Forecast	Estimate
LOANS AND ADVANCES

4	Student Aid
4.4	Student Loan Disbursements	637,521	688,800	688,800	701,600
Total		637,521	688,800	688,800	701,600

27	Advanced Education

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2020-21
		Estimate
1	Canada Student Loan Administration Funding is received from the federal government to administer Canada student loans and grants to Alberta students on a cost-recovery basis. Program 4.1	4,350
2	Red Seal Secretariat Funding from the federal government for the Red Seal Secretariat functions. The Red Seal Program helps to develop a highly qualified, productive and mobile skilled trades workforce by developing high-quality Red Seal products, including Red Seal occupational standards and interprovincial examinations for Red Seal trades in collaboration with industry. Program 3	454
3	French Language Program Funding is received from the federal government to support French minority language and second language education programs. Programs 2.2 and 4.2	4,300

Total		9,104

Advanced Education	28

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)		Comparable
	2018-19	2019-20	2019-20	2020-21
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Heritage Scholarships	48,958	51,099	51,099	51,099
Capital Payments to Related Parties
Post-Secondary Infrastructure	28,010	-	-	-

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	13	600	600	600
Valuation Adjustments and Other Provisions
Provision for Future Cost of Student Loans Issued	72,201	74,000	74,000	50,000
Ministry Support Services	53	5	5	5

Total	149,235	125,704	125,704	101,704

29	Advanced Education

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
EXPENSE
Ministry Support Services	10,291	605	-	-	10,896
Support for Adult Learning	2,263,240	-	-	(2,183,788)	79,452
Apprenticeship Delivery	37,500	-	-	-	37,500
Student Aid	129,789	101,099	-	(23,849)	207,039
Foundational Learning Supports	96,315	-	-	-	96,315
Post-Secondary Operations	-	-	5,481,146	(53,384)	5,427,762
Post-Secondary Debt Servicing	-	-	46,578	(46,578)	-
Post-Secondary Pension Provision	-	-	(1,269)	-	(1,269)
Post-Secondary Infrastructure	268,323	-	-	(268,323)	-
Total	2,805,458	101,704	5,526,455	(2,575,922)	5,857,695

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Post-Secondary Infrastructure	-	-	654,254	-	654,254
Total	25	-	654,254	-	654,279

INVENTORY ACQUISITION
Post-Secondary Operations	-	-	178,000	-	178,000

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	2,537,135	101,104	4,748,559	(2,261,021)	5,125,777
Capital payments to related parties	268,323	-	-	(268,323)	-
Amortization / loss on disposal	-	600	554,587	-	555,187
Inventory consumption (Cost of Goods Sold)	-	-	178,000	-	178,000
Debt servicing costs - general	-	-	46,578	(46,578)	-
Pension provisions	-	-	(1,269)	-	(1,269)
Total	2,805,458	101,704	5,526,455	(2,575,922)	5,857,695
CAPITAL INVESTMENT	25	-	654,254	-	654,279
INVENTORY ACQUISITION	-	-	178,000	-	178,000

Advanced Education	30

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2018-19	2019-20	2019-20	2020-21
	Actual	Budget	Forecast	Estimate
REVENUE

Internal Government Transfers	307,748	268,412	268,412	268,050
Transfers from Government of Canada	422,213	462,166	446,254	494,431
Transfer from Alberta Heritage Scholarship Fund	48,959	55,000	55,000	55,000
Labour Market Development	113,254	137,042	137,042	155,382
Investment Income	243,573	249,498	264,337	288,080
Premiums, Fees and Licences	5,094	3,368	4,516	3,938
Tuition and Non-Credit Courses	1,255,514	1,309,203	1,314,164	1,459,534
Donations, Grants and Contributions	411,512	352,677	371,478	360,352
Gain from Government Business Enterprises	6,417	-	-	-
Sales, Rentals and Services	614,936	644,080	623,196	684,704
Other Revenue	198,514	180,460	228,452	216,268
Ministry Total	3,627,734	3,661,906	3,712,851	3,985,739

Inter-Ministry Consolidations	(445,587)	(384,792)	(384,792)	(383,649)
Consolidated Total	3,182,147	3,277,114	3,328,059	3,602,090

EXPENSE

Ministry Support Services	11,839	11,677	11,677	10,896
Support for Adult Learning	81,625	80,109	76,909	79,452
Apprenticeship Delivery	32,155	36,861	36,861	37,500
Student Aid	233,165	234,773	241,373	210,039
Foundational Learning Supports	97,380	96,987	96,987	96,315
Post-Secondary Operations	5,700,006	5,435,820	5,787,336	5,479,146
Post-Secondary Debt Servicing	39,722	45,515	45,515	46,578
Post-Secondary Pension Provision	(39,699)	2,885	2,885	(1,269)
Ministry Total	6,156,193	5,944,627	6,299,543	5,958,657

Inter-Ministry Consolidations	(101,952)	(100,006)	(100,006)	(100,962)
Consolidated Total	6,054,241	5,844,621	6,199,537	5,857,695
Net Operating Result	(2,872,094)	(2,567,507)	(2,871,478)	(2,255,605)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	-	25	25	25
Foundational Learning Supports	10	-	-	-
Post-Secondary Infrastructure	693,829	571,995	508,281	654,254
Consolidated Total	693,839	572,020	508,306	654,279

AMORTIZATION	(524,426)	(549,960)	(549,960)	(555,187)

DISPOSALS OR WRITE OFFS	(5,685)	-	-	-
Change in Capital Assets Total	163,728	22,060	(41,654)	99,092

31	Advanced Education

MINISTRY FINANCIAL STATEMENTS ... continued
CHANGE IN INVENTORY ASSETS
(thousands of dollars)	Comparable
	2018-19	2019-20	2019-20	2020-21
	Actual	Budget	Forecast	Estimate
INVENTORY ACQUISITION

Post-Secondary Operations	172,370	175,000	175,000	178,000
Consolidated Total	172,370	175,000	175,000	178,000

CONSUMPTION (Cost of Goods Sold)	(171,904)	(175,000)	(175,000)	(178,000)
Change in Inventory Assets Total	466	-	-	-

Advanced Education	32

Agriculture and Forestry

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2018-19	2019-20	2019-20	2020-21
	Actual	Budget	Forecast	Estimate

EXPENSE	938,348	1,145,431	1,220,170	614,401

CAPITAL INVESTMENT	13,954	15,326	12,890	17,323

FINANCIAL TRANSACTIONS	1,341	1,310	1,310	1,310

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister’s Office
Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Farmers’ Advocate

Ensures Alberta farmers and ranchers have a voice of advocacy, consumer protection, surface rights, land and energy expertise, and fair process. Administers the Farm Implement Act and the Farm Implement Dealerships Act .

1.4	Strategy, Planning and Governance

Provides leadership in establishing ministry strategic direction and priorities, policy development, fiscal management, legislative planning, extension services, and solutions to support ministry operations.

2	Rural Programming and Agricultural Societies
2.1	Rural Programming
Rural Programming provides direct support to rural Alberta through rural utility legislation, programming and funding.
2.2	Agricultural Societies and Exhibitions

Administers programs and funding for 283 primary Agricultural Societies to support event hosting and managing community facilities. Also responsible for regulatory oversight of the Agricultural Societies Act.

3	Processing, Trade and Intergovernmental Relations
3.1	Business Development and Programs
Provides business development services and delivers funding and benefits programs to support the growth and sustainability of Alberta’s agri-food sector.
3.2	Food Safety

Facilitates food safety systems and standards adoption in provincially licensed meat/dairy facilities thereby protecting public safety and addressing risks through surveillance, inspection, and extension activities.

3.3	Food and Bio-Processing

Provides expertise, specialized facilities, and applied research which supports product development (both food/feed and other products) along with business incubation services for reaching local and global markets.

3.4	Intergovernmental Relations and Trade

Provides analysis and advice on trade and investment and coordination of inter-governmental policy negotiations and submission files which directly support Agriculture and Forestry’s vision and strategic goals.

4	Primary Agriculture
4.1	Animal Health and Assurance

Conducts health monitoring, surveillance, and disease investigations in Alberta’s livestock industries. Develops regulations and response policies and programs to support market access, food safety, and public health.

4.2	Crop Health and Assurance

Focuses on monitoring, surveillance, and risk mitigation in Alberta’s crop industries and develops regulations and response policies for Alberta’s crop, bee/honey industries, and supports for farm safety education.

4.3	Agricultural Service Boards

Manages grant agreements to 69 Agricultural Service Boards to assist municipalities with projects, enforcement, and developing programs and services that improve stewardship and agricultural capacity in Alberta.

4.4	Livestock and Crop Research

Delivers applied research, surveillance, extension and development expertise facilitating a competitive and economically, environmentally, socially sustainable Alberta agriculture and agri-food sector.

4.5	Marketing Council

The Alberta Agricultural Products Marketing Council is the oversight body for Alberta’s 20 agricultural marketing boards and commissions, and provides advice to the Minister on matters related to their governance.

Agriculture and Forestry	34

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

4.6	Natural Resource Management

Seeks to ensure agriculture is sustainable by developing policy and programming that promotes environmental stewardship, increases irrigation capacity, and facilitates emergency planning in the agriculture sector.

4.7	Irrigation Infrastructure Assistance
Irrigation Infrastructure Assistance primarily delivers capital grants for the Irrigation Rehabilitation Program to increase conveyance efficiency of Alberta’s irrigation network.

5	Agriculture Insurance and Lending Assistance
5.1	Lending Assistance
Provides the provincial funding to Agriculture Financial Services Corporation (AFSC) to support delivery of loans and guarantees.
5.2	Insurance

Provides the provincial funding to AFSC to deliver crop, hail, livestock, and wildlife damage compensation insurance programs to mitigate risks associated with crop production and fluctuations in commodity prices.

5.3	Agriculture Income Support
Provides the provincial funding to AFSC to deliver the Agriculture Income Support program for Canadian agricultural producers with an ongoing whole-farm risk management tool.

6	Forests
6.1	Wildfire Management

Provides wildfire operations in the Forest Protection Area to reduce risks to human life, communities, and other values through wildfire preparedness plans, mitigation and prevention, and early wildfire detection.

6.2	Wildfire Presuppression and Response
Provides response to wildfires which protects Albertans, communities, the province’s forest resources, and other values at risk from wildfires. This also includes some preparation costs.
6.3	Forest Stewardship and Trade

Provides policy and regulates compliance to support a competitive forest industry and enhance environmental and social forest values. Responsible for operations, planning, reforestation, and pine beetle control.

7	Climate Change Initiatives
Supports energy efficiency initiatives for agri-businesses. Program closed in 2019-20.

8	Canadian Agricultural Partnership
Federal Funding provided through the bilateral Canadian Agricultural Partnership Agreement is used to support a profitable and innovative agriculture, agri-food and agri-based industry.

35	Agriculture and Forestry

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2018-19	2019-20	2019-20	2020-21
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		935	877	877	877
1.2	Deputy Minister’s Office		792	792	792	792
1.3	Farmers’ Advocate		822	822	822	822
1.4	Strategy, Planning and Governance		15,223	14,597	14,597	13,355
		Sub-total	17,772	17,088	17,088	15,846

2	Rural Programming and Agricultural Societies
2.1	Rural Programming		4,910	4,674	4,674	3,967
2.2	Agricultural Societies and Exhibitions		11,462	11,462	11,462	11,462
		Sub-total	16,372	16,136	16,136	15,429

3	Processing, Trade and Intergovernmental Relations
3.1	Business Development and Programs		38,021	7,059	7,059	5,591
3.2	Food Safety		13,985	13,940	13,940	12,638
3.3	Food and Bio-Processing		9,026	8,986	8,986	8,184
3.4	Intergovernmental Relations and Trade		4,507	4,421	4,421	4,393
		Sub-total	65,539	34,406	34,406	30,806

4	Primary Agriculture
4.1	Animal Health and Assurance		12,983	12,435	12,435	11,051
4.2	Crop Health and Assurance		6,721	5,933	5,933	3,386
4.3	Agricultural Service Boards		11,678	11,678	11,678	8,485
4.4	Livestock and Crop Research		27,962	25,957	25,957	25,715
4.5	Marketing Council		1,170	979	979	976
4.6	Natural Resource Management		21,860	20,732	20,732	11,194
		Sub-total	82,374	77,714	77,714	60,807

5	Agriculture Insurance and Lending Assistance
5.1	Lending Assistance		12,955	7,407	7,407	4,083
5.2	Insurance		239,642	227,923	243,064	232,959
5.3	Agriculture Income Support		46,270	43,353	108,951	43,379
		Sub-total	298,867	278,683	359,422	280,421

6	Forests
6.1	Wildfire Management		120,356	117,560	117,560	104,154
6.2	Wildfire Presuppression and Response		192,427	485,000	479,000	-
6.3	Forest Stewardship and Trade		52,670	56,656	56,656	51,259
		Sub-total	365,453	659,216	653,216	155,413

7	Climate Change Initiatives		36,469	2,500	2,500	-

8	Canadian Agricultural Partnership		38,077	42,263	42,263	42,254

Agriculture and Forestry	36

EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)			Comparable
			2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
CAPITAL GRANTS
2	Rural Programming and Agricultural Societies
2.1	Rural Programming		3,425	3,425	3,425	3,425

4	Primary Agriculture
4.7	Irrigation Infrastructure Assistance		14,000	14,000	14,000	10,000
Total			938,348	1,145,431	1,220,170	614,401

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Strategy, Planning and Governance		228	990	250	1,730

3	Processing, Trade and Intergovernmental Relations
3.2	Food Safety		249	301	181	421
3.3	Food and Bio-Processing		801	1,166	330	2,666
		Sub-total	1,050	1,467	511	3,087

4	Primary Agriculture
4.1	Animal Health and Assurance		72	-	-	-
4.2	Crop Health and Assurance		182	-	-	-
4.4	Livestock and Crop Research		543	1,037	297	1,237
4.6	Natural Resource Management		532	159	159	159
		Sub-total	1,329	1,196	456	1,396

6	Forests
6.1	Wildfire Management		11,233	11,673	11,673	11,110
6.3	Forest Stewardship and Trade		114	-	-	-
		Sub-total	11,347	11,673	11,673	11,110
Total			13,954	15,326	12,890	17,323

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
6	Forests
6.1	Wildfire Management		1,341	1,310	1,310	1,310
Total			1,341	1,310	1,310	1,310

37	Agriculture and Forestry

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2020-21
		Estimate
1	Canadian Agricultural Partnership	42,254
	Federal funding provided through the bilateral Canadian Agricultural Partnership Agreement is used to support a profitable and innovative agriculture, agri-food and agri-based industry. Program 8

2	Forest Stewardship and Trade	1,000
	Funding from the Government of Saskatchewan is used to prevent or minimize the potential of mountain pine beetle infestations. Program 6.3
Total		43,254

Agriculture and Forestry	38

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2018-19	2019-20	2019-20	2020-21
	Actual	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	284	300	300	953
Rural Programming and Agricultural Societies	9	-	-	-
Processing, Trade and Intergovernmental Relations	1,851	2,500	2,500	3,200
Primary Agriculture	1,998	1,400	1,400	2,100
Forests	9,874	16,286	16,286	12,230
Climate Change Initiatives	3	-	-	-
Canadian Agricultural Partnership	67	-	-	-
Consumption of Inventory
Primary Agriculture	21	-	-	-
Forests	1,015	1,310	1,310	1,310
Valuation Adjustments and Other Provisions
Ministry Support Services	67	-	-	-
Rural Programming and Agricultural Societies	82	-	-	-
Processing, Trade and Intergovernmental Relations	(291)	-	-	-
Primary Agriculture	(167)	-	-	-
Forests	(4)	-	-	-
Climate Change Initiatives	9	-	-	-
Canadian Agricultural Partnership	119	-	-	-
Total	14,937	21,796	21,796	19,793

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Processing, Trade and Intergovernmental Relations	-	200	-	200
Capital Acquired from Related Parties
Forests	470	-	-	-
Total	470	200	-	200

39	Agriculture and Forestry

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
EXPENSE
Ministry Support Services	15,846	953	-	(29)	16,770
Rural Programming and Agricultural Societies	18,854	-	-	(27)	18,827
Processing, Trade and Intergovernmental Relations	30,806	3,200	-	(856)	33,150
Primary Agriculture	70,807	2,100	-	(7,385)	65,522
Lending	4,083	-	34,122	(4,083)	34,122
Insurance	232,959	-	407,997	(235,431)	405,525
Agriculture Income Support	43,379	-	89,578	(43,379)	89,578
Forests	155,413	13,540	-	(1,815)	167,138
Canadian Agricultural Partnership	42,254	-	-	-	42,254
Debt Servicing Costs	-	-	72,374	(72,374)	-
Total	614,401	19,793	604,071	(365,379)	872,886

CAPITAL INVESTMENT
Ministry Support Services	1,730	-	-	-	1,730
Processing, Trade and Intergovernmental Relations	3,087	200	-	-	3,287
Primary Agriculture	1,396	-	-	-	1,396
Lending	-	-	1,092	-	1,092
Insurance	-	-	5,844	-	5,844
Agriculture Income Support	-	-	637	-	637
Forests	11,110	-	-	-	11,110
Total	17,323	200	7,573	-	25,096

INVENTORY ACQUISITION
Forests	1,310	-	-	-	1,310

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	600,976	-	524,814	(293,005)	832,785
Capital grants	13,425	-	-	-	13,425
Amortization / loss on disposal	-	18,483	6,883	-	25,366
Inventory consumption	-	1,310	-	-	1,310
Debt servicing costs - general	-	-	72,374	(72,374)	-
Total	614,401	19,793	604,071	(365,379)	872,886

CAPITAL INVESTMENT	17,323	200	7,573	-	25,096

INVENTORY ACQUISITION	1,310	-	-	-	1,310

Agriculture and Forestry	40

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
REVENUE

Internal Government Transfers	2,155	-	-	-
Transfers from Government of Canada	279,369	276,666	368,526	293,394
Investment Income	137,934	137,332	154,525	157,118
Premiums, Fees and Licences	463,330	405,118	455,628	465,006
Other Revenue	11,686	6,390	6,533	4,808
Ministry Total	894,474	825,506	985,212	920,326
Inter-Ministry Consolidations	(2,904)	(1,612)	(1,612)	(1,612)
Consolidated Total	891,570	823,894	983,600	918,714

EXPENSE

Ministry Support Services	18,123	17,388	17,388	16,799
Rural Programming and Agricultural Societies	19,888	19,561	19,561	18,854
Processing, Trade and Intergovernmental Relations	67,099	36,906	36,906	34,006
Primary Agriculture	98,226	93,114	93,114	72,907
Lending	28,672	33,196	35,520	34,122
Insurance	672,995	410,326	832,159	407,344
Agriculture Income Support	89,395	90,405	235,414	89,578
Forests	376,338	676,812	670,812	168,953
Climate Change Initiatives	36,481	2,500	2,500	-
Canadian Agricultural Partnership	38,263	42,263	42,263	42,254
Debt Servicing Costs	69,250	67,361	69,794	72,374
Ministry Total	1,514,730	1,489,832	2,055,431	957,191
Inter-Ministry Consolidations	(82,221)	(79,292)	(81,725)	(84,305)
Consolidated Total	1,432,509	1,410,540	1,973,706	872,886

Net Operating Result	(540,939)	(586,646)	(990,106)	45,828

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	228	990	250	1,730
Processing, Trade and Intergovernmental Relations	1,050	1,667	511	3,287
Primary Agriculture	1,329	1,196	456	1,396
Lending	1,455	2,031	2,031	1,092
Insurance	1,028	4,861	4,861	5,844
Agriculture Income Support	2,998	681	681	637
Forests	11,817	11,673	11,673	11,110
Ministry Total	19,905	23,099	20,463	25,096
Inter-Ministry Consolidations	(470)	-	-	-
Consolidated Total	19,435	23,099	20,463	25,096

AMORTIZATION	(22,321)	(27,950)	(27,950)	(25,366)

DISPOSALS OR WRITE OFFS	(443)	-	-	-
Change in Capital Assets Total	(3,329)	(4,851)	(7,487)	(270)

41	Agriculture and Forestry

MINISTRY FINANCIAL STATEMENTS ... continued

CHANGE IN INVENTORY ASSETS

(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
INVENTORY ACQUISITION

Forests	1,341	1,310	1,310	1,310
Consolidated Total	1,341	1,310	1,310	1,310

CONSUMPTION	(1,015)	(1,310)	(1,310)	(1,310)
Change in Inventory Assets Total	326	-	-	-

Agriculture and Forestry	42

Children’s Services

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate

EXPENSE	1,334,017	1,417,598	1,391,091	1,371,056

CAPITAL INVESTMENT	141	84	84	483

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister’s Office
Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Strategic Services
Supports strategic decision making for the ministry on Government of Alberta mandates.
1.4	Corporate Services
Provides corporate finance, business services and centralized procurement services for the ministry.

2	Child Intervention
2.1	Program Planning and Delivery
Sustains non-program supports for regional service delivery.
2.2	Child Intervention Services
Complies with legislative mandate to assess child safety and provide critical services to families and children.
2.3	Supports for Permanency
Provides financial support to families who adopt or obtain private guardianship of children in permanent government care.

2.4	Kinship and Foster Care Support
Provides culturally-appropriate and diverse supports to children temporarily unable to live in their family home.

3	Child Care
3.1	Child Care Subsidy and Supports
Provides subsidies to low-income families, support for children with unique needs and oversight of program licensing, inspection, and staff certification.
3.2	Child Care Worker Supports
Provides funding for professional development and tiered wage top-ups contingent upon qualifications and education of individuals working in child care programs.

4	Early Intervention Services for Children and Youth
4.1	Early Intervention and Early Childhood Development

Mitigates the need of child intervention services with a continuum of supports for children and families, including parenting resources, home visitation services, and supports for early child development.

4.2	Youth in Transition
Supports vulnerable youth, with previous or current child intervention involvement, transitioning to adulthood through mentoring and bursary programs.

5	Policy, Innovation and Indigenous Connections
5.1	Policy and Innovation
Provides strategic advice and support for innovative policy development and implementation.
5.2	Indigenous Connections
Strengthens relationships between the ministry and Indigenous and Community Stakeholders and develops strong collaborative partnerships.

Children’s Services	44

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		789	789	940	789
1.2	Deputy Minister’s Office		786	785	785	780
1.3	Strategic Services		875	1,008	508	508
1.4	Corporate Services		4,010	4,009	4,009	4,009
		Sub-total	6,460	6,591	6,242	6,086

2	Child Intervention
2.1	Program Planning and Delivery		9,706	9,064	8,982	8,982
2.2	Child Intervention Services		526,030	573,244	563,476	563,521
2.3	Supports for Permanency		63,998	65,898	66,379	67,198
2.4	Kinship and Foster Care Support		201,594	221,592	212,242	225,788
		Sub-total	801,328	869,798	851,079	865,489

3	Child Care
3.1	Child Care Subsidy and Supports		288,347	296,434	293,381	279,958
3.2	Child Care Worker Supports		119,561	127,360	129,323	114,028
		Sub-total	407,908	423,794	422,704	393,986

4	Early Intervention Services for Children and Youth
4.1	Early Intervention and Early Childhood Development		95,717	96,050	87,529	81,338
4.2	Youth in Transition		11,945	12,363	14,407	14,442
		Sub-total	107,662	108,413	101,936	95,780

5	Policy, Innovation and Indigenous Connections
5.1	Policy and Innovation		7,630	6,350	6,593	7,079
5.2	Indigenous Connections		3,029	2,652	2,537	2,636
		Sub-total	10,659	9,002	9,130	9,715
Total			1,334,017	1,417,598	1,391,091	1,371,056

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
2	Child Intervention
2.1	Program Planning and Delivery		7	-	-	-
2.2	Child Intervention Services		134	84	84	483
Total			141	84	84	483

45	Children’s Services

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Child Benefit	169,064	179,000	179,000	45,500
Alberta Child and Family Benefit	-	-	-	230,000

DEPARTMENT NON-CASH AMOUNTS
Amortization
Child Intervention	30	78	78	80
Valuation Adjustments and Other Provisions
Ministry Support Services	42	-	-	-
Child Intervention	2,076	1,500	1,500	1,500
Child Care	338	-	-	-
Early Intervention Services for Children and Youth	198	-	-	-
Policy, Innovation and Indigenous Connections	(72)	-	-	-
Total	171,676	180,578	180,578	277,080

Children’s Services	46

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
EXPENSE
Ministry Support Services	6,086	-	-	6,086
Child Intervention	865,489	1,580	(2,800)	864,269
Child Care	393,986	-	(4,400)	389,586
Early Intervention Services for Children and Youth	95,780	-	(4,800)	90,980
Policy, Innovation and Indigenous Connections	9,715	-	-	9,715
Alberta Child Benefit	-	45,500	-	45,500
Alberta Child and Family Benefit	-	230,000	-	230,000
Total	1,371,056	277,080	(12,000)	1,636,136

CAPITAL INVESTMENT
Child Intervention	483	-	-	483

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	1,371,056	277,000	(12,000)	1,636,056
Amortization / loss on disposal	-	80	-	80
Total	1,371,056	277,080	(12,000)	1,636,136
CAPITAL INVESTMENT	483	-	-	483

47	Children’s Services

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2018-19	2019-20	2019-20	2020-21
	Actual	Budget	Forecast	Estimate
REVENUE

Services to First Nations Reserves	37,107	45,678	45,678	45,678
Other Federal Transfers	73,922	72,593	72,593	72,593
Premiums Fees and Licenses	138	50	50	50
Other Revenue	7,842	5,730	5,730	5,730
Consolidated Total	119,009	124,051	124,051	124,051

EXPENSE

Ministry Support Services	6,502	6,591	6,242	6,086
Child Intervention	803,434	871,376	852,657	867,069
Child Care	408,246	423,794	422,704	393,986
Early Intervention Services for Children and Youth	107,860	108,413	101,936	95,780
Policy, Innovation and Indigenous Connections	10,587	9,002	9,130	9,715
Alberta Child Benefit	169,064	179,000	179,000	45,500
Alberta Child and Family Benefit	-	-	-	230,000
Ministry Total	1,505,693	1,598,176	1,571,669	1,648,136
Inter-Ministry Consolidations	(13,833)	(12,000)	(12,000)	(12,000)
Consolidated Total	1,491,860	1,586,176	1,559,669	1,636,136
Net Operating Result	(1,372,851)	(1,462,125)	(1,435,618)	(1,512,085)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Child Intervention	141	84	84	483
Consolidated Total	141	84	84	483
AMORTIZATION	(30)	(78)	(78)	(80)
Change in Capital Assets Total	111	6	6	403

Children’s Services	48

Community and Social Services

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate

EXPENSE	3,672,307	3,946,626	3,883,626	3,947,052

CAPITAL INVESTMENT	491	683	683	547

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister’s Office
Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Strategic Services
Provides strategic policy, quality assurance, information management and corporate planning services for the ministry.
1.4	Corporate Services
Provides corporate finance, business services and centralized procurement services for the ministry.
1.5	Appeals Panels
Adjudicative bodies created under legislation to review decisions made by program authorities upon citizen appeal.

2	Employment and Income Support
2.1	Program Planning and Delivery
Management and delivery of income support programs that assist Albertans to find and keep jobs, and helps Albertans with low incomes access financial benefits.
2.2	Income Support to People Expected to Work or Working
Financial benefits for Albertans who are able to sustain employment but do not have the resources to meet their basic needs such as food, clothing and shelter.
2.3	Income Support to People with Barriers to Full Employment
Financial benefits for Albertans who face barriers to maintaining full-time employment to meet their basic needs such as food, clothing and shelter.
2.4	Career and Employment Services
Provides access to career, workplace and labour market information that help Albertans find and maintain employment, or identifies training opportunities to secure employment.

3	Assured Income for the Severely Handicapped
3.1	Program Planning and Delivery
Management and delivery of the Assured Income for the Severely Handicapped (AISH) program to provide financial and personal supports to AISH clients.
3.2	Financial Assistance Grants
Financial benefits to eligible Albertans with a severe and permanent disability that causes a substantial limitation in their ability to earn a living.

4	Disability Services
4.1	Program Planning and Delivery
Policy development, planning, coordination to support continuous improvement of supports and services for adults with disabilities in Alberta.
4.2	Persons with Developmental Disabilities - Supports to Albertans
Supports to adults with developmental disabilities to live in their homes, access specialized support requirements, find employment, be included in community life and be as independent as possible.
4.3	Persons with Developmental Disabilities - Direct Operations
Operates facilities owned by the provincial government to provide adults with developmental disabilities in residential care settings.
4.4	Family Support for Children with Disabilities

Provides comprehensive support to families of children with disabilities to strengthen the family’s capacity to promote their child’s development and participation in activities in the home and in the community.

4.5	Provincial Disability Supports Initiatives
Provides community support programs for adults with disabilities through such programs as the Alberta Brain Injury Initiative, Residential Access Modification Program, and Cross Disability Supports.

Community and Social Services	50

DESCRIPTION OF SUPPLY VOTE PROGRAMS... continued

4.6	Fetal Alcohol Spectrum Disorder Initiatives
Provides funding to Fetal Alcohol Spectrum Disorder (FASD) Service Networks to provide a continuum of coordinated services to meet the needs of those living with FASD and their caregivers.
4.7	Disability Advocate’s Office
The Advocate’s Office assists persons and their families by helping them navigate the disability system.

5	Homeless and Outreach Support Services
5.1	Program Planning and Delivery
Policy development, management and delivery of programs that support and deliver homeless shelter services, women’s shelter services, outreach support services and Housing First programming.
5.2	Homeless Shelters
Provides funding to support the operations of homeless shelters, and short- and long-term supportive housing sites located in communities throughout the province.
5.3	Women’s Shelters
Provides safe accommodation for women and children in crisis due to family violence, and helps connect them with the resources they need to rebuild their lives.
5.4	Homeless Support Outreach Services
Provides funding to community-based organizations to deliver programs which move individuals and families out of homelessness, including permanent housing using a Housing First approach.

6	Community Supports and Family Safety
6.1	Program Planning and Delivery

Management and delivery of programs and resources that help prevent family violence and support healthy relationships including supports for family and sexual violence, bullying, child and elder abuse.

6.2	Family and Community Support Services
Supports communities in designing and delivering preventative social services that help enhance Albertans’ well-being and increase their ability preparedness for crisis situations.
6.3	Family and Community Safety
Provides community-based organizations with funding for projects that address social issues regarding the prevention of family and sexual violence, bullying, child and elder abuse.

7	Services Provided to Other Ministries
This program reflects funding received from other ministries for the delivery of financial and administrative services provided by the ministry.

51	Community and Social Services

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		786	786	786	786
1.2	Deputy Minister’s Office		807	807	807	807
1.3	Strategic Services		3,458	3,413	3,413	2,900
1.4	Corporate Services		3,580	3,459	3,459	3,200
1.5	Appeals Panels		4,572	4,020	4,020	3,971
		Sub-total	13,203	12,485	12,485	11,664

2	Employment and Income Support
2.1	Program Planning and Delivery		141,723	138,942	138,942	131,609
2.2	Income Support to People Expected to Work or Working		418,267	468,991	489,991	441,375
2.3	Income Support to People with Barriers to Full Employment		301,736	310,647	287,647	295,702
2.4	Career and Employment Services		62,939	66,585	66,585	69,648
		Sub-total	924,665	985,165	983,165	938,334

3	Assured Income for the Severely Handicapped
3.1	Program Planning and Delivery		33,158	32,558	32,558	31,358
3.2	Financial Assistance Grants		1,109,370	1,252,471	1,181,471	1,258,207
		Sub-total	1,142,528	1,285,029	1,214,029	1,289,565

4	Disability Services
4.1	Program Planning and Delivery		66,050	68,131	68,131	65,300
4.2	Persons with Developmental Disabilities - Supports to Albertans		920,889	971,320	987,320	995,531
4.3	Persons with Developmental Disabilities - Direct Operations		47,117	43,110	43,110	42,066
4.4	Family Support for Children with Disabilities		181,640	197,500	208,500	211,233
4.5	Provincial Disability Supports Initiatives		18,322	17,655	17,655	18,155
4.6	Fetal Alcohol Spectrum Disorder Initiatives		24,222	25,739	25,739	25,239
4.7	Disability Advocate’s Office		515	1,000	1,000	1,000
		Sub-total	1,258,755	1,324,455	1,351,455	1,358,524

5	Homeless and Outreach Support Services
5.1	Program Planning and Delivery		4,286	4,231	4,231	4,031
5.2	Homeless Shelters		48,727	48,700	48,700	48,700
5.3	Women’s Shelters		50,817	51,319	51,319	51,319
5.4	Homeless Support Outreach Services		92,500	92,850	92,850	91,801
		Sub-total	196,330	197,100	197,100	195,851

6	Community Supports and Family Safety
6.1	Program Planning and Delivery		2,891	2,737	2,737	2,709
6.2	Family and Community Support Services		100,396	100,000	89,000	100,000
6.3	Family and Community Safety		17,272	22,028	16,028	32,778
		Sub-total	120,559	124,765	107,765	135,487

7	Services Provided to Other Ministries		14,979	17,627	17,627	17,627

Community and Social Services	52

EXPENSE VOTE BY PROGRAM ... continued
(thousands of dollars)			Comparable
			2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
CAPITAL GRANTS
4	Disability Services
4.1	Program Planning and Delivery		195	-	-	-

5	Homeless and Outreach Support Services
5.2	Homeless Shelters		155	-	-	-
5.3	Women’s Shelters		938	-	-	-
		Sub-total	1,093	-	-	-

Total			3,672,307	3,946,626	3,883,626	3,947,052

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
2	Employment and Income Support
2.1	Program Planning and Delivery		35	-	-	-
2.4	Career and Employment Services		33	-	-	-
		Sub-total	68	-	-	-

4	Disability Services
4.2	Persons with Developmental Disabilities - Supports to		12	-	-	-
	Albertans
4.3	Persons with Developmental Disabilities - Direct Operations		264	683	683	547
4.4	Family Support for Children with Disabilities		52	-	-	-
4.7	Disability Advocate’s Office		80	-	-	-
		Sub-total	408	683	683	547

5	Homeless and Outreach Support Services
5.4	Homeless Support Outreach Services		15	-	-	-
Total			491	683	683	547

53	Community and Social Services

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)	2020-21 Estimate
1 Services Provided to Other Ministries Funding received from ministries used to provide financial and administrative services to other government departments (e.g. corporate services, child care subsidy program delivery and appeals). Program 7	17,627

Total	17,627

Community and Social Services	54

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Employment and Income Support	348	100	100	100
Assured Income for the Severely Handicapped	14	-	-	-
Disability Services	290	400	400	400
Homeless and Outreach Support Services	10	-	-	-
Valuation Adjustments and Other Provisions
Ministry Support Services	(272)	-	-	-
Employment and Income Support	(62)	400	400	400
Assured Income for the Severely Handicapped	87	-	-	-
Disability Services	246	500	500	500
Homeless and Outreach Support Services	34	-	-	-
Community Supports and Family Safety	53	-	-	-
Services Provided to Other Ministries	43	-	-	-

Total	791	1,400	1,400	1,400

55	Community and Social Services

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
EXPENSE
Ministry Support Services	11,664	-	-	11,664
Employment and Income Support	938,334	500	(3,000)	935,834
Assured Income for the Severely Handicapped	1,289,565	-	-	1,289,565
Disability Services	1,358,524	900	(17,000)	1,342,424
Homeless and Outreach Support Services	195,851	-	-	195,851
Community Supports and Family Safety	135,487	-	-	135,487
Services Provided to Other Ministries	17,627	-	(17,627)	-
Total	3,947,052	1,400	(37,627)	3,910,825

CAPITAL INVESTMENT
Disability Services	547	-	-	547
Total	547	-	-	547

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	3,947,052	900	(37,627)	3,910,325
Amortization / loss on disposal	-	500	-	500
Total	3,947,052	1,400	(37,627)	3,910,825

CAPITAL INVESTMENT	547	-	-	547

Community and Social Services	56

MINISTRY FINANCIAL STATEMENTS STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
REVENUE

Services on First Nations Reserves	48,281	49,586	49,586	50,398
Labour Market Development	69,767	74,755	74,755	84,128
Premiums, Fees and Licences	36	373	373	257
Other Revenue	34,214	29,234	29,234	29,045

Ministry Total	152,298	153,948	153,948	163,828
Inter-Ministry Consolidations	(15,163)	(17,627)	(17,627)	(17,627)
Consolidated Total	137,135	136,321	136,321	146,201

EXPENSE

Ministry Support Services	12,931	12,485	12,485	11,664
Employment and Income Support	924,951	985,665	983,665	938,834
Assured Income for the Severely Handicapped	1,142,629	1,285,029	1,214,029	1,289,565
Disability Services	1,259,486	1,325,355	1,352,355	1,359,424
Homeless and Outreach Support Services	197,467	197,100	197,100	195,851
Community Supports and Family Safety	120,612	124,765	107,765	135,487
Services Provided to Other Ministries	15,022	17,627	17,627	17,627
Ministry Total	3,673,098	3,948,026	3,885,026	3,948,452
Inter-Ministry Consolidations	(37,535)	(37,627)	(37,627)	(37,627)

Consolidated Total	3,635,563	3,910,399	3,847,399	3,910,825
Net Operating Result	(3,498,428)	(3,774,078)	(3,711,078)	(3,764,624)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Employment and Income Support	68	-	-	-
Disability Services	408	683	683	547
Homeless and Outreach Support Services	15	-	-	-
Consolidated Total	491	683	683	547

AMORTIZATION	(662)	(500)	(500)	(500)
Change in Capital Assets Total	(171)	183	183	47

57	Community and Social Services

Culture, Multiculturalism and Status of Women

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate

EXPENSE	336,995	271,546	265,601	246,775

CAPITAL INVESTMENT	2,655	2,331	2,331	2,331

FINANCIAL TRANSACTIONS	1,639	1,554	825	1,551

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister’s Office
Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Strategic Services
Directs, plans and coordinates the ministry’s strategic support services in the areas of financial services, policy, and planning.

2	Community and Voluntary Support Services
2.1	Program Support

Supports divisional activities through business, operational and financial planning and reporting; policy analysis and strategic planning; performance planning and reporting; and information management.

2.2	Community Engagement

Provides assistance to enhance the capacity of the nonprofit/voluntary sector; provides leadership on civil societies sector issues; leads research, planning, and the Alberta Nonprofit/Voluntary Sector Initiative.

2.3	Community Initiatives Program

Funds initiatives under several grant streams: Project-based; Operating; Enhanced Capacity Advancement Program; Major Cultural and Sport Events; Alberta Culture Days; Multiculturalism, Indigenous and Inclusion, and other grants.

2.4	Other Initiatives
Funds projects that fall outside the parameters of the Community Initiatives Program and Community Facility Enhancement Program.
2.5	Major Fairs
Provides operational grants to support Alberta’s two major agricultural societies, the Calgary Stampede and Exhibition, and Edmonton Northlands.
2.6	Community Facility Enhancement Program
Provides funds to acquire, build, purchase, repair, renovate, upgrade or expand cultural, recreation, sport and other related public-use community facilities.
2.7	Support for Culture Infrastructure
Assists non-profit organizations in the construction of cultural facilities through capital funding.
2.8	Investing in Canada Infrastructure - Community, Culture and Recreation
Funds initiatives to improve access and quality of cultural, recreational and community infrastructure for Canadians, including Indigenous peoples and vulnerable populations.

3	Cultural Industries
3.1	Program Support

Supports divisional activities through business, operational and financial planning and reporting; policy analysis and strategic planning; performance planning and reporting, and information management.

3.2	Cultural Industries

Supports Alberta’s cultural industries, including books and magazines and sound recording, operates the provincial film commission, and oversees the operation of the Northern and Southern Alberta Jubilee Auditoria.

3.3	Alberta Media Fund
Supports Alberta’s cultural industries sector. Provides grants to support film and television production in Alberta and support for cultural industries initiatives and organizations.

4	Arts
4.1	Program Support

Supports divisional activities through business, operational and financial planning and reporting; policy analysis and strategic planning; performance planning and reporting, and information management.

Culture, Multiculturalism and Status of Women	60

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

4.2	Arts

Provides funding and support to Alberta’s arts sector through the Alberta Foundation for the Arts and the Foundation’s art collection. Also promotes the value of the arts and manages film classification services.

4.3	Assistance to the Alberta Foundation for the Arts
Transfers funding from the department to the Alberta Foundation for the Arts.

5	Francophone Secretariat
5.1	Francophone Secretariat
The coordinating body in the implementation of the cross-government French Policy and acts as a liaison between the government’s various ministries and Alberta’s Francophonie.
5.2	French Language Services

Negotiates and administers federal funding under the multi-year Canada-Alberta Agreement on French-Language Services. Federal funding is used to support the development and delivery of government services in French.

6	Heritage
6.1	Program Support
Supports business, operational and financial planning, policy analysis and strategic planning, information management, web development, divisional marketing, and performance planning and reporting.
6.2	Royal Alberta Museum
The central repository and showcase for much of the Province’s collections and associated knowledge that document the broad range of historic and contemporary Alberta human and natural history.
6.3	Royal Tyrrell Museum
Dedicated to the collection, preservation, research, display, and interpretation of the Province’s rich and diverse palaeontological resources.
6.4	Historic Sites and Other Museums
Administers 17 historical sites and interpretive centres across the Province focused on collecting, conserving, researching and presenting Alberta’s heritage.
6.5	Provincial Archives of Alberta
The primary repository for textual, audiovisual, photographic, and other archival records, acquired from both the government and private sectors.
6.6	Historic Resources Management
Regulates potential adverse effects to significant Alberta historic resources, which include historic buildings, archaeological sites and Aboriginal heritage traditional use sites.
6.7	Support to Glenbow Museum
Provides annual contract funding to the Glenbow to conserve and display government-owned objects in the institution’s collections.
6.8	Heritage Preservation Partnership Programs
Provides project grants to preserve and interpret Alberta’s heritage through research and heritage awareness initiatives and projects to conserve legally protected heritage buildings.
6.9	Support for Provincial Heritage Organizations
Offers annual operational grants to five provincial heritage organizations that provide programs and services to their institutional and individual members.
6.10	Heritage Capital and Repairs
Facilitates investment in equipment and information technology capital throughout a network of 20 museums, historic sites and interpretive centers.

7	Sport, Physical Activity and Recreation
7.1	Recreation and Physical Activity Services
Works with national, provincial, and local partners in recreation, physical activity, and sport to develop and advance policy and standards.

61	Culture, Multiculturalism and Status of Women

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

7.2	Sport Development
Partners with and supports Provincial Sport Organizations in enhancing athlete, coach, official, and volunteer development.
7.3	High Performance Sport

Provides and supports opportunities for Alberta’s high performance athletes. Includes administrative services for program delivery, and coordination of Team Alberta and Team Alberta North for multi-sport games.

7.4	Alberta Games and Marketing
Provides multi-sport opportunities to celebrate athletes and provide them with a venue to compete and reach their athletic potential. This includes Alberta Summer and Winter Games for youth.
7.5	Support for Sport, Physical Activity and Recreation
Supports Alberta’s sport, physical activity and recreation sector through grants to organizations and individuals.

8	Status of Women and Multiculturalism
8.1	Status of Women

Works to advance gender equality, develop and promote strategic policies and solutions that improve women’s economic security, address gender-based violence, and increase women’s participation in leadership.

8.2	Multiculturalism and Inclusion
Develops strategies to preserve and celebrate the unique cultures, heritage and traditions of Albertans, and ensure equal access and full participation in social, political and economic spheres.

Culture, Multiculturalism and Status of Women	62

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2018-19	2019-20	2019-20	2020-21
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		1,093	950	950	900
1.2	Deputy Minister’s Office		1,038	910	910	910
1.3	Strategic Services		6,155	5,777	5,777	5,786
		Sub-total	8,286	7,637	7,637	7,596

2	Community and Voluntary Support Services
2.1	Program Support		659	765	765	775
2.2	Community Engagement		7,784	8,095	8,095	8,255
2.3	Community Initiatives Program		28,382	23,565	22,998	19,725
2.4	Other Initiatives		8,635	1,500	1,500	1,500
2.5	Major Fairs		14,848	11,175	11,175	9,005
		Sub-total	60,308	45,100	44,533	39,260

3	Cultural Industries
3.1	Program Support		162	155	155	150
3.2	Cultural Industries		16,578	8,140	6,865	7,875
3.3	Alberta Media Fund		49,501	46,700	46,700	30,900
		Sub-total	66,241	54,995	53,720	38,925

4	Arts
4.1	Program Support		161	155	155	155
4.2	Arts		3,302	3,635	3,635	3,265
4.3	Assistance to the Alberta Foundation for the Arts		29,844	28,355	28,355	26,935
		Sub-total	33,307	32,145	32,145	30,355

5	Francophone Secretariat
5.1	Francophone Secretariat		532	800	800	775
5.2	French Language Services		650	650	650	650
		Sub-total	1,182	1,450	1,450	1,425

6	Heritage
6.1	Program Support		1,087	950	950	929
6.2	Royal Alberta Museum		15,050	16,770	16,770	13,285
6.3	Royal Tyrrell Museum		7,319	6,350	6,350	6,325
6.4	Historic Sites and Other Museums		11,860	11,395	11,395	9,715
6.5	Provincial Archives of Alberta		3,440	3,310	3,310	3,380
6.6	Historic Resources Management		5,847	5,727	5,727	5,410
6.7	Support to Glenbow Museum		3,588	3,588	3,588	2,691
6.8	Heritage Preservation Partnership Programs		1,704	1,630	1,630	1,450
6.9	Support for Provincial Heritage Organizations		2,080	1,915	1,915	1,705
6.10	Heritage Capital and Repairs		373	-	-	-
		Sub-total	52,348	51,635	51,635	44,890

63	Culture, Multiculturalism and Status of Women

EXPENSE VOTE BY PROGRAM … continued

(thousands of dollars)		Comparable
		2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
OPERATING EXPENSE … continued
7	Sport, Physical Activity and Recreation
7.1	Recreation and Physical Activity Services	1,847	1,985	1,985	1,780
7.2	Sport Development	1,421	1,470	1,470	1,265
7.3	High Performance Sport	1,838	2,535	2,535	2,300
7.4	Alberta Games and Marketing	1,328	1,525	1,525	1,245
7.5	Support for Sport, Physical Activity and Recreation	20,153	16,850	17,600	15,085
	Sub-total	26,587	24,365	25,115	21,675

8	Status of Women and Multiculturalism
8.1	Status of Women	2,525	2,555	2,555	2,475
8.2	Multiculturalism and Inclusion	1,240	2,385	2,385	1,885
	Sub-total	3,765	4,940	4,940	4,360

CAPITAL GRANTS
2	Community and Voluntary Support Services
2.6	Community Facility Enhancement Program	37,399	25,000	25,000	25,000
2.7	Support for Culture Infrastructure	41,025	13,300	13,300	13,400
2.8	Investing in Canada Infrastructure - Community, Culture and Recreation	6,547	10,979	6,126	19,889
	Sub-total	84,971	49,279	44,426	58,289

Total		336,995	271,546	265,601	246,775

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
3	Cultural Industries
3.2	Cultural Industries	472	385	385	385

6	Heritage
6.10	Heritage Capital and Repairs	2,183	1,946	1,946	1,946

Total		2,655	2,331	2,331	2,331

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
6	Heritage
6.2	Royal Alberta Museum	740	365	365	365
6.4	Historic Sites and Other Museums	305	273	273	273
6.5	Provincial Archives of Alberta	12	12	12	12
	Sub-total	1,057	650	650	650

CONTAMINATED SITE LIABILITY RETIREMENT
6	Heritage
6.10	Heritage Capital and Repairs	582	904	175	901

Total		1,639	1,554	825	1,551

Culture, Multiculturalism and Status of Women	64

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2020-21
		Estimate
1	Department	2,347
	The Department provides financial and administrative services to the Alberta Foundation for the Arts. Costs incurred by the Department for these services are recovered. Program 4

2	Jubilee Auditoria	7,830
	The Jubilee Auditoria collects revenue from rentals, fees and other sources that are used to offset the cost of providing services at the Jubilee Auditoria. Program 3.2

3	Heritage	15,390
	The ministry collects various fees and other revenue that are used to partially offset the cost of providing services. Program 6

4	Sport, Physical Activity and Recreation	3,125
	Revenue from donations, fees and other sources are used to fund the cost of sport programs, facilities and services. Program 7
Total		28,692

65	Culture, Multiculturalism and Status of Women

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Queen’s Golden Jubilee Scholarship	48	80	80	80

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	7	1	1	-
Cultural Industries	724	860	860	572
Arts	18	12	12	-
Heritage	3,540	7,312	7,312	6,450
Sport, Physical Activity and Recreation	7	7	7	7
Status of Women and Multiculturalism	3	5	5	3
Consumption of Inventory
Heritage	722	650	650	650
Valuation Adjustments and Other Provisions
Ministry Support Services	(201)	137	137	137
Community and Voluntary Support Services	(93)	-	-	-
Arts	49	-	-	-
Francophone Secretariat	33	-	-	-
Heritage	948	1,000	1,000	1,000
Sport, Physical Activity and Recreation	3	-	-	-
Write Down or Loss on Disposal of Capital Assets
Ministry Support Services	132	-	-	-
Cultural Industries	44	-	-	-
Heritage	65	-	-	-

Total	6,049	10,064	10,064	8,899

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Alternatively Financed Capital Assets
Heritage	40	-	-	-

Total	40	-	-	-

Culture, Multiculturalism and Status of Women	66

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
EXPENSE
Ministry Support Services	7,596	137	-	-	7,733
Community and Voluntary Support Services	97,549	80	-	-	97,629
Cultural Industries	38,925	572	-	-	39,497
Arts	30,355	-	27,567	(30,832)	27,090
Francophone Secretariat	1,425	-	-	-	1,425
Heritage	44,890	8,100	-	(250)	52,740
Sport, Physical Activity and Recreation	21,675	7	-	(1,500)	20,182
Status of Women and Multiculturalism	4,360	3	-	-	4,363
Total	246,775	8,899	27,567	(32,582)	250,659

CAPITAL INVESTMENT
Cultural Industries	385	-	-	-	385
Heritage	1,946	-	-	-	1,946
Total	2,331	-	-	-	2,331

INVENTORY ACQUISITION
Heritage	650	-	-	-	650

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	188,486	1,217	27,560	(32,582)	184,681
Capital grants	58,289	-	-	-	58,289
Amortization / loss on disposal	-	7,032	7	-	7,039
Inventory consumption	-	650	-	-	650
Total	246,775	8,899	27,567	(32,582)	250,659

CAPITAL INVESTMENT	2,331	-	-	-	2,331

INVENTORY ACQUISITION	650	-	-	-	650

67	Culture, Multiculturalism and Status of Women

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
REVENUE

Transfers of Assets or Liabilities from Related Parties	51,883	-	-	-
Internal Government Transfers	76	-	-	-
Transfer from Alberta Heritage Scholarship Fund	48	80	80	80
Transfers from Government of Canada	7,197	12,314	7,461	21,279
Investment Income	466	100	100	100
Premiums, Fees and Licences	10,619	10,930	10,930	12,240
Other Revenue	18,517	16,479	16,479	16,590
Ministry Total	88,806	39,903	35,050	50,289

Inter-Ministry Consolidations	(52,100)	(80)	(80)	(80)
Consolidated Total	36,706	39,823	34,970	50,209

EXPENSE

Ministry Support Services	8,224	7,775	7,775	7,733
Community and Voluntary Support Services	145,234	94,459	89,039	97,629
Cultural Industries	67,009	55,855	54,580	39,497
Arts	31,054	30,363	30,363	28,640
Francophone Secretariat	1,215	1,450	1,450	1,425
Heritage	57,623	60,597	60,597	52,990
Sport, Physical Activity and Recreation	26,597	24,372	25,122	21,682
Status of Women and Multiculturalism	3,768	4,945	4,945	4,363
Ministry Total	340,724	279,816	273,871	253,959

Inter-Ministry Consolidations	(14,089)	(3,300)	(3,300)	(3,300)
Consolidated Total	326,635	276,516	270,571	250,659
Net Operating Result	(289,929)	(236,693)	(235,601)	(200,450)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Cultural Industries	472	385	385	385
Heritage	2,223	1,946	1,946	1,946
Consolidated Total	2,695	2,331	2,331	2,331

AMORTIZATION	(4,307)	(8,205)	(8,205)	(7,039)

DISPOSALS OR WRITE OFFS	(241)	-	-	-
Change in Capital Assets Total	(1,853)	(5,874)	(5,874)	(4,708)

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Heritage	1,057	650	650	650
Consolidated Total	1,057	650	650	650

CONSUMPTION	(722)	(650)	(650)	(650)
Change in Inventory Assets Total	335	-	-	-

Culture, Multiculturalism and Status of Women	68

Economic Development, Trade and Tourism

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate

EXPENSE	400,886	298,367	296,937	290,382

CAPITAL INVESTMENT	24	25	25	1,525

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister’s Office
Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Policy and Strategy

Provides strategy, policy, research, planning and evaluation services across the ministry and delivers integrated corporate services including finance, administration, governance and legislative services.

2	Tourism and Economic Development
2.1	Program Delivery Support

Designs and administers programs that advance economic development, investment and tourism objectives. Collaborates with stakeholders to deliver effective programing and improve the conditions for economic success.

2.2	Tourism and Economic Capacity
Enhances capacity of organizations and communities through programs and services aimed at developing, scaling and retaining business; attracts visitors; and supports regional economic development.
2.3	Economic Development

Improves competitiveness in Alberta economy by engaging with industry and advancing strategic initiatives that make industry growth possible. Drives growth of Alberta’s advanced technology and life science sectors.

2.4	Grant to Alberta Enterprise Corporation
Operating grant to the Alberta Enterprise Corporation, which helps attract venture capital funds to Alberta to invest in knowledge-based companies.
2.5	Grant to Alberta Innovates Corporation
Operating grant to the Alberta Innovates Corporation, key delivery agent for the government’s research and innovation initiatives.
2.6	Grant to Travel Alberta Corporation
Operating grant to the Travel Alberta Corporation (tourism marketing organization).

3	Investment Attraction and Trade
3.1	Program Delivery Support
Provides support for divisional activities.
3.2	International Services
Coordinates Alberta’s international relations, mission and visits; represents Alberta’s interests in international trade disputes; coordinates and operates the international office network.
3.3	Investment Services
Develops a government-wide investment strategy, tools and processes and delivers focused investment attraction activities that identify potential investment opportunities globally.
3.4	Trade Services
Develops Alberta’s export promotion and trade strategy, tools and processes and delivers focused trade development activities to expand Alberta’s exports globally.
3.5	Grant to Investment Attraction Agency
Operating grant to the Investment Attraction Agency which promotes investment in Alberta and provides services to support high-value, high-impact investment opportunities.

4	Climate Change
4.1	Innovation and Technology
Develops and implements innovation and technology policies and strategies to reduce greenhouse gas emissions and prepare Alberta for lower carbon and economic diversification.

Economic Development, Trade and Tourism	70

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		1,151	1,182	1,182	948
1.2	Deputy Minister’s Office		846	851	851	841
1.3	Policy and Strategy		9,577	8,367	7,902	12,804
		Sub-total	11,574	10,400	9,935	14,593

2	Tourism and Economic Development
2.1	Program Delivery Support		10,797	9,161	8,656	2,241
2.2	Tourism and Economic Capacity		17,311	15,315	15,215	15,456
2.3	Economic Development		68,933	48,808	48,808	43,965
2.4	Grant to Alberta Enterprise Corporation		750	750	740	600
2.5	Grant to Alberta Innovates Corporation		175,749	141,924	141,724	131,251
2.6	Grant to Travel Alberta Corporation		44,130	41,860	41,360	37,747
		Sub-total	317,670	257,818	256,503	231,260

3	Investment Attraction and Trade
3.1	Program Delivery Support		3,361	2,232	2,232	1,477
3.2	International Services		9,710	8,649	8,629	10,999
3.3	Investment Services		11,697	10,633	11,033	20,825
3.4	Trade Services		919	885	855	2,978
3.5	Grant to Investment Attraction Agency		-	-	-	6,000
		Sub-total	25,687	22,399	22,749	42,279

4	Climate Change
4.1	Innovation and Technology		43,360	-	-	-

CAPITAL GRANTS
2	Tourism and Economic Development
2.2	Tourism and Economic Capacity		-	1,500	1,500	-

CAPITAL PAYMENTS TO RELATED PARTIES
2	Tourism and Economic Development
2.5	Grant to Alberta Innovates Corporation		1,595	2,250	2,250	2,250

4	Climate Change
4.1	Innovation and Technology		1,000	4,000	4,000	-

Total			400,886	298,367	296,937	290,382

71	Economic Development, Trade and Tourism

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Policy and Strategy	24	25	25	25

3	Investment Attraction and Trade
3.3	Investment Services	-	-	-	1,500

Total		24	25	25	1,525

Economic Development, Trade and Tourism	72

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Tourism and Economic Development	21,867	23,384	23,384	21,500
Climate Change	480	-	-	-

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	28	28	28	28
Tourism and Economic Development	48	48	48	45
Valuation Adjustments and Other Provisions
Ministry Support Services	110	-	-	-
Tourism and Economic Development	(40)	-	-	-
Investment Attraction and Trade	85	-	-	-
Climate Change	27	-	-	-
Write Down or Loss on Disposal of Capital Assets
Tourism and Economic Development	21	-	-	-

Total	22,626	23,460	23,460	21,573

73	Economic Development, Trade and Tourism

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
EXPENSE
Ministry Support Services	14,593	28	-	-	14,621
Tourism and Economic Development	233,510	21,545	38,955	(202,685)	91,325
Investment Attraction and Trade	42,279	-	-	(6,000)	36,279
Alberta Enterprise Corporation	-	-	1,850	-	1,850
Investment Attraction Agency	-	-	6,000	-	6,000
Alberta Innovates Corporation	-	-	191,201	(52,750)	138,451
Total	290,382	21,573	238,006	(261,435)	288,526

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Investment Attraction and Trade	1,500	-	-	-	1,500
Alberta Innovates Corporation	-	-	10,750	-	10,750
Total	1,525	-	10,750	-	12,275

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	288,132	21,500	230,788	(259,185)	281,235
Capital payments to related parties	2,250	-	-	(2,250)	-
Amortization / loss on disposal	-	73	7,218	-	7,291
Total	290,382	21,573	238,006	(261,435)	288,526

CAPITAL INVESTMENT	1,525	-	10,750	-	12,275

Economic Development, Trade and Tourism	74

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
REVENUE

Internal Government Transfers	119,134	93,730	93,730	88,730
Transfers from Government of Canada	5,244	4,000	4,000	1,000
Investment Income	796	6,350	12,150	2,350
Net Income from Government Business Enterprise	(3,322)	-	(3,000)	(900)
Premiums, Fees and Licences	296	390	390	390
Other Revenue	41,639	45,737	42,937	42,545
Ministry Total	163,787	150,207	150,207	134,115

Inter-Ministry Consolidations	(121,415)	(99,859)	(99,859)	(91,753)
Consolidated Total	42,372	50,348	50,348	42,362

EXPENSE

Ministry Support Services	11,722	10,428	9,963	14,621
Tourism and Economic Development	161,273	141,320	140,215	122,162
Investment Attraction and Trade	25,772	22,399	22,749	36,279
Alberta Enterprise Corporation	1,847	1,850	1,840	1,850
Investment Attraction Agency	-	-	-	6,000
Climate Change	2,867	-	-	-
Alberta Innovates Corporation	260,535	202,425	202,225	191,201
Ministry Total	464,016	378,422	376,992	372,113

Inter-Ministry Consolidations	(125,374)	(83,587)	(83,587)	(83,587)
Consolidated Total	338,642	294,835	293,405	288,526
Net Operating Result	(296,270)	(244,487)	(243,057)	(246,164)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	24	25	25	25
Tourism and Economic Development	9	-	-	-
Investment Attraction and Trade	-	-	-	1,500
Alberta Innovates Corporation	7,311	14,750	14,750	10,750
Consolidated Total	7,344	14,775	14,775	12,275

AMORTIZATION	(6,109)	(7,330)	(7,330)	(7,291)

DISPOSALS OR WRITE OFFS	(13)	-	-	-
Change in Capital Assets Total	1,222	7,445	7,445	4,984

75	Economic Development, Trade and Tourism

Education

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2018-19	2019-20	2019-20	2020-21
	Actual	Budget	Forecast	Estimate

EXPENSE	4,919,477	4,915,755	4,915,755	4,810,668

CAPITAL INVESTMENT	378	751	751	565

FINANCIAL TRANSACTIONS	15,026	15,678	15,678	16,506

77

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Financial administration and operations, policy and legislation development, contracts management, and project management.

2	Education System Support

Facilitates Kindergarten to Grade 12 budgeting and grant management, capital planning, curriculum development, accredited teacher certifications, international education, and student assessment.

3	Operating Support for School Jurisdictions
3.1	Base Funding

Base funding to school jurisdictions for early childhood services to Grade 12 education programs.

3.2	Learning Support Funding

Funding to support the unique learning needs of children and students.

3.3	Operations and Maintenance

Funding for operations and routine maintenance of school facilities.

3.4	Transportation

Funding for student transportation services.

3.5	Governance and Administration

Funding for school jurisdictions for their governance and system administration expenditures.

4	Accredited Private Schools and Early Childhood Service Operators
4.1	Accredited Private Schools Support

Funding to accredited independent schools and designated special education for children in Kindergarten to Grade 12.

4.2	Accredited Private Early Childhood Service Operators Support

Funding to accredited independent early childhood service operators.

5	School Facilities
5.1	School Facilities Infrastructure

Funding to modernize existing schools or infrastructure maintenance and renewal projects.

5.2	Alberta Schools Alternative Procurement

Debt servicing costs for P3 schools built under Alberta Schools Alternative Procurement projects.

Education	78

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	1,423	1,019	1,019	769
1.2	Deputy Minister’s Office	722	664	664	664
1.3	Corporate Services	8,100	4,757	4,757	5,007
	Sub-total	10,245	6,440	6,440	6,440

2	Education System Support	93,194	76,615	76,615	86,750

3	Operating Support for School Jurisdictions
3.1	Base Funding	1,928,369	1,905,380	1,905,380	1,728,755
3.2	Learning Support Funding	1,285,379	1,309,179	1,309,179	1,315,179
3.3	Operations and Maintenance	604,455	613,427	613,427	651,427
3.4	Transportation	291,263	294,586	294,586	309,586
3.5	Governance and Administration	278,678	278,672	278,672	278,100
	Sub-total	4,388,144	4,401,244	4,401,244	4,283,047

4	Accredited Private Schools and Early Childhood Service Operators
4.1	Accredited Private Schools Support	172,075	174,616	174,616	177,318
4.2	Accredited Private Early Childhood Service Operators Support	114,332	116,040	116,040	116,330
	Sub-total	286,407	290,656	290,656	293,648

5	School Facilities
5.1	School Facilities Infrastructure	548	-	-	-

CAPITAL GRANTS
5	School Facilities
5.1	School Facilities Infrastructure	595	1,000	1,000	1,000

CAPITAL PAYMENTS TO RELATED PARTIES
3	Operating Support for School Jurisdictions
3.1	Base Funding	21	-	-	-

5	School Facilities
5.1	School Facilities Infrastructure	111,881	112,000	112,000	112,811

DEBT SERVICING
5	School Facilities
5.2	Alberta Schools Alternative Procurement	28,442	27,800	27,800	26,972

Total		4,919,477	4,915,755	4,915,755	4,810,668

79	Education

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2	Education System Support	378	751	751	565

Total		378	751	751	565

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
5	School Facilities
5.2	Alberta Schools Alternative Procurement	15,026	15,678	15,678	16,506

Total		15,026	15,678	15,678	16,506

Education	80

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained . If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2020-21
		Estimate
1	French Language Program	11,000
	Funding received from the federal government to support French minority language and second language education programs. Program 3.2

2	Diploma Exam Rewrites	1,530
	Revenue generated from the fees collected from students and from sales of diploma examinations outside of Alberta funds the cost of writing examinations for retesting and rescoring. Program 2

3	High School Transcripts	1,400
	Revenue generated from the fees collected for the delivery of high school transcripts. Program 2

4	Educational Print Services	1,500
	Revenue generated from the sale of educational print services such as curriculum booklets. Brochures, posters and other materials are also sold through the Queen’s Printer. Program 2

5	Teacher Certification	775
	Revenue generated from fees collected for the evaluation of teacher credentials and the costs associated with the issuance of teacher certificates. Program 2

6	Other Fees and Licences	20
	Revenue generated from the fees collected from the licence agreements for achievement tests and diploma examinations. Program 2
Total		16,225

81	Education

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Teachers’ Pension - Current Service Payment	405,268	405,400	405,400	393,700

DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Education System Support	3	-	-	-
Amortization
Education System Support	5,379	7,057	5,714	2,182
Valuation Adjustments and Other Provisions
Ministry Support Services	(40)	-	-	-
Education System Support	133	-	-	-
Teachers’ Pension Provision	(110,537)	(113,238)	(113,238)	(143,712)
Write Down or Loss on Disposal of Capital Assets
Education System Support	6	-	-	-

Total	300,212	299,219	297,876	252,170

Education	82

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
EXPENSE
Ministry Support Services	6,440	-	-	-	6,440
Instruction - ECS to Grade 12	3,043,934	393,700	8,792,045	(5,676,478)	6,553,201
Operations and Maintenance	651,427	-	733,806	(647,019)	738,214
Student Transportation	309,586	-	377,280	(309,586)	377,280
Accredited Private Schools and Early Childhood	293,648	-	-	-	293,648
Service Operators
School Facilities	113,811	-	428,365	(112,811)	429,365
Governance and System Administration	278,100	-	278,100	(278,100)	278,100
Program Support Services	86,750	2,182	-	(11,700)	77,232
Debt Servicing Costs	26,972	-	12,275	(3,683)	35,564
Pension Provision	-	(143,712)	-	-	(143,712)
Total	4,810,668	252,170	10,621,871	(7,039,377)	8,645,332

CAPITAL INVESTMENT
School Facilities	-	-	840,391	-	840,391
Program Support Services	565	-	-	-	565
Total	565	-	840,391	-	840,956

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	4,669,885	393,700	10,181,231	(6,922,883)	8,321,933
Capital grants	1,000	-	-	-	1,000
Capital payments to related parties	112,811	-	-	(112,811)	-
Amortization / loss on disposal	-	2,182	428,365	-	430,547
Debt servicing costs - general	-	-	12,275	(3,683)	8,592
Debt servicing costs - Capital Plan	26,972	-	-	-	26,972
Pension provisions	-	(143,712)	-	-	(143,712)
Total	4,810,668	252,170	10,621,871	(7,039,377)	8,645,332

CAPITAL INVESTMENT	565	-	840,391	-	840,956

83	Education

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2018-19	2019-20	2019-20	2020-21
	Actual	Budget	Forecast	Estimate
REVENUE

Education Property Tax	2,441,044	2,454,700	2,457,000	2,559,000
Transfers from Government of Canada	114,885	119,963	110,625	112,916
Premiums, Fees and Licences	166,867	192,734	168,296	200,373
Investment Income	24,734	26,083	23,947	23,474
Internal Government Transfers	326,120	316,583	316,583	319,150
Fundraising, Gifts and Donations	76,134	66,153	76,220	76,220
Other Revenue	171,350	187,106	199,119	200,100
Ministry Total	3,321,134	3,363,322	3,351,790	3,491,233

Inter-Ministry Consolidations	(326,226)	(316,583)	(316,583)	(319,150)
Consolidated Total	2,994,908	3,046,739	3,035,207	3,172,083

EXPENSE

Ministry Support Services	10,205	6,440	6,440	6,440
Instruction - ECS to Grade 12	6,492,525	6,501,251	6,501,251	6,553,346
Operations and Maintenance	745,930	706,594	706,594	738,214
Student Transportation	375,309	362,242	362,242	377,280
Accredited Private Schools and Early Childhood Service Operators	286,284	290,656	290,656	293,648
School Facilities	413,616	350,000	426,382	429,365
Governance and System Administration	278,678	278,672	278,672	278,100
Program Support Services	85,244	83,672	82,329	77,232
Debt Servicing Costs	45,182	40,156	40,156	39,247
Pension Provision	(110,537)	(113,238)	(113,238)	(143,712)
Ministry Total	8,622,436	8,506,445	8,581,484	8,649,160

Inter-Ministry Consolidations	(58,963)	(3,909)	(3,909)	(3,828)
Consolidated Total	8,563,473	8,502,536	8,577,575	8,645,332
Net Operating Result	(5,568,565)	(5,455,797)	(5,542,368)	(5,473,249)

CHANGE IN CAPITAL ASSETS
INVESTMENT

School Facilities	677,170	738,160	728,240	840,391
Program Support Services	378	751	751	565
Consolidated Total	677,548	738,911	728,991	840,956

AMORTIZATION	(412,850)	(356,057)	(431,096)	(430,547)

DISPOSALS OR WRITE OFFS	(6)	-	-	-
Change in Capital Assets Total	264,692	382,854	297,895	410,409

Education	84

Energy

AMOUNTS TO BE VOTED
(thousands of dollars)		Comparable
	2018-19	2019-20	2019-20	2020-21
	Actual	Budget	Forecast	Estimate

EXPENSE	200,011	1,757,140	1,506,406	179,598

CAPITAL INVESTMENT	11	874	874	500

FINANCIAL TRANSACTIONS	404,875	98,899	98,899	96,970

85

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Associate Minister’s Office
Works with the minister to advance Alberta’s energy sector.
1.3	Deputy Minister’s Office
Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.
1.4	Associate Deputy Minister’s Office
Supports the associate minister (natural gas).
1.5	Corporate Services
Provides strategic, financial, legal, and accommodations advice and services to support ministry objectives and requirements.

2	Resource Development and Management
2.1	Energy Operations
Conducts the assessment, calculation, collection and audit of non-renewable resource revenues, freehold mineral taxes, and bonuses, sales, rentals and fees related to crown mineral rights.
2.2	Energy Policy
Conducts the research, design, and development of energy policy to strategically support government initiatives.
2.3	Industry Advocacy
An information hub that will respond in real time to misinformation about Alberta’s energy industry.

3	Cost of Selling Oil
Costs incurred by the Alberta Petroleum Marketing Commission (APMC) in selling crude oil on behalf of the department.

4	Climate Change
4.1	Climate Change Initiatives
Supported the design and implementation of climate change programs.
4.2	Regulated Rate Option Price Ceiling
Costs related to the electricity price cap program to protect RRO consumers from the volatility of electricity prices.
4.3	Renewable Electricity Program
Costs incurred to support renewable energy projects through the development and construction of infrastructure and the subsequent generation of renewable energy.
4.4	Coal Phase-Out Agreements
Costs incurred to support the elimination of coal power generation by 2030 by providing transition payments to companies.

5	Market Access
5.1	Crude by Rail
Helped address market access issues by transporting crude oil by railway.

Energy	86

EXPENSE VOTE BY PROGRAM

(thousands of dollars)				Comparable
			2018-19	2019-20	2019-20	2020-21
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		1,013	1,070	1,070	995
1.2	Associate Minister’s Office		-	572	572	572
1.3	Deputy Minister’s Office		626	667	667	667
1.4	Associate Deputy Minister’s Office		-	552	552	552
1.5	Corporate Services		3,391	4,082	4,082	4,082
		Sub-total	5,030	6,943	6,943	6,868

2	Resource Development and Management
2.1	Energy Operations		15,406	17,931	17,147	19,370
2.2	Energy Policy		39,292	43,666	42,816	36,498
2.3	Industry Advocacy		-	30,000	10,000	30,000
		Sub-total	54,698	91,597	69,963	85,868

3	Cost of Selling Oil		79,512	83,000	85,000	84,000

4	Climate Change
4.1	Climate Change Initiatives		1,343	-	-	-
4.2	Regulated Rate Option Price Ceiling		53,466	67,200	57,000	-
4.3	Renewable Electricity Program		112	8,400	7,400	2,862
		Sub-total	54,921	75,600	64,400	2,862

CRUDE BY RAIL EXPENSE
5	Market Access
5.1	Crude by Rail		5,850	1,500,000	1,280,100	-
Total			200,011	1,757,140	1,506,406	179,598

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.5	Corporate Services		11	874	874	500
Total			11	874	874	500

87	Energy

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
(thousands of dollars)			Comparable
		2018-19	2019-20	2019-20	2020-21
		Actual	Budget	Forecast	Estimate
LEGAL LIABILITY RETIREMENT
2	Resource Development and Management
2.1	Energy Operations	15	1,929	1,929	-

4	Climate Change
4.4	Coal Phase-Out Agreements	96,970	96,970	96,970	96,970

PREPAID EXPENSE
5	Market Access
5.1	Crude by Rail	307,890	-	-	-
Total		404,875	98,899	98,899	96,970

Energy	88

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)		Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Carbon Capture and Storage	1,016	788	788	564
Capital Grants
Carbon Capture and Storage	164,896	135,680	61,430	145,580
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	390	500	500	500
Valuation Adjustments and Other Provisions
Resource Development and Management	3,682	40	40	40
Climate Change	29,907	27,872	27,872	25,775

Total	199,891	164,880	90,630	172,459

89	Energy

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
EXPENSE
Ministry Support Services	6,868	500	-	-	7,368
Resource Development and Management	85,868	40	30,000	(30,000)	85,908
Cost of Selling Oil	84,000	-	-	-	84,000
Climate Change	2,862	25,775	-	-	28,637
Carbon Capture and Storage	-	146,144	-	-	146,144
Energy Regulation	-	-	215,859	-	215,859
Orphan Well Abandonment	-	-	69,000	-	69,000
Utilities Regulation	-	-	32,554	-	32,554
Total	179,598	172,459	347,413	(30,000)	669,470
CAPITAL INVESTMENT
Ministry Support Services	500	-	-	-	500
Energy Regulation	-	-	14,500	-	14,500
Utilities Regulation	-	-	2,000	-	2,000
Total	500	-	16,500	-	17,000

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	179,598	26,379	329,613	(30,000)	505,590
Capital grants	-	145,580	-	-	145,580
Amortization / loss on disposal	-	500	17,800	-	18,300
Total	179,598	172,459	347,413	(30,000)	669,470
CAPITAL INVESTMENT	500	-	16,500	-	17,000

Energy	90

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
REVENUE

Freehold Mineral Rights Tax	66,882	67,000	68,000	67,000
Natural Gas and By-Products Royalty	535,925	362,000	438,000	429,000
Crude Oil Royalty	1,149,125	1,163,000	1,228,000	1,135,000
Bitumen Royalty	3,213,729	4,682,000	4,707,000	3,211,000
Coal Royalty	9,803	9,000	9,000	11,000
Bonuses and Sales of Crown Leases	360,467	164,000	133,000	177,000
Rentals and Fees	159,961	147,000	155,000	126,000
Energy Regulation Industry Levies and Licences	252,569	232,722	232,722	226,450
Orphan Well Abandonment Levy	45,959	55,813	60,500	69,000
Utility Regulation Industry Levies and Licences	31,125	31,685	31,385	32,354
Investment Income	2,601	1,167	1,167	1,167
Other Revenue	30,318	1,905	1,905	905
Other Premiums, Fees and Licences	9,545	3,542	3,542	3,542
Net Income Alberta Petroleum Marketing Commission	(215,109)	(172,482)	(151,752)	(263,604)
Net Income Balancing Pool	360,880	210,192	100,000	135,400

Ministry Total	6,013,780	6,958,544	7,017,469	5,361,214

Inter-Ministry Consolidations	(146)	-	-	-
Consolidated Total	6,013,634	6,958,544	7,017,469	5,361,214

EXPENSE

Ministry Support Services	5,420	7,443	7,443	7,368
Resource Development and Management	58,380	91,637	70,003	85,908
Cost of Selling Oil	79,512	83,000	85,000	84,000
Climate Change	84,828	103,472	92,272	28,637
Market Access	5,850	1,500,000	1,280,100	-
Carbon Capture and Storage	165,912	136,468	62,218	146,144
Energy Regulation	259,451	236,331	263,831	215,859
Orphan Well Abandonment	45,959	55,813	60,500	69,000
Utilities Regulation	32,181	32,885	32,585	32,554

Ministry Total	737,493	2,247,049	1,953,952	669,470

Inter-Ministry Consolidations	(985)	-	-	-
Consolidated Total	736,508	2,247,049	1,953,952	669,470
Net Operating Result	5,277,126	4,711,495	5,063,517	4,691,744

91	Energy

MINISTRY FINANCIAL STATEMENTS … continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
INVESTMENT

Ministry Support Services	11	874	874	500
Energy Regulation	19,145	12,300	12,300	14,500
Utilities Regulation	907	1,000	1,000	2,000
Consolidated Total	20,063	14,174	14,174	17,000

AMORTIZATION	(17,652)	(13,800)	(18,300)	(18,300)

DISPOSALS OR WRITE OFFS	(111)	-	-	-
Change in Capital Assets Total	2,300	374	(4,126)	(1,300)

Energy	92

Environment and Parks

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate

EXPENSE	639,579	651,209	606,971	588,197

CAPITAL INVESTMENT	57,855	72,110	67,769	67,252

FINANCIAL TRANSACTIONS	-	4,019	4,019	4,019

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Legal Services

Supports the ministry by providing timely and effective legal and related strategic advice to help the ministry achieve its business objectives.

1.4	Corporate Services

Provides overall corporate support services for the ministry including finance, accommodation, business planning and annual reporting.

2	Air
2.1	Air Policy

Develops policy options that are aligned with provincial air quality outcomes that are integrated with social and economic considerations.

2.2	Air Partners and Stewardship

Works with local airshed partnerships through education program development and implementation, providing standards and technical oversight for air quality monitoring and ensures the efficient use of resources.

2.3	Air Quality Management

Works to promote and achieve Alberta’s clean air agenda by regulating environmental approvals for facilities and monitoring non-point source emissions of concern to Albertans.

3	Land
3.1	Land Policy

Develops, coordinates, and evaluates polices related to rangeland management, land conservation, reclamation and remediation, waste management and public lands management.

3.2	Public Land Management

Develops and implements regional and sub-regional land use plans, and manages public land use in support of diverse interests including agricultural use, peat and aggregate extraction, tourism and recreational use.

3.3	Rangeland Management

Evaluates and manages requests made on public land to provide agricultural economic opportunities and make ecologically sound management decisions.

3.4	Rangeland Programs and Stewardship

Supports the effective management of agricultural public lands by developing and updating policies, maintaining relevant legislation and cultivating key partnerships to promote range management principles.

4	Water
4.1	Water Policy

Develops policies and programs supporting the key strategies and associated outcomes for provincial water management through regulatory delivery and partnerships that ensure these objectives are achieved.

4.2	Water Partners and Stewardship

Works with organizations such as the Alberta Water Council, Watershed Planning and Advisory Councils and Watershed Stewardship Groups to achieve the desired outcomes of Alberta’s Water for Life strategy.

4.3	Water Management

Responsible for the comprehensive operation and maintenance of government owned water management infrastructure and administration of the Provincial Dam Safety program under the Water Act.

4.4	Flood Adaptation

Provides services related to flood and drought mitigation and adaptation by working closely with municipalities, First Nations, stakeholders and government to improve the province’s flood and drought resilience.

Environment and Parks	94

DESCRIPTION OF SUPPLY VOTE PROGRAMS …continued

5	Fish and Wildlife
5.1	Fish and Wildlife Policy

Supports the government’s conservation, management and wise use of fisheries and wildlife resources through policy development and management.

5.2	Fisheries Management

Responsible for the conservation, management, status, stocking, allocation and use of fish stocks for recreational, commercial and domestic purposes.

5.3	Wildlife Management

Develops and implements programs to manage populations, ensure habitats are maintained, recovering species at risk and ensure that emergent wildlife disease threats are identified and response strategies developed.

6	Integrated Planning
6.1	Resource Management

Supports the ministry’s approvals and compliance assurance programs, as well as the delivery of Alberta’s integrated resource management system. Includes regional and sub-regional plans.

6.2	Regional Cumulative Effects Management

Implements the Land-use Framework and coordinates with the Land Use Secretariat to address the impacts of development on land, air, water and biodiversity at regional and sub-regional levels.

6.3	Environmental Emergency Response

The Alberta Support and Emergency Response Team maintains a provincial program in environmental emergency management that includes preparing and responding to environmental emergencies across the province.

7	Parks
7.1	Parks Operations

Provides program development, operations and maintenance, management of contracted facility operators, as well as program delivery activities.

7.2	Parks Visitor Experience

Provides a diverse range of functions, including information services, visitor centre operations, interpretive programming, and outreach and educational activities.

7.3	Parks Conservation Management

Conducts natural resource inventories assessments, land use disposition and permitting management, wildlife monitoring, and invasive species, insect and disease control.

7.4	Parks Public Safety and Security

Conserves Alberta parks and public lands through public education, enforcement activities, security patrols, search and rescue operations and assistance with provincial emergencies.

7.5	Parks Infrastructure Management

Provides capital planning, life-cycle maintenance, upgrading and development of new park infrastructure.

8	Land Use Secretariat

Provides the leadership, support and expertise to government ministries on implementing the Land-use Framework by integrating, coordinating, and supporting land-use planning in the province.

9	Science and Monitoring
9.1	Environmental Science, Monitoring, Evaluation and Reporting

Provides provincial ambient environmental monitoring, evaluation and reporting based on sound science and evidence to inform policy and regulatory decision-making.

9.2	Oil Sands Environmental Monitoring

A joint commitment between the federal government and Alberta to implement scientifically, comprehensive, integrated and transparent environmental monitoring of oil sands development activities.

95	Environment and Parks

DESCRIPTION OF SUPPLY VOTE PROGRAMS …continued

10	Emissions Management
10.1	Regulatory and Operations

Implements the Technology Innovation and Emissions Reduction system, the Specified Gas Reporting Regulations, and Renewable Fuel Standard.

10.2	Technology Innovation and Emissions Reduction

Funds investments in technology and innovation to support emissions reductions in Alberta.

10.3	Oil Sands Innovation

A funding program that supports emissions reductions for facilities with the highest emission intensity of bitumen production in the Alberta oil sands.

10.4	Other Investments

Provides funding for ongoing programs that support emissions reductions.

11	Quasi-Judicial Bodies
11.1	Natural Resources Conservation Board

Conducts independent public reviews of major, non-energy natural resource projects and regulates Alberta’s confined feeding operations for livestock.

11.2	Surface Rights and Land Compensation Boards

Provides compensation to landowners related to resource activity and power transmission lines on privately owned lands or occupied crown lands.

11.3	Environmental and Public Lands Appeal Board

Provides fair, impartial and efficient resolution of appeals under various acts and regulations of certain decisions made by the ministry.

12	2013 Alberta Flooding
12.1	Infrastructure Recovery

Authorizes flood recovery and facilitated regulatory authorizations under the Water Act and Public Lands Act to rebuild flood damaged infrastructure and new mitigation infrastructure as a result of 2013 flooding.

12.2	Parks Flood Recovery

Provides recovery, repair, maintenance and mitigation of flood damage in the Kananaskis and South Regions of Alberta due to the 2013 Alberta Flood.

12.3	Community Stabilization

Supports communities to ensure that facilities, spillways and infrastructure are maintained and constructed to minimize the impact of future flooding.

Environment and Parks	96

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable

			2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		689	980	980	977
1.2	Deputy Minister’s Office		525	673	673	665
1.3	Legal Services		310	327	327	327
1.4	Corporate Services		22,792	20,630	19,630	17,900
		Sub-total	24,316	22,610	21,610	19,869

2	Air
2.1	Air Policy		6,932	6,800	6,800	6,330
2.2	Air Partners and Stewardship		7,033	6,613	6,613	6,460
2.3	Air Quality Management		7,625	6,590	6,590	6,551
		Sub-total	21,590	20,003	20,003	19,341

3	Land
3.1	Land Policy		9,187	7,906	7,906	7,889
3.2	Public Land Management		36,959	37,322	37,611	32,402
3.3	Rangeland Management		4,284	4,245	4,245	4,273
3.4	Rangeland Programs and Stewardship		3,632	3,615	3,615	3,606
		Sub-total	54,062	53,088	53,377	48,170

4	Water
4.1	Water Policy		4,145	5,043	5,043	4,971
4.2	Water Partners and Stewardship		7,522	3,833	3,858	3,848
4.3	Water Management		47,222	40,269	38,247	41,682
4.4	Flood Adaptation		10,614	15,674	15,559	11,472
		Sub-total	69,503	64,819	62,707	61,973

5	Fish and Wildlife
5.1	Fish and Wildlife Policy		5,901	6,374	6,323	6,246
5.2	Fisheries Management		13,224	7,463	7,493	10,503
5.3	Wildlife Management		23,324	22,043	21,957	41,429
		Sub-total	42,449	35,880	35,773	58,178

6	Integrated Planning
6.1	Resource Management		26,921	22,725	22,725	21,952
6.2	Regional Cumulative Effects Management		7,176	4,580	4,580	4,984
6.3	Environmental Emergency Response		5,873	3,691	3,691	3,680
		Sub-total	39,970	30,996	30,996	30,616

7	Parks
7.1	Parks Operations		48,485	43,800	45,132	39,446
7.2	Parks Visitor Experience		8,393	8,293	8,293	8,123
7.3	Parks Conservation Management		7,032	5,857	5,857	5,738
7.4	Parks Public Safety and Security		13,355	13,593	13,593	13,351
7.5	Parks Infrastructure Management		11,783	10,131	10,131	9,282
		Sub-total	89,048	81,674	83,006	75,940

97	Environment and Parks

EXPENSE VOTE BY PROGRAM …continued

(thousands of dollars)

			Comparable

			2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
OPERATING EXPENSE …continued
8	Land Use Secretariat		6,071	5,227	5,227	5,169

9	Science and Monitoring
9.1	Environmental Science, Monitoring, Evaluation and Reporting		23,249	20,976	20,976	20,419
9.2	Oil Sands Environmental Monitoring		49,936	50,000	48,893	49,000
		Sub-total	73,185	70,976	69,869	69,419

10	Emissions Management
10.1	Regulatory and Operations		14,523	11,104	11,043	10,802
10.2	Technology Innovation and Emissions Reduction		-	100,000	62,000	51,006
10.3	Oil Sands Innovation		-	39,122	39,122	77,365
10.4	Other Investments		129,605	81,000	78,800	8,000
		Sub-total	144,128	231,226	190,965	147,173

11	Quasi-Judicial Bodies
11.1	Natural Resources Conservation Board		5,133	5,397	5,397	5,397
11.2	Surface Rights and Land Compensation Boards		89	100	100	100
11.3	Environmental and Public Lands Appeal Board		1,619	1,613	1,613	1,602
		Sub-total	6,841	7,110	7,110	7,099

CAPITAL GRANTS
4	Water
4.4	Flood Adaptation		6,171	26,250	26,250	44,392

5	Fish and Wildlife
5.2	Fisheries Management		-	250	78	157

6	Integrated Planning
6.1	Resource Management		35	-	-	-
6.2	Regional Cumulative Effects Management		165	-	-	-
		Sub-total	200	-	-	-

7	Parks
7.5	Parks Infrastructure Management		-	-	-	300

10	Emissions Management
10.4	Other Investments		50,049	-	-	-

12	2013 Alberta Flooding
12.3	Community Stabilization		10,000	1,100	-	401

CAPITAL PAYMENTS TO RELATED PARTIES
10	Emissions Management
10.4	Other Investments		1,996	-	-	-
Total			639,579	651,209	606,971	588,197

Environment and Parks	98

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Corporate Services	112	568	568	425

2	Air
2.3	Air Quality Management	12	-	-	-

3	Land
3.2	Public Land Management	5,560	6,031	6,031	5,402
3.3	Rangeland Management	36	200	200	200
3.4	Rangeland Programs and Stewardship	303	-	-	-
	Sub-total	5,899	6,231	6,231	5,602

4	Water
4.3	Water Management	263	-	-	-
4.4	Flood Adaptation	-	-	-	2,000
	Sub-total	263	-	-	2,000

5	Fish and Wildlife
5.2	Fisheries Management	6,258	13,405	13,547	6,098
5.3	Wildlife Management	164	5,974	385	7,088
	Sub-total	6,422	19,379	13,932	13,186

6	Integrated Planning
6.1	Resource Management	501	-	-	-

7	Parks
7.1	Parks Operations	14	-	-	-
7.5	Parks Infrastructure Management	37,229	43,306	43,306	42,932
	Sub-total	37,243	43,306	43,306	42,932

9	Science and Monitoring
9.1	Environmental Science, Monitoring, Evaluation and Reporting	1,267	1,000	1,000	2,107
9.2	Oil Sands Environmental Monitoring	1,478	248	655	1,000
	Sub-total	2,745	1,248	1,655	3,107

12	2013 Alberta Flooding
12.1	Infrastructure Recovery	2,235	443	443	-
12.2	Parks Flood Recovery	2,423	935	935	-
12.3	Community Stabilization	-	-	699	-
	Sub-total	4,658	1,378	2,077	-

Total		57,855	72,110	67,769	67,252

99	Environment and Parks

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
CONTAMINATED SITE LIABILITY RETIREMENT
4	Water
4.3	Water Management	-	100	100	100

6	Integrated Planning
6.3	Environmental Emergency Response	-	3,919	3,919	3,919
Total		-	4,019	4,019	4,019

Environment and Parks	100

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2020-21 Estimate
1	Parks Operations	24,062
	Parks collects various fees and other revenues through the Parks Act that are used to partially offset the cost of providing services. Programs 7.1, 7.2, 7.3 and 7.4

2	Parks Infrastructure Management	3,800
	Parks collects a levy for facility redevelopment within fees charged for use of campgrounds and park facilities through the Parks Act , as well as other sources. Program 7.5

3	Provincial Mapping Data	1,250
	Revenue for maintenance activities for this initiative are from filing fees for cadastral and disposition mapping collected at the time of registration. Programs 1.4 and 3.2

4	Remediation Certificates	25
	Fees are collected to offset the costs of conducting site audits under the program. Program 3.2

5	Water Management Infrastructure	1,200

Revenue from annual fees collected from developers through Use of Works Agreements is used to offset costs of maintenance and upgrading of provincial water management infrastructure systems. Program 4.3

6	Bow Habitat Station	275
	Admission fees collected for an aquatic ecosystem visitor centre focusing on public education and outreach offset the cost of operating the centre. Program 4.2

7	Fish and Wildlife	7,800

Contributions from stakeholders and revenue from the sale of recreational fishing and hunting licences used to fund the costs related to the delivery and management of those licences. Programs 5.1 and 5.3

9	Air Quality Health Index	37
	Funding from the federal government is used to support the implementation of the national Air Quality Health Index in the province. Program 2.1
Total		38,449

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY

1	Parks Operations	450
	Parks collects various fees and other revenues through the Parks Act that are used to partially offset the cost of providing services. Programs 7.1, 7.2, 7.3 and 7.4
Total		450

101	Environment and Parks

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Land	1,532	5,000	5,000	5,000
Water	2	-	-	-
Quasi-Judicial Bodies	7,429	-	9,792	-

DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Ministry Support Services	698	-	-	-
Parks	170	-	-	-

Amortization	58,517	76,939	76,939	84,958
Valuation Adjustments and Other Provisions
Vacation Liability and Doubtful Accounts	680	1,227	1,227	1,227
Prepaid Annual Access Payment	1,026	1,025	1,025	1,025
Environmental Site Liability	10,890	-	-	-
Write Down or Loss on Disposal of Capital Assets	1,123	-	-	-
Total	82,067	84,191	93,983	92,210

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Land	-	111	111	-
Science and Monitoring	-	1,000	1,000	-
Capital Acquired from Related Parties
Water	-	32,284	32,284	29,132
Capital Asset Exchanges
Ministry Support Services	-	2,727	2,727	2,450
Total	-	36,122	36,122	31,582

Environment and Parks	102

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
EXPENSE
Ministry Support Services	19,869	2,881	-	(2,830)	19,920
Air	19,341	4	-	-	19,345
Land	48,170	6,528	15,000	(19,000)	50,698
Water	106,365	40,595	-	-	146,960
Fish and Wildlife	58,335	2,779	-	-	61,114
Integrated Planning	30,616	104	-	-	30,720
Parks	76,240	36,243	-	(384)	112,099
Land Use Secretariat	5,169	5	-	-	5,174
Science and Monitoring	69,419	3,068	-	(995)	71,492
Emissions Management	147,173	-	369,400	(369,400)	147,173
Quasi-Judicial Bodies	7,099	3	5,424	(5,397)	7,129
2013 Alberta Flooding	401	-	-	-	401
Total	588,197	92,210	389,824	(398,006)	672,225

CAPITAL INVESTMENT
Ministry Support Services	425	2,450	-	(2,450)	425
Land	5,602	-	-	-	5,602
Water	2,000	29,132	-	(29,132)	2,000
Fish and Wildlife	13,186	-	-	-	13,186
Parks	42,932	-	-	-	42,932
Science and Monitoring	3,107	-	-	-	3,107
Quasi-Judicial Bodies	-	-	17	-	17
Total	67,252	31,582	17	(31,582)	67,269

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	542,947	7,252	379,794	(398,006)	531,987
Capital grants	45,250	-	10,000	-	55,250
Amortization / loss on disposal	-	84,958	30	-	84,988
Total	588,197	92,210	389,824	(398,006)	672,225

CAPITAL INVESTMENT	67,252	31,582	17	(31,582)	67,269

103	Environment and Parks

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
REVENUE

Transfers of Assets or Liabilities from Related Parties	127,074	35,011	35,011	31,582
Transfers from Government of Canada	4,610	34,408	34,495	23,253
Investment Income	12,547	11,554	10,567	9,067
Premiums, Fees and Licences	147,424	118,142	116,759	123,340
Technology Innovation and Emissions Reduction Fund	517,835	546,000	476,000	413,000
Other Revenue	89,653	78,208	82,583	97,457
Ministry Total	899,143	823,323	755,415	697,699

Inter-Ministry Consolidations	(138,021)	(49,649)	(49,649)	(43,446)
Consolidated Total	761,122	773,674	705,766	654,253

EXPENSE

Ministry Support Services	27,061	25,728	24,728	22,750
Air	21,613	20,011	20,011	19,345
Land	65,211	64,618	64,907	59,698
Water	107,281	129,882	127,770	146,960
Fish and Wildlife	42,731	38,473	38,194	61,114
Integrated Planning	51,216	31,100	31,100	30,720
Parks	110,281	112,140	113,472	112,483
Land Use Secretariat	6,080	5,232	5,232	5,174
Science and Monitoring	77,476	73,777	72,670	72,487
Emissions Management	238,720	231,226	190,965	147,173
Quasi-Judicial Bodies	14,223	7,154	16,946	7,129
2013 Alberta Flooding	10,327	1,100	-	401
Ministry Total	772,220	740,441	705,995	685,434

Inter-Ministry Consolidations	(24,246)	(15,983)	(15,983)	(13,209)
Consolidated Total	747,974	724,458	690,012	672,225
Net Operating Result	13,148	49,216	15,754	(17,972)

Environment and Parks	104

MINISTRY FINANCIAL STATEMENTS …continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
INVESTMENT

Ministry Support Services	112	3,295	3,295	2,875
Air	12	-	-	-
Land	5,899	6,342	6,342	5,602
Water	263	32,284	32,284	31,132
Fish and Wildlife	6,422	19,379	13,932	13,186
Integrated Planning	501	-	-	-
Parks	37,243	43,306	43,306	42,932
Science and Monitoring	2,745	2,248	2,655	3,107
Quasi-Judicial Bodies	-	17	17	17
2013 Alberta Flooding	4,658	1,378	2,077	-

Ministry Total	57,855	108,249	103,908	98,851

Inter-Ministry Consolidations	-	(35,011)	(35,011)	(31,582)
Consolidated Total	57,855	73,238	68,897	67,269

AMORTIZATION	(58,559)	(76,981)	(76,981)	(84,988)

DISPOSALS OR WRITE OFFS	(1,123)	-	-	-
Change in Capital Assets Total	(1,827)	(3,743)	(8,084)	(17,719)

105	Environment and Parks

Executive Council

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate

EXPENSE	17,302	19,619	19,521	16,644

CAPITAL INVESTMENT	-	25	25	25

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Office of the Premier / Executive Council
1.1	Office of the Premier / Executive Council

Includes functions performed by the Office of the Premier, Office of the Deputy Minister of Executive Council, Policy Coordination Office and Cabinet Coordination and Corporate Service division (including the Protocol Office).

1.2	Office of the Lieutenant Governor

Provides administrative and functional support to the Lieutenant Governor.

2	Intergovernmental Relations

Coordinates Alberta’s leadership and participation within the Canadian federation.

Executive Council	108

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
OPERATING EXPENSE
1	Office of the Premier / Executive Council
1.1	Office of the Premier / Executive Council		12,876	14,154	14,154	12,319
1.2	Office of the Lieutenant Governor		532	624	624	624
		Sub-total	13,408	14,778	14,778	12,943

2	Intergovernmental Relations		3,894	4,841	4,743	3,701
Total			17,302	19,619	19,521	16,644

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1.1	Office of the Premier / Executive Council		-	25	25	25

Total			-	25	25	25

109	Executive Council

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT NON-CASH AMOUNTS
Vacation Liability
Office of the Premier / Executive Council	102	-	-	-
Total	102	-	-	-

Executive Council	110

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
EXPENSE
Office of the Premier / Executive Council	12,943	-	-	12,943
Intergovernmental Relations	3,701	-	-	3,701
Total	16,644	-	-	16,644

CAPITAL INVESTMENT
Office of the Premier / Executive Council	25	-	-	25

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	16,644	-	-	16,644

CAPITAL INVESTMENT	25	-	-	25

111	Executive Council

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)		Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
REVENUE

Other Revenue	7	8	8	8
Consolidated Total	7	8	8	8

EXPENSE

Office of the Premier / Executive Council	13,510	14,778	14,778	12,943
Intergovernmental Relations	3,894	4,841	4,743	3,701
Ministry Total	17,404	19,619	19,521	16,644
Inter-Ministry Consolidations	(4)	-	-	-
Consolidated Total	17,400	19,619	19,521	16,644
Net Operating Result	(17,393)	(19,611)	(19,513)	(16,636)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Office of the Premier / Executive Council	-	25	25	25
Consolidated Total	-	25	25	25
Change in Capital Assets Total	-	25	25	25

Executive Council	112

Health

AMOUNTS TO BE VOTED
(thousands of dollars)		Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate

EXPENSE	20,687,303	20,983,250	21,000,768	21,082,198

CAPITAL INVESTMENT	7,438	22,230	22,230	33,230

FINANCIAL TRANSACTIONS	65,950	67,819	60,463	70,221

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Associate Minister’s Office

Oversees the development of ministerial policies with a specific focus on Mental Health and Addictions.

1.3	Deputy Minister’s Office

Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.

1.4	Strategic Corporate Support

Includes budget and financial planning, financial reporting, procurement, human resources, legal services, and the management of access to information and privacy protection for the Department of Health.

1.5	Policy Development and Strategic Support

Includes development and review of strategic health policy, health research, health system quality improvement and accountability. Expenses also relate to work with federal/provincial/territorial health departments.

1.6	Health Advocates’ Office

Provides support to the independent investigative body that reports to the Minister of Health and works to resolve citizen concerns with the health system and issues that impact seniors.

2	Alberta Health Services
2.1	Continuing Care

Includes facility-based continuing care such as designated supportive living, long-term care, hospice and end-of-life care, delivered by Alberta Health Services or contracted providers.

2.2	Community Care

Includes health services provided in a community setting, such as group homes.

2.3	Home Care

Includes health services provided in home settings intended to support clients in place.

2.4	Acute Care

Includes hospital-based acute inpatient services to provide necessary treatment for a disease or severe episode of illness or injury.

2.5	Ambulance Services

Includes support for Emergency Medical Services such as ground ambulance services providing patient transportation to the hospital and between hospitals. Expense also includes central dispatch services.

2.6	Diagnostic and Therapeutic Services

Includes laboratory, diagnostic imaging, clinical nutrition and rehabilitation services (audiology, occupational therapy, physical therapy, respiratory therapy and speech language pathology).

2.7	Population and Public Health

Includes services to maintain and improve the health of the general population through promoting and protecting health, with a focus on preventing disease and injury.

2.8	Health Workforce Education and Research

Includes graduate medical education and formal education for interns and residents, undergraduates and clinical clerks as well as health service administration program students.

2.9	Information Technology

Includes the design, development, implementation and maintenance of information management support systems.

2.10	Support Services

Includes building maintenance and utilities, materials management (including purchasing, central warehousing, distribution, and sterilization), housekeeping, laundry and food services, patient registration and admission/discharge, and emergency preparedness.

2.11	Administration

Includes corporate services and general administration such as communications, finance, human resources, legal services, planning and development, insurance and risk management.

Health	114

DESCRIPTION OF SUPPLY VOTE ELEMENTS … continued

3	Physician Compensation and Development
3.1	Program Support

Includes salaries and supplies and services to support physician remuneration, development and benefit programs.

3.2	Physician Remuneration

Includes Fee-for-Service payments, Clinical Alternate Relationship Plans and Academic Medicine and Health Services Program for primary care and specialist physicians.

3.3	Physician Development

Includes initiatives such as Medical Residents Services Compensation, the Rural Health Professions Action Plan, and the Post Graduate Medical Education program.

3.4	Physician Benefits

Includes benefit programs such as the Practice Management Program, support for continuing medical education, malpractice insurance premiums, Physician On Call funding and compensation for physicians practicing in rural and remote areas.

4	Drugs and Supplemental Health Benefits
4.1	Program Support

Includes salaries and supplies and services to support the Drugs and Supplemental Health Benefit programs and administrative costs for the Alberta Blue Cross and Alberta Dental Services Corporation contracts.

4.2	Outpatient Cancer Therapy Drugs

Supports the purchase of outpatient cancer therapy drugs that are administered by Alberta Health Services.

4.3	Outpatient Specialized High Cost Drugs

Supports the purchase of outpatient specialized high cost drugs used to treat patients with HIV, cystic fibrosis, organ transplants, rare diseases or other specialized needs.

4.4	Seniors Drug Benefits

Supports the supplemental health insurance plan that provides premium free coverage of prescription drugs for seniors.

4.5	Seniors Dental, Optical and Supplemental Health Benefits

Provides low-to-moderate income seniors with financial assistance for basic dental and optical services, and supplemental health benefits such as ground ambulance services, prosthetics and orthotic devices and preferred hospital accommodations.

4.6	Non-Group Drug Benefits

Supports coverage for prescription drugs for individuals who might not otherwise have the opportunity to purchase drug and other health benefit insurance coverage through a group plan.

4.7	Non-Group Supplemental Health Benefits

Provides individuals in the non-group plan with health benefits such as ground ambulance services, prosthetics and orthotic devices and preferred hospital accommodations.

4.8	Assured Income for the Severely Handicapped Health Benefit

Provides health benefits to AISH clients, their cohabiting partners and dependent children.

4.9	Child Health Benefit

Covers children’s health expenses for families with low incomes. This plan is for children up to 18 years of age. Children who are 18 or 19 years old also qualify, if they are living at home and attending high school.

4.10	Adult Health Benefit

Provides supports to low income adults to ensure they have access to health benefits.

4.11	Alberta Aids to Daily Living

Provides financial assistance to buy medical equipment or supplies for clients with a long-term disability, chronic or terminal illness.

4.12	Pharmaceutical Innovation and Management

Supports policy development regarding pharmacists and pharmacies as well as support for pharmacists to administer medication by injection or to review medication charts.

115	Health

DESCRIPTION OF SUPPLY VOTE ELEMENTS … continued

5	Addiction and Mental Health
5.1	Program Support

Includes salaries and supplies and services to support Addiction and Mental Health programs.

5.2	Addiction and Mental Health

Includes Alberta’s Opioid Response strategies, support for addiction and mental services and initiatives in response to

Valuing Mental Health: Report of the Alberta Mental Health Review Committee .

6	Primary Health Care
6.1	Program Support

Includes salaries and supplies and services to support Primary Health Care programs.

6.2	Primary Health Care

Supports the Primary Care Networks that allow family physicians, in cooperation with Alberta Health Services and other health care providers, to work together as teams to improve integration of care, encourage innovation and increase access to primary healthcare.

7	Population and Public Health
7.1	Program Support

Includes salaries and supplies and services to support Population and Public Health programs and services, such as the Office of the Chief Medical Officer of Health.

7.2	Immunization Support

Provides support for immunization providers outside of Alberta Health Services and for operations of the Provincial Vaccine Depot.

7.3	Community-Based Health Services

Supports community agencies and other organizations to provide health prevention and promotion initiatives.

7.4	Research and Support Programs

Supports various health initiatives including Federal Nursing Stations; Federal/Provincial/Territorial Secretariat obligations; and Hepatitis C Research funded by Health Canada.

7.5	Palliative Care

A new commitment to support palliative care education, training, and standards for health professionals and to raise public awareness of palliative care.

8	Allied Health Services

Provides eligible Albertans with allied health services including optometry, podiatry, podiatric surgery, and oral and maxillofacial surgery services through four distinct schedules of benefits.

9	Human Tissue and Blood Services

Includes the Province’s contribution to the National Blood Program, operational budget of Canadian Blood Services, the Cord Blood program, and national organ/tissue donation and transplant initiatives.

10	Support Programs
10.1	Program Support

Includes salaries and supplies and services to support continuing care, provincial health care services, emergency health services and administration of the Health Registration Memorandum of Understanding with Alberta Registries.

10.2	Health Quality Council of Alberta

Supports the Council, an independent organization engaged in gathering and translating knowledge and information into practical actions that can improve the quality, safety and performance of Alberta’s health system.

10.3	Protection for Persons in Care

Supports prevention programs and responds to reports of abuse of adult Albertans receiving care or support from publicly funded service providers.

Health	116

DESCRIPTION OF SUPPLY VOTE ELEMENTS … continued

10.4	Monitoring, Investigations and Licensing

Supports monitoring of supportive living and long-term care accommodations for compliance with accommodation standards to ensure safety, security and quality of life of Albertans living in such accommodations.

10.5	Health System Projects

Includes activities to support the health system in becoming more efficient and cost-effective.

11	Out-of-Province Health Care Services
11.1	Program Support

Includes salaries and supplies and services to support out-of-province health care services.

11.2	Out-of-Province Health Care Services

Supports out-of-province and out-of-country hospital and medical costs for services provided to eligible Albertans, with these costs generally covered under a reciprocal agreements.

12	Information Technology
12.1	Program Support

Includes salaries and supplies and services to support the maintenance and development of information systems.

12.2	Development and Operations

Supports the operation and maintenance of department information technology and provincial information systems.

13	Cancer Research and Prevention Investment

Supports initiatives in cancer prevention, screening, education and research.

14	Infrastructure Support
14.1	Continuing Care Beds

Provides capital support to develop and open new continuing care beds in priority areas throughout the province.

14.2	External Information Systems Development

Provides capital support to develop and implement provincial information systems to enhance the efficiency of the health system.

14.3	Equipment for Cancer Corridor Projects

Provides equipment for the Radiation Therapy Cancer Corridor in Grande Prairie, Red Deer and Lethbridge.

14.4	Medical Equipment Replacement and Upgrade Program

Provides support to Alberta Health Services to replace and upgrade medical equipment.

14.5	Clinical Information System

Supports the Clinical Information System (Connect Care) which organizes and manages patient data and clinical processes to facilitate effective and efficient patient care.

14.6	Northern Laboratory Equipment

Funding for new and upgraded lab equipment to support laboratory services in Edmonton and Northern Alberta.

14.7	Alberta Surgical Initiative Capital Program

Capital support for Alberta Health Services sites to improve surgical wait times.

14.8	Rural Alberta Health Facilities Capital Program

Capital funding to improve health facilities in rural Alberta.

14.9	Other Health Initiatives

Funding to specific capital priorities.

117	Health

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	724	1,195	1,195	745
1.2	Associate Minister’s Office	91	395	395	395
1.3	Deputy Minister’s Office	1,313	1,553	1,553	1,553
1.4	Strategic Corporate Support	42,501	41,561	43,299	41,648
1.5	Policy Development and Strategic Support	14,979	16,023	14,252	16,023
1.6	Health Advocates’ Office	2,092	2,456	2,456	1,965
	Sub-total	61,700	63,183	63,150	62,329

2	Alberta Health Services
2.1	Continuing Care	1,102,000	1,123,000	1,123,000	1,123,000
2.2	Community Care	1,200,000	1,254,000	1,254,000	1,254,000
2.3	Home Care	687,000	688,000	688,000	688,000
2.4	Acute Care	3,750,095	3,680,000	3,680,000	3,680,000
2.5	Ambulance Services	461,000	465,000	465,000	465,000
2.6	Diagnostic and Therapeutic Services	2,363,000	2,373,000	2,373,000	2,373,351
2.7	Population and Public Health	317,000	330,000	330,000	330,000
2.8	Health Workforce Education and Research	79,000	81,000	81,000	81,000
2.9	Information Technology	444,000	484,000	484,000	484,000
2.10	Support Services	1,624,000	1,634,000	1,634,000	1,634,000
2.11	Administration	488,000	488,000	488,000	488,000
	Sub-total	12,515,095	12,600,000	12,600,000	12,600,351

3	Physician Compensation and Development
3.1	Program Support	7,529	8,065	9,101	8,065
3.2	Physician Remuneration	4,358,325	4,536,470	4,600,555	4,505,992
3.3	Physician Development	171,837	174,851	174,813	174,851
3.4	Physician Benefits	397,050	291,132	297,054	341,132
	Sub-total	4,934,741	5,010,518	5,081,523	5,030,040

4	Drugs and Supplemental Health Benefits
4.1	Program Support	45,473	47,964	49,102	49,000
4.2	Outpatient Cancer Therapy Drugs	203,598	226,700	226,700	234,600
4.3	Outpatient Specialized High Cost Drugs	106,544	119,715	119,715	122,100
4.4	Seniors Drug Benefits	564,348	572,362	589,603	517,369
4.5	Seniors Dental, Optical and Supplemental Health Benefits	132,687	138,746	139,640	138,746
4.6	Non-Group Drug Benefits	230,076	218,417	213,780	223,877
4.7	Non-Group Supplemental Health Benefits	826	900	833	900
4.8	Assured Income for the Severely Handicapped Health Benefit	214,130	241,780	225,758	247,825
4.9	Child Health Benefit	30,172	31,352	32,010	31,352
4.10	Adult Health Benefit	216,991	225,033	232,950	234,000
4.11	Alberta Aids to Daily Living	157,932	165,279	168,000	170,000
4.12	Pharmaceutical Innovation and Management	102,309	103,089	103,841	108,243
	Sub-total	2,005,086	2,091,337	2,101,932	2,078,012

Health	118

EXPENSE VOTE BY PROGRAM … continued

(thousands of dollars)		Comparable
		2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
OPERATING EXPENSE ... continued
5	Addiction and Mental Health
5.1	Program Support	2,567	3,293	3,450	3,591
5.2	Addiction and Mental Health	84,904	93,228	80,122	116,935
	Sub-total	87,471	96,521	83,572	120,526

6	Primary Health Care
6.1	Program Support	2,983	3,258	3,053	3,258
6.2	Primary Health Care	222,344	238,044	242,268	242,900
	Sub-total	225,327	241,302	245,321	246,158

7	Population and Public Health
7.1	Program Support	11,167	13,424	12,198	13,424
7.2	Immunization Support	1,682	2,121	1,013	2,121
7.3	Community-Based Health Services	49,637	59,652	61,263	53,168
7.4	Research and Support Programs	27,863	15,362	13,227	15,450
7.5	Palliative Care	-	5,000	5,000	5,000
	Sub-total	90,349	95,559	92,701	89,163

8	Allied Health Services	115,504	116,627	125,751	116,700

9	Human Tissue and Blood Services	190,254	175,000	158,540	180,000

10	Support Programs
10.1	Program Support	7,293	8,781	8,186	8,780
10.2	Health Quality Council of Alberta	7,222	7,559	6,559	7,559
10.3	Protection for Persons in Care	1,875	1,900	1,975	2,100
10.4	Monitoring, Investigations and Licensing	6,464	7,720	7,036	7,720
10.5	Health System Projects	790	4,000	2,494	3,160
	Sub-total	23,644	29,960	26,250	29,319

11	Out-of-Province Health Care Services
11.1	Program Support	7,446	6,872	6,448	6,872
11.2	Out-of-Province Health Care Services	144,152	144,304	145,678	144,800
	Sub-total	151,598	151,176	152,126	151,672

12	Information Technology
12.1	Program Support	6,372	6,943	6,681	7,257
12.2	Development and Operations	73,291	71,130	62,589	72,230
	Sub-total	79,663	78,073	69,270	79,487

13	Cancer Research and Prevention Investment	19,379	25,000	15,059	25,000

119	Health

EXPENSE VOTE BY PROGRAM … continued

(thousands of dollars)		Comparable
		2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
CAPITAL GRANTS
5.2	Addiction and Mental Health	1,988	-	-	-

14	Infrastructure Support
14.1	Continuing Care Beds	23,294	28,326	10,117	92,131
14.9	Other Health Initiatives	13,000	-	-	-
	Sub-total	36,294	28,326	10,117	92,131

CAPITAL PAYMENTS TO RELATED PARTIES
5.2	Addiction and Mental Health	110	-	-	-

9	Human Tissue and Blood Services	-	-	1,000	-

14	Infrastructure Support
14.1	Continuing Care Beds	8,066	4,700	4,700	4,500
14.2	External Information Systems Development	-	5,748	3,005	5,748
14.3	Equipment for Cancer Corridor Projects	-	3,469	-	3,469
14.4	Medical Equipment Replacement and Upgrade Program	30,000	30,000	30,000	30,000
14.5	Clinical Information System	73,249	136,751	136,751	110,000
14.6	Northern Laboratory Equipment	-	-	-	9,000
14.7	Alberta Surgical Initiative Capital Program	-	-	-	13,593
14.8	Rural Alberta Health Facilities Capital Program	-	-	-	5,000
14.9	Other Health Initiatives	37,785	-	-	-
	Sub-total	149,100	180,668	174,456	181,310
Total		20,687,303	20,983,250	21,000,768	21,082,198

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
7	Population and Public Health
7.2	Immunization Support	94	-	-	-

12	Information Technology
12.2	Development and Operations	7,344	22,230	22,230	33,230

Total		7,438	22,230	22,230	33,230

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
4	Drugs and Supplemental Health Benefits
4.3	Outpatient Specialized High Cost Drugs	6,312	9,000	4,215	9,000

7	Population and Public Health
7.2	Immunization Support	59,638	58,819	56,248	61,221

Total		65,950	67,819	60,463	70,221

Health	120

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2020-21 Estimate
1	Hepatitis C Health Services	1,000
	Funding from Health Canada will be used to enhance existing health services to persons with chronic Hepatitis C virus infection. Program 7.4

Total		1,000

121	Health

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	48	250	250	250
Information Technology	17,039	18,000	18,000	18,000
Consumption of Inventory
Drugs and Supplemental Health Benefits	6,312	9,000	6,735	9,000
Population and Public Health	52,354	58,013	54,367	59,240
Valuation Adjustments and Other Provisions
Ministry Support Services	440	-	-	-
Physician Compensation and Development	2,621	-	-	-
Drugs and Supplemental Health Benefits	85	-	-	-
Support Programs	-	2,000	2,000	2,000
Information Technology	1	-	-	-
Total	78,900	87,263	81,352	88,490

Health	122

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

  RECONCILIATION BY PROGRAM

  (thousands of dollars)

	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
EXPENSE
Alberta Health Services	12,600,351	-	-	(12,600,351)	-
Ministry Support Services	62,329	250	-	-	62,579
Physician Compensation and Development	5,030,040	-	1,119,528	(854,346)	5,295,222
Drugs and Supplemental Health Benefits	2,078,012	9,000	501,000	(360,545)	2,227,467
Population and Public Health	455,847	59,240	334,000	(200,494)	648,593
Acute Care	151,672	-	3,903,746	(27,000)	4,028,418
Continuing Care	-	-	1,164,000	-	1,164,000
Ambulance Services	-	-	532,000	-	532,000
Community Care	-	-	1,494,000	(11,993)	1,482,007
Home Care	-	-	717,000	-	717,000
Diagnostic, Therapeutic and Other Patient Services	296,700	-	2,157,000	(7,627)	2,446,073
Administration	29,319	2,000	466,000	(13,953)	483,366
Support Services	-	-	2,250,000	(27,496)	2,222,504
Information Technology	79,487	18,000	633,000	(10,700)	719,787
Research and Education	-	-	94,579	(23,196)	71,383
Debt Servicing	-	-	16,000	(16,000)	-
Infrastructure Support	273,441	-	-	(181,310)	92,131
Cancer Research and Prevention Investment	25,000	-	-	(11,162)	13,838
Total	21,082,198	88,490	15,381,853	(14,346,173)	22,206,368

CAPITAL INVESTMENT
Information Technology	33,230	-	-	-	33,230
Health Facilities and Equipment	-	-	1,162,493	-	1,162,493
Total	33,230	-	1,162,493	-	1,195,723

INVENTORY ACQUISITION
Drugs and Supplemental Health Benefits	9,000	-	817,979	-	826,979
Population and Public Health	61,221	-	-	-	61,221
Total	70,221	-	817,979	-	888,200

123	Health

  RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE …continued

  RECONCILIATION BY TYPE OF SPENDING

  (thousands of dollars)

	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
EXPENSE
Operating expense	20,808,757	2,000	13,954,321	(14,148,863)	20,616,215
Capital grants	92,131	-	-	-	92,131
Capital payments to related parties	181,310	-	-	(181,310)	-
Amortization / loss on disposal	-	18,250	586,272	-	604,522
Inventory consumption	-	68,240	825,260	-	893,500
Debt servicing costs - general	-	-	16,000	(16,000)	-
Total	21,082,198	88,490	15,381,853	(14,346,173)	22,206,368

CAPITAL INVESTMENT	33,230	-	1,162,493	-	1,195,723

INVENTORY ACQUISITION	70,221	-	817,979	-	888,200

Health	124

 MINISTRY FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
REVENUE

Internal Government Transfers	420,621	417,000	431,000	417,000
Canada Health Transfer	4,460,843	4,697,000	4,668,000	4,857,000
Transfers from Government of Canada	109,005	143,370	143,370	167,060
Investment Income	68,543	65,020	67,020	65,020
Supplementary Health Benefit Premiums	41,820	46,000	46,000	46,000
Other Premiums, Fees and Licences	538,724	508,001	534,001	520,001
Refunds of Expense	201,985	169,105	169,105	170,105
Other Revenue	457,262	410,922	449,922	399,121

Ministry Total	6,298,803	6,456,418	6,508,418	6,641,307

Inter-Ministry Consolidations	(453,826)	(447,800)	(461,800)	(447,800)
Consolidated Total	5,844,977	6,008,618	6,046,618	6,193,507

EXPENSE

Ministry Support Services	62,084	63,433	63,400	62,579
Physician Compensation and Development	5,406,670	5,432,253	5,499,258	5,417,275
Drugs and Supplemental Health Benefits	2,202,676	2,250,009	2,309,339	2,227,467
Population and Public Health	621,577	689,261	668,827	660,510
Acute Care	4,124,190	4,072,171	4,180,121	4,055,418
Continuing Care	1,125,903	1,145,000	1,160,000	1,164,000
Ambulance Services	525,531	514,000	525,000	532,000
Community Care	1,411,258	1,475,000	1,462,000	1,494,000
Home Care	688,040	688,000	715,000	717,000
Diagnostic, Therapeutic and Other Patient Services	2,475,531	2,451,569	2,504,233	2,452,482
Administration	556,281	537,401	487,691	489,760
Support Services	2,241,340	2,245,000	2,273,000	2,250,000
Information Technology	584,459	664,473	639,670	719,787
Research and Education	106,926	76,579	94,579	94,579
Debt Servicing	15,353	16,000	16,000	16,000
Infrastructure Support	44,360	33,026	14,817	96,631
Cancer Research and Prevention Investment	6,568	12,390	7,216	15,410

Ministry Total	22,198,747	22,365,565	22,620,151	22,464,898

Inter-Ministry Consolidations	(278,726)	(260,408)	(260,408)	(258,530)
Consolidated Total	21,920,021	22,105,157	22,359,743	22,206,368

Net Operating Result	(16,075,044)	(16,096,539)	(16,313,125)	(16,012,861)

125	Health

MINISTRY FINANCIAL STATEMENTS … continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
INVESTMENT

Population and Public Health	94	-	-	-
Information Technology	7,344	22,230	22,230	33,230
Health Facilities and Equipment	879,700	1,016,631	1,013,274	1,162,493
Consolidated Total	887,138	1,038,861	1,035,504	1,195,723

AMORTIZATION	(544,236)	(572,522)	(561,522)	(604,522)

DISPOSALS OR WRITE OFFS	(2,734)	-	(22,000)	-

Change in Capital Assets Total	340,168	466,339	451,982	591,201

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Drugs and Supplemental Health Benefits	883,190	829,381	875,596	826,979
Population and Public Health	59,638	58,819	56,248	61,221
Consolidated Total	942,828	888,200	931,844	888,200

CONSUMPTION	(921,457)	(893,500)	(938,589)	(893,500)

Change in Inventory Assets Total	21,371	(5,300)	(6,745)	(5,300)

Health	126

Indigenous Relations

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate

EXPENSE	261,045	198,357	182,157	221,516

CAPITAL INVESTMENT	-	25	25	25

FINANCIAL TRANSACTIONS	19,143	14,157	11,157	3,000

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic and Corporate Services

Responsible for corporate functions such as business planning, annual reporting, enterprise risk management, performance measurement development and financial planning among others.

2	First Nations and Métis Relations

Responsible for establishing effective relationships, legislation, policies and initiatives for Indigenous governments and organizations, and administers the Metis Settlements legislation.

3	Indigenous Women’s Initiatives

Provides secretariat support to the First Nations and Métis Women’s Councils on Economic Security and leads Alberta’s response to the National Inquiry into Missing and Murdered Indigenous Women and Girls.

4	First Nations Development Fund

A grant program available exclusively to First Nations for social, economic and community development projects supported by a portion of revenues from slot machines located in First Nation casinos.

5	Metis Settlements Appeal Tribunal

A quasi-judicial body established by the Metis Settlements Act that mediates and adjudicates disputes on Metis Settlements in regards to membership, land and surface access.

6	Consultation, Land and Policy

6.1	Program Support and Land Claims

Divisional operations and responsibility for coordinating the province’s participation in land-related negotiations with the federal government and First Nations, particularly Treaty Land Entitlement claims.

6.2	Aboriginal Consultation Office

Manages the consultation process by providing pre-consultation assessments, guiding the consultation process and provides an assessment of consultation adequacy for land and natural resource development.

6.3	Strategic Engagement and Policy Innovation

Develops and delivers policies, guidelines and initiatives to ensure that Alberta fulfills its duty to consult, and ensuring Indigenous perspectives are included in land and resource management decisions.

7	2013 Alberta Flooding

7.1	First Nations Housing

Repairs and rebuilds homes affected by the June 2013 Southern Alberta floods to provincial health and housing standards on Siksika and Stoney Nakoda First Nations.

8	Investing in Canada Infrastructure

Funding provided to eligible Indigenous organizations whose projects support the federal government’s Investing in

Canada Infrastructure Program.

9	Land and Legal Settlement

Supports Alberta’s constitutional obligations under the Natural Resource Transfer Agreement (NRTA) in relation to treaty land entitlement claim settlements.

10	Indigenous Litigation Fund

Supports legal action for pro-development groups and Indigenous communities as part of the Stand Up for Alberta strategy.

Indigenous Relations	128

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

11	Climate Change Initiatives

Supports Indigenous participation in climate change initiatives.

12	Alberta Indigenous Opportunities Corporation

Funding provided to address the gap of Indigenous access to capital markets by offering a range of financial instruments to support medium to large-scale Indigenous investments natural resource projects.

129	Indigenous Relations

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
OPERATING EXPENSE

1	Ministry Support Services
1.1	Minister’s Office	848	870	870	870
1.2	Deputy Minister’s Office	656	693	693	693
1.3	Strategic and Corporate Services	3,277	2,685	2,685	3,316
	Sub-total	4,781	4,248	4,248	4,879

2	First Nations and Métis Relations	27,971	18,860	18,860	15,055

3	Indigenous Women’s Initiatives	1,114	1,411	1,411	1,355

4	First Nations Development Fund	117,135	123,000	118,000	135,000

5	Metis Settlements Appeal Tribunal	1,143	1,177	1,177	1,171

6	Consultation, Land and Policy
6.1	Program Support and Land Claims	2,242	2,882	2,602	2,348
6.2	Aboriginal Consultation Office	5,788	5,666	5,666	5,526
6.3	Strategic Engagement and Policy Innovation	17,598	19,557	24,557	9,884
	Sub-total	25,628	28,105	32,825	17,758

8	Investing in Canada Infrastructure	-	100	100	100

9	Land and Legal Settlement	18,076	2,170	-	7,670

10	Indigenous Litigation Fund	-	5,000	250	9,750

11	Climate Change Initiatives	16,779	-	-	-

12	Alberta Indigenous Opportunities Corporation	-	6,000	2,000	10,000

CAPITAL GRANTS
2	First Nations and Métis Relations	8,100	8,286	3,286	7,100

8	Investing in Canada Infrastructure	-	-	-	11,678

11	Climate Change Initiatives	40,318	-	-	-
Total		261,045	198,357	182,157	221,516

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic and Corporate Services	-	25	25	25
Total		-	25	25	25

Indigenous Relations	130

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
2013 ALBERTA FLOODING LIABILITY RETIREMENT
7	2013 Alberta Flooding
7.1	First Nations Housing	19,143	14,157	11,157	3,000
Total		19,143	14,157	11,157	3,000

131	Indigenous Relations

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained . If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)	2020-21 Estimate
1 First Nations Development Fund	135,000

Forty per cent of net revenue from government-owned slot machines at licenced First Nations casinos is used for the First Nations Development Fund grant program. The grant program supports First Nations to create the social, economic and community development projects their communities need. Grant agreements include formulas for sharing the grant funding among all First Nations in Alberta. Program 4

Total	135,000

Indigenous Relations	132

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Metis Settlements Appeal Tribunal	9	-	-	-

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	21	63	63	63
Valuation Adjustments and Other Provisions
Ministry Support Services	(79)	-	-	-
First Nations and Métis Relations	28	-	-	-
Indigenous Women’s Initiatives	20	-	-	-
First Nations Development Fund	12	-	-	-
Metis Settlements Appeal Tribunal	(12)	-	-	-
Consultation, Land and Policy	21	-	-	-
Climate Change Initiatives	23	-	-	-
Total	43	63	63	63

133	Indigenous Relations

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
EXPENSE
Ministry Support Services	4,879	63	-	-	4,942
First Nations and Métis Relations	22,155	-	-	-	22,155
Indigenous Women’s Initiatives	1,355	-	-	-	1,355
First Nations Development Fund	135,000	-	-	-	135,000
Metis Settlements Appeal Tribunal	1,171	-	-	-	1,171
Consultation, Land and Policy	17,758	-	-	-	17,758
Investing in Canada Infrastructure	11,778	-	-	-	11,778
Land and Legal Settlement	7,670	-	-	-	7,670
Indigenous Litigation Fund	9,750	-	-	-	9,750
Alberta Indigenous Opportunities Corporation	10,000	-	10,000	(10,000)	10,000
Total	221,516	63	10,000	(10,000)	221,579
CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	202,738	-	10,000	(10,000)	202,738
Capital grants	18,778	-	-	-	18,778
Amortization / loss on disposal	-	63	-	-	63
Total	221,516	63	10,000	(10,000)	221,579

CAPITAL INVESTMENT	25	-	-	-	25

Indigenous Relations	134

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
REVENUE

Transfers from Government of Canada	3,323	100	100	11,778
Labour Market Development	1,920	3,100	3,100	3,664
Other Revenue	144	-	-	-
Consolidated Total	5,387	3,200	3,200	15,442

EXPENSE

Ministry Support Services	4,723	4,311	4,311	4,942
First Nations and Métis Relations	36,099	27,146	22,146	22,155
Indigenous Women’s Initiatives	1,134	1,411	1,411	1,355
First Nations Development Fund	117,147	123,000	118,000	135,000
Metis Settlements Appeal Tribunal	1,140	1,177	1,177	1,171
Consultation, Land and Policy	25,649	28,105	32,825	17,758
Investing in Canada Infrastructure	-	100	100	11,778
Land and Legal Settlement	18,076	2,170	-	7,670
Indigenous Litigation Fund	-	5,000	250	9,750
Climate Change Initiatives	57,120	-	-	-
Alberta Indigenous Opportunities Corporation	-	6,000	2,000	10,000
Ministry Total	261,088	198,420	182,220	221,579
Inter-Ministry Consolidations	(77)	-	-	-
Consolidated Total	261,011	198,420	182,220	221,579
Net Operating Result	(255,624)	(195,220)	(179,020)	(206,137)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	-	25	25	25
Consolidated Total	-	25	25	25

AMORTIZATION	(21)	(63)	(63)	(63)
Change in Capital Assets Total	(21)	(38)	(38)	(38)

135	Indigenous Relations

Infrastructure

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate

EXPENSE	519,367	484,358	479,700	486,670

CAPITAL INVESTMENT	1,077,589	1,327,268	1,288,741	1,591,313

FINANCIAL TRANSACTIONS	25,860	36,777	36,777	21,293

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Strategies and Services

Provides strategic corporate services to the ministry and provides support to and collaborates with all divisions.

2	Capital Construction

2.1	Government Facilities Infrastructure

Planning, design, and delivery of government-owned facility capital projects. Provides project management advisory services to Infrastructure and other ministries for capital projects.

2.2	Health Facilities Infrastructure

Planning, design, and delivery of health capital construction projects in partnership with Health and Alberta Health Services. Provides project management advisory services to Alberta Health Services.

2.3	School Facilities Infrastructure

Planning, design, and delivery of school facility capital projects in partnership with Education and school boards. Also assists the Post-Secondary Infrastructure program. Provides project management advisory services to school boards and post-secondary institutions.

2.4	Capital Planning

Planning of capital projects, as well as for ongoing capital planning work undertaken by the ministry.

2.5	Health Capital Maintenance and Renewal

Repairs, upgrades, maintenance, and replacement of building systems and building service equipment for existing health facilities. Administered by Infrastructure through grants to Alberta Health Services.

2.6	School Capital Maintenance and Renewal

School capital maintenance and renewal delivered under Public-private Partnership contracts.

2.7	Project Procurement, Standards and Technical Services

Project management expertise, procurement and contracting services, and a wide range of technical services to support the ministry’s planning and delivery of capital projects.

3	Property Management

3.1	Property Operations

Operations, maintenance and other costs for government-owned buildings and properties for which Infrastructure provides property management services.

3.2	Swan Hills Treatment Centre

Operations, maintenance and other costs for the Swan Hills Treatment Centre to enable safe and efficient treatment of hazardous waste.

3.3	Government Owned Facilities Preservation

Repairs, upgrades, maintenance, and replacement of building systems and building service equipment for government-owned buildings.

3.4	Accommodation Projects

Accommodation planning and projects for Government of Alberta departments, agencies, boards and commissions.

3.5	Debt Servicing

Interest portion of the capital repayment for the Evan Thomas Water and Wastewater Treatment Facility upgrades in Kananaskis, which was delivered using a Public-private Partnership.

3.6	Debt Repayment

Principal portion of the capital repayment for the Evan Thomas Water and Wastewater Treatment Facility upgrades in Kananaskis, which was delivered using a Public-private Partnership.

4	Asset Management

Integrating asset management strategies, policies, best practices, and tools in the planning, design, construction, maintenance, and disposal of government assets over their entire lifecycle.

Infrastructure	138

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

5	Realty Services

5.1	Leases

Negotiating and documenting lease agreements, and lease rental payments to support Government of Alberta ministries and programs.

5.2	Land Acquisition and Services

Negotiating and administering the purchase and sale of real estate for government initiatives and managing land use agreements, easements and rights-of-way.

5.3	Fort McMurray and Area Lands

Managing and coordinating the development and sale of Parsons Creek land in Fort McMurray, and for the sale of other surplus crown lands throughout the Province.

6	2013 Alberta Flooding

6.1	Floodway Relocation Program

Purchasing and removing residential homes from floodways in affected southern Alberta communities, reducing future risk and impact to homeowners and communities.

6.2	Reconstruction and Accommodation

Delivery of accommodation and reconstruction projects required as a result of the 2013 Alberta flooding.

139	Infrastructure

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	850	1,005	1,005	780
1.2	Deputy Minister’s Office	681	790	790	788
1.3	Corporate Strategies and Services	9,314	9,839	9,839	9,352
	Sub-total	10,845	11,634	11,634	10,920

2	Capital Construction
2.1	Government Facilities Infrastructure	1,918	2,200	2,169	3,525
2.2	Health Facilities Infrastructure	2,098	4,471	4,440	15,411
2.3	School Facilities Infrastructure	2,127	1,838	1,838	1,637
2.4	Capital Planning	1,479	-	-	-
2.7	Project Procurement, Standards and Technical Services	7,742	7,872	7,306	7,327
	Sub-total	15,364	16,381	15,753	27,900

3	Property Management
3.1	Property Operations	237,113	215,398	215,302	204,220
3.2	Swan Hills Treatment Centre	27,071	30,254	30,254	30,254
	Sub-total	264,184	245,652	245,556	234,474

4	Asset Management	5,315	6,331	6,331	7,255

5	Realty Services
5.1	Leases	191,084	177,942	176,364	189,540
5.2	Land Acquisition and Services	2,857	2,750	2,750	2,637
5.3	Fort McMurray and Area Lands	924	993	993	988
	Sub-total	194,865	181,685	180,107	193,165

6	2013 Alberta Flooding
6.1	Floodway Relocation Program	1,081	-	-	-

CAPITAL GRANTS
2	Capital Construction
2.3	School Facilities Infrastructure	13,650	5,318	6,348	-
2.4	Capital Planning	4,930	8,948	5,562	9,504
	Sub-total	18,580	14,266	11,910	9,504

3	Property Management
3.3	Government Owned Facilities Preservation	7,044	7,513	7,513	3,353
3.4	Accommodation Projects	1,944	773	773	-
	Sub-total	8,988	8,286	8,286	3,353

DEBT SERVICING
3	Property Management
3.5	Debt Servicing	145	123	123	99

Total		519,367	484,358	479,700	486,670

Infrastructure	140

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Corporate Strategies and Services	358	-	-	-

2	Capital Construction
2.1	Government Facilities Infrastructure	57,933	46,233	40,553	75,722
2.2	Health Facilities Infrastructure	10,433	2,423	2,377	-
2.4	Capital Planning	223	1,247	10	-
	Sub-total	68,589	49,903	42,940	75,722

3	Property Management
3.1	Property Operations	265	186	186	100
3.2	Swan Hills Treatment Centre	4,852	5,684	5,684	5,000
3.3	Government Owned Facilities Preservation	41,734	69,968	59,337	76,952
3.4	Accommodation Projects	33,780	60,027	29,595	91,074
	Sub-total	80,631	135,865	94,802	173,126

5	Realty Services
5.2	Land Acquisition and Services	7,321	20,713	20,713	8,300

6	2013 Alberta Flooding
6.2	Reconstruction and Accommodation	119	18	18	-

CAPITAL FOR RELATED PARTIES
2	Capital Construction
2.2	Health Facilities Infrastructure	306,425	495,669	517,175	596,185
2.3	School Facilities Infrastructure	451,091	514,603	504,247	616,064
2.5	Health Capital Maintenance and Renewal	147,692	97,289	97,289	110,400
2.6	School Capital Maintenance and Renewal	14,901	11,557	11,557	11,516
	Sub-total	920,109	1,119,118	1,130,268	1,334,165

6	2013 Alberta Flooding
6.2	Reconstruction and Accommodation	462	1,651	-	-

Total		1,077,589	1,327,268	1,288,741	1,591,313

141	Infrastructure

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
INVENTORY ACQUISITION
3	Property Management
3.2	Swan Hills Treatment Centre		2,791	2,845	2,845	3,000

LAND DEVELOPMENT LIABILITY RETIREMENT
5	Realty Services
5.3	Fort McMurray and Area Lands		8,564	13,008	13,008	12,835

CONTAMINATED SITE LIABILITY RETIREMENT
3	Property Management
3.1	Property Operations		1,152	2,100	2,100	2,000
3.2	Swan Hills Treatment Centre		472	655	655	750
		Sub-total	1,624	2,755	2,755	2,750

LEGAL LIABILITY RETIREMENT
2	Capital Construction
2.3	School Facilities Infrastructure		11,900	16,840	16,840	1,356

LEASE LIABILITY RETIREMENT
5	Realty Services
5.1	Leases		175	500	500	500

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
3	Property Management
3.6	Debt Repayment		806	829	829	852
Total			25,860	36,777	36,777	21,293

Infrastructure	142

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Grants in Kind
Capital Construction	51,883	13,164	13,164	-
Realty Services	10,528	-	-	-
Amortization
Property Management	118,873	127,430	127,430	135,030
Consumption of Inventory
Property Management	2,722	2,900	2,900	2,900
Valuation Adjustments and Other Provisions
Ministry Support Services	198	-	-	-
Capital Construction	(43)	-	-	-
Property Management	3,383	5,496	5,496	5,379
Asset Management	(53)	-	-	-
Realty Services	892	-	-	-
2013 Alberta Flooding	(20)	-	-	-
Write Down or Loss on Disposal of Capital Assets
Ministry Support Services	68	-	-	-
Capital Construction	-	-	7,000	-
Property Management	116	-	-	-
Realty Services	292	-	-	-
Capital For Related Parties
Capital Construction	920,109	1,119,118	1,130,268	1,334,165
2013 Alberta Flooding	462	1,651	-	-
Total	1,109,410	1,269,759	1,286,258	1,477,474

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Property Management	380	-	-	-
Capital Acquired from Related Parties
Property Management	498	-	-	-
Capital Asset Revaluation
Property Management	83,540	-	-	-
Total	84,418	-	-	-

143	Infrastructure

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
EXPENSE
Ministry Support Services	10,920	-	-	10,920
Capital Construction	37,404	1,334,165	(1,334,165)	37,404
Property Management	237,926	143,309	(1,675)	379,560
Asset Management	7,255	-	-	7,255
Realty Services	193,165	-	(5,126)	188,039
Total	486,670	1,477,474	(1,340,966)	623,178

CAPITAL INVESTMENT
Capital Construction	1,409,887	-	(1,334,165)	75,722
Property Management	173,126	-	-	173,126
Realty Services	8,300	-	-	8,300
Total	1,591,313	-	(1,334,165)	257,148

INVENTORY ACQUISITION Property Management	3,000	-	-	3,000

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	473,714	5,379	(6,801)	472,292
Capital grants	12,857	-	-	12,857
Amortization / loss on disposal	-	135,030	-	135,030
Inventory consumption	-	2,900	-	2,900
Debt servicing costs - Capital Plan	99	-	-	99
Capital for related parties	-	1,334,165	(1,334,165)	-
Total	486,670	1,477,474	(1,340,966)	623,178

CAPITAL INVESTMENT
Capital investment	257,148	-	-	257,148
Capital for related parties	1,334,165	-	(1,334,165)	-
Total	1,591,313	-	(1,334,165)	257,148

INVENTORY ACQUISITION	3,000	-	-	3,000

Infrastructure	144

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
REVENUE

Transfers from Government of Canada	17,222	8,598	8,728	3,666
Premiums, Fees and Licences	2,190	1,870	1,870	2,070
Other Revenue	53,051	23,896	46,116	23,896
Ministry Total	72,463	34,364	56,714	29,632
Inter-Ministry Consolidations	(2,959)	(3,866)	(3,866)	(3,871)
Consolidated Total	69,504	30,498	52,848	25,761

EXPENSE

Ministry Support Services	11,111	11,634	11,634	10,920
Capital Construction	1,005,893	1,162,929	1,178,095	1,371,569
Property Management	398,411	389,887	389,791	381,235
Asset Management	5,262	6,331	6,331	7,255
Realty Services	206,577	181,685	180,107	193,165
2013 Alberta Flooding	1,523	1,651	-	-
Ministry Total	1,628,777	1,754,117	1,765,958	1,964,144
Inter-Ministry Consolidations	(990,083)	(1,140,707)	(1,150,206)	(1,340,966)
Consolidated Total	638,694	613,410	615,752	623,178
Net Operating Result	(569,190)	(582,912)	(562,904)	(597,417)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	358	-	-	-
Capital Construction	988,698	1,169,021	1,173,208	1,409,887
Property Management	165,049	135,865	94,802	173,126
Realty Services	7,321	20,713	20,713	8,300
2013 Alberta Flooding	581	1,669	18	-
Ministry Total	1,162,007	1,327,268	1,288,741	1,591,313
Inter-Ministry Consolidations	(921,069)	(1,120,769)	(1,130,268)	(1,334,165)
Consolidated Total	240,938	206,499	158,473	257,148

AMORTIZATION	(118,873)	(127,430)	(127,430)	(135,030)

DISPOSALS OR WRITE OFFS	(1,613)	-	(7,000)	-
Change in Capital Assets Total	120,452	79,069	24,043	122,118

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Property Management	2,791	2,845	2,845	3,000
Consolidated Total	2,791	2,845	2,845	3,000

CONSUMPTION	(2,722)	(2,900)	(2,900)	(2,900)
Change in Inventory Assets Total	69	(55)	(55)	100

145	Infrastructure

Justice and Solicitor General

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
EXPENSE	1,373,095	1,367,512	1,362,693	1,344,514
CAPITAL INVESTMENT	8,384	9,198	9,198	9,462

147

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

The Minister is the Attorney General, as well as the Solicitor General and oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides leadership and ministry-wide support services, which enables the achievement of the ministry’s goals and objectives, including enhancing efficiency and effectiveness across all program levels.

2	Resolution and Court Administration Services

2.1	Program Support

Provides divisional strategic management services, information technology, Alberta Review Board, and Court Case Management.

2.2	Resolution Services

Administers programs and services in collaboration with both the Court of Queen’s Bench of Alberta and the Provincial Court of Alberta to help Albertans resolve their legal matters without having to go to court.

2.3	Provincial Civil Claims

Includes processing civil claims which exceed $7,500 in value in Provincial Court.

2.4	Provincial Court of Alberta

Provides Provincial Court services. Includes criminal, civil, family and youth courts, and ticket processing costs for traffic courts. Costs include payments for witnesses, interpreters, travel and administration.

2.5	Alberta Court of Queen’s Bench

Provides Court of Queen’s Bench services for the entire province, including courtroom, counter, administrative and management services to the court as well as administrative and legal support to the judiciary.

2.6	Alberta Court of Appeal

Includes the operation of the Alberta Court of Appeal. Employees provide courtroom support, counter administration and management services to the Court as well as administrative and legal support to the judiciary.

3	Legal Services

3.1	Civil Law

Provides legal services to all Government of Alberta ministries and represents them in matters before the courts and tribunals.

3.2	Legislative Counsel

Responsible for drafting government public bills, regulations, and Orders in Council. The office works with Alberta Queen’s Printer to make the laws of Alberta available to the public.

3.3	Law Reform

Conducts and directs research into law and the administration of justice to ensure these are current and reflect the changing needs of Albertans and their communities.

4	Alberta Crown Prosecution Service

4.1	Program Support

Provides specialized support, information, and timely services to the division and collaborates with other justice stakeholders to promote the strategic direction and to manage/mitigate emerging issues.

4.2	Criminal and Youth Prosecutions

Responsible for the prosecution of persons charged with Criminal Code, Youth Criminal Justice Act and provincial statute offences.

4.3	Regulatory Prosecutions

Provides specialized prosecution services in commercial crime, Environmental and Occupational Health and Safety cases, mutual international legal assistance, organized crime, technology, and internet crime.

Justice and Solicitor General	148

DESCRIPTION OF SUPPLY VOTE PROGRAMS ... continued

4.4	Prosecution Policy and Education

Conducts criminal appeals in the Court of Appeal and Supreme Court of Canada; provides prosecution policy advice to the minister, the deputy minister and assistant deputy minister.

5	Justice Services

5.1	Program Support

Provides program support for the Divisional Assurance unit and Strategic Program Services.

5.2	Family Support Order Services

Comprised of the Maintenance Enforcement Program and the Child Support Recalculation Program.

5.3	Office of the Chief Medical Examiner

Investigates all sudden and unexplained natural deaths in Alberta in accordance with the Fatality Inquiries Act and provides forensic services, and maintains a center of excellence in forensic pathology and toxicology.

5.4	Property Rights Advocate Office

Works with Albertans, municipalities, government and industry, provides impartial and independent information to deal with property rights issues, and facilitates dispute resolution.

5.5	Public Guardian Services

Acts as guardian or agent for adult Albertans who have no family or friend to take on this role.

5.6	Public Trustee

Protects minors’ property interests, acts as trustee for adult Albertans who have no family or friend to take on this role, and acts in the administration of missing or deceased persons’ estate.

5.7	Fines Enforcement

Collects on overdue bail forfeiture, Criminal Code, and Traffic Safety Act fines.

5.8	Support for Legal Aid

Supports Legal Aid Alberta to ensure low-income Albertans have access to legal services they would not otherwise be able to obtain.

6	Public Security

6.1	Program Support

Provides strategic direction and divisional shared services including research, policy, specialized policing programs, integrated community safety, crime prevention and biology casework analysis.

6.2	Law Enforcement Review Board

Hears appeals from the public and police officers relating to complaints regarding the actions of police officers.

6.3	Alberta Serious Incident Response Team

Investigates incidents involving Alberta’s police that have resulted in serious injury or death to any person, as well as sensitive allegations of police misconduct.

6.4	Law Enforcement Standards and Audits

Provides standards oversight, security services, and licensing for security services and investigation services.

6.5	Contract Policing and Policing Oversight

Provides strategic management of the RCMP Provincial Police Service Agreement and involvement with the related RCMP Municipal Policing Agreements.

6.6	Indigenous Policing Services

Ensures effective policing for Alberta communities through policing agreements with Canada, the RCMP or the First Nations who provide their own policing services.

6.7	Policing Assistance to Municipalities

Provides policing grants to municipalities that provide their own policing.

6.8	Organized and Serious Crime

Funds the Alberta Law Enforcement Response Team that oversees initiatives directed at reducing criminal activities, including organized crime, child exploitation, and drug operations.

6.9	Sheriffs Branch

Performs a wide range of enforcement activities in concert with other law enforcement and policing partners in Alberta.

149	Justice and Solicitor General

DESCRIPTION OF SUPPLY VOTE PROGRAMS... continued

7	Correctional Services

7.1	Program Support

Provides strategic and financial services support for divisional programs.

7.2	Adult Remand and Correctional Centres

Accountable for the day-to-day management of remanded inmates and sentenced offenders in eight provincial remand and correctional centres located in Alberta.

7.3	Young Offender Centres

Manages the Edmonton Young Offender Centre and the Calgary Young Offender Centre. The two centres provide custody and rehabilitative services for approximately 200 offenders.

7.4	Community Correctional Services

Operates two adult attendance centres, 51 community corrections offices, including 4 indigenous contracted offices and provides community-based supervision to over 38,000 adults and 2,000 youth in rural communities.

7.5	Young Offender Community Correctional Services

Operates two adult attendance centres, 51 community corrections offices, including 3 indigenous contracted offices and provides community-based supervision to over 38,000 adults and 2,000 youth in rural communities.

8	Alberta Human Rights

8.1	Alberta Human Rights Commission

Fosters equality and reduces discrimination by eliminating barriers to full participation in the cultural, social, economic, and political life of the province for all Albertans.

8.2	Assistance to the Human Rights Education and Multiculturalism Fund

Provides financial and other resources to community organizations for projects that promote diversity and equality, prevent discrimination and racism, and build welcoming and inclusive communities and workplaces.

Justice and Solicitor General	150

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2018-19	2019-20	2019-20	2020-21
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		810	809	809	859
1.2	Deputy Minister’s Office		1,367	1,328	1,328	1,328
1.3	Corporate Services		22,479	21,780	21,780	21,487
		Sub-total	24,656	23,917	23,917	23,674

2	Resolution and Court Administration Services
2.1	Program Support		18,279	16,832	16,832	16,018
2.2	Resolution Services		16,480	16,137	16,137	11,989
2.3	Provincial Civil Claims		1,200	1,200	1,200	1,500
2.4	Provincial Court of Alberta		114,258	112,749	112,749	115,710
2.5	Alberta Court of Queen’s Bench		36,388	35,595	35,595	36,773
2.6	Alberta Court of Appeal		7,050	6,901	6,901	7,503
		Sub-total	193,655	189,414	189,414	189,493

3	Legal Services
3.1	Civil Law		52,243	50,618	50,618	45,132
3.2	Legislative Counsel		2,997	3,126	3,126	3,132
3.3	Law Reform		500	500	500	500
		Sub-total	55,740	54,244	54,244	48,764

4	Alberta Crown Prosecution Service
4.1	Program Support		4,460	3,697	3,697	3,727
4.2	Criminal and Youth Prosecutions		79,305	79,785	79,785	78,512
4.3	Regulatory Prosecutions		11,796	12,995	12,995	12,995
4.4	Prosecution Policy and Education		7,737	8,260	8,260	6,188
		Sub-total	103,298	104,737	104,737	101,422

5	Justice Services
5.1	Program Support		10,142	8,253	8,253	9,638
5.2	Family Support Order Services		18,003	18,419	18,419	17,449
5.3	Office of the Chief Medical Examiner		13,643	12,622	12,622	12,622
5.4	Property Rights Advocate Office		364	241	241	195
5.5	Public Guardian Services		12,367	12,212	12,212	11,439
5.6	Public Trustee		15,102	13,234	13,234	15,614
5.7	Fines Enforcement		2,208	2,132	2,132	1,603
5.8	Support for Legal Aid		104,100	101,800	94,557	94,292
		Sub-total	175,929	168,913	161,670	162,852

151	Justice and Solicitor General

EXPENSE VOTE BY PROGRAM... continued

(thousands of dollars)			Comparable
			2018-19	2019-20	2019-20	2020-21
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE ... continued
6	Public Security
6.1	Program Support		12,863	17,706	17,706	9,806
6.2	Law Enforcement Review Board		682	625	625	625
6.3	Alberta Serious Incident Response Team		3,867	3,987	3,987	3,987
6.4	Law Enforcement Standards and Audits		3,026	6,130	6,130	6,130
6.5	Contract Policing and Policing Oversight		262,645	263,149	263,456	279,766
6.6	Indigenous Policing Services		11,727	12,182	12,182	13,582
6.7	Policing Assistance to Municipalities		87,458	88,208	88,208	89,208
6.8	Organized and Serious Crime		32,100	32,100	34,157	30,061
6.9	Sheriffs Branch		108,267	107,260	107,320	91,797
		Sub-total	522,635	531,347	533,771	524,962
7	Correctional Services
7.1	Program Support		6,233	6,949	6,949	6,670
7.2	Adult Remand and Correctional Centres		208,261	204,845	204,845	205,980
7.3	Young Offender Centres		21,778	24,339	24,339	24,827
7.4	Community Correctional Services		41,490	41,487	41,487	37,891
7.5	Young Offender Community Correctional Services		10,839	10,222	10,222	10,707
		Sub-total	288,601	287,842	287,842	286,075
8	Alberta Human Rights
8.1	Alberta Human Rights Commission		6,846	6,598	6,598	7,022
8.2	Assistance to the Human Rights Education and Multiculturalism Fund		1,735	500	500	-
		Sub-total	8,581	7,098	7,098	7,022
CAPITAL GRANTS
5	Justice Services
5.3	Office of the Chief Medical Examiner		-	-	-	250

Total			1,373,095	1,367,512	1,362,693	1,344,514

Justice and Solicitor General	152

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2018-19	2019-20	2019-20	2020-21
			Actual	Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Corporate Services		513	665	665	20

2	Resolution and Court Administration Services
2.1	Program Support		1,000	5,630	5,630	6,630
2.4	Provincial Court of Alberta		12	-	-	-
		Sub-total	1,012	5,630	5,630	6,630

3	Legal Services
3.1	Civil Law		92	-	-	-

4	Alberta Crown Prosecution Service
4.1	Program Support		1,557	380	380	380

5	Justice Services
5.2	Family Support Order Services		302	350	350	350
5.3	Office of the Chief Medical Examiner		1,613	190	190	99
		Sub-total	1,915	540	540	449

6	Public Security
6.9	Sheriffs Branch		1,668	1,695	1,695	1,695

7	Correctional Services
7.2	Adult Remand and Correctional Centres		1,627	288	288	288

Total			8,384	9,198	9,198	9,462

153	Justice and Solicitor General

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2020-21 Estimate
1	Maintenance Enforcement	7,277
	Revenue from deterrent penalties and service fees that promote payment of maintenance is used to
	improve and expand services available to clients. Program 5.2

2	Provincial Civil Claims	1,500
	Revenue from fees levied to commence action in excess of $7,500 in Provincial Court is used to fund the ministry’s expense associated with those actions. Program 2.3

3	Edmonton Regional Airports Authority Policing Services Agreement	3,895

Revenue is received on a full cost recovery basis from the Edmonton Regional Airports Authority for policing services at Edmonton International Airport under the Provincial Police Service Agreement.
Program 6.5

Total		12,672

Justice and Solicitor General	154

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Motor Vehicle Accident Claims	30,904	30,707	30,707	30,682

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	38	1,233	1,233	1,475
Resolution and Court Administration Services	629	1,452	1,452	1,452
Legal Services	32	24	24	24
Alberta Crown Prosecution Service	149	1	1	1
Justice Services	250	873	873	879
Public Security	454	1,588	1,588	1,588
Correctional Services	496	511	511	511
Alberta Human Rights	2	5	5	5
Motor Vehicle Accident Claims	-	131	131	131
Valuation Adjustments and Other Provisions
Ministry Support Services	255	39	39	39
Resolution and Court Administration Services	6,301	6,000	6,000	6,000
Legal Services	94	-	-	-
Alberta Crown Prosecution Service	158	158	158	158
Justice Services	(107)	111	111	111
Public Security	71	-	-	-
Correctional Services	658	658	658	775
Alberta Human Rights	11	-	-	-
Motor Vehicle Accident Claims	349	-	-	-
Write Down or Loss on Disposal of Capital Assets
Public Security	3	-	-	-
Correctional Services	1	-	-	-
Total	40,748	43,491	43,491	43,831

155	Justice and Solicitor General

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
EXPENSE
Ministry Support Services	23,674	1,514	-	-	25,188
Resolution and Court Administration Services	189,493	7,452	-	-	196,945
Legal Services	48,764	24	-	-	48,788
Alberta Crown Prosecution Service	101,422	159	-	-	101,581
Justice Services	163,102	990	-	-	164,092
Public Security	524,962	1,588	-	-	526,550
Correctional Services	286,075	1,286	-	-	287,361
Alberta Human Rights	7,022	5	-	-	7,027
Motor Vehicle Accident Claims	-	30,813	-	-	30,813
Victims of Crime Fund	-	-	60,858	-	60,858
Total	1,344,514	43,831	60,858	-	1,449,203

CAPITAL INVESTMENT
Ministry Support Services	20	-	-	-	20
Resolution and Court Administration Services	6,630	-	-	-	6,630
Alberta Crown Prosecution Service	380	-	-	-	380
Justice Services	449	-	-	-	449
Public Security	1,695	-	-	-	1,695
Correctional Services	288	-	-	-	288
Victims of Crime Fund	-	-	15	-	15
Total	9,462	-	15	-	9,477

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	1,344,264	37,765	60,789	-	1,442,818
Capital grants	250	-	-	-	250
Amortization / loss on disposal	-	6,066	69	-	6,135
Total	1,344,514	43,831	60,858	-	1,449,203
CAPITAL INVESTMENT	9,462	-	15	-	9,477

Justice and Solicitor General	156

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
REVENUE

Transfers of Assets or Liabilities from Related Parties	1	-	-	-
Transfers from Government of Canada	38,686	46,158	48,215	50,434
Investment Income	3,126	1,043	1,543	1,385
Motor Vehicle Accident Claim Fees	23,206	24,300	24,300	24,600
Other Premiums, Fees and Licences	32,441	32,595	32,595	33,300
Fines and Penalties	199,890	220,950	220,950	267,350
Maintenance Enforcement	16,355	16,270	16,270	16,377
Other Revenue	28,249	28,071	28,438	50,481
Ministry Total	341,954	369,387	372,311	443,927

Inter-Ministry Consolidations	(9)	-	-	-
Consolidated Total	341,945	369,387	372,311	443,927

EXPENSE

Ministry Support Services	24,949	25,189	25,189	25,188
Resolution and Court Administration Services	200,585	196,866	196,866	196,945
Legal Services	55,866	54,268	54,268	48,788
Alberta Crown Prosecution Service	103,605	104,896	104,896	101,581
Justice Services	176,072	169,897	162,654	164,092
Public Security	523,163	532,935	535,359	526,550
Correctional Services	289,756	289,011	289,011	287,361
Alberta Human Rights	8,079	7,103	7,103	7,027
Motor Vehicle Accident Claims	31,253	30,838	30,838	30,813
Victims of Crime Fund	42,972	43,394	43,894	60,858
Ministry Total	1,456,300	1,454,397	1,450,078	1,449,203

Inter-Ministry Consolidations	(1,723)	-	-	-
Consolidated Total	1,454,577	1,454,397	1,450,078	1,449,203
Net Operating Result	(1,112,632)	(1,085,010)	(1,077,767)	(1,005,276)

157	Justice and Solicitor General

MINISTRY FINANCIAL STATEMENTS...continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
INVESTMENT

Ministry Support Services	513	665	665	20
Resolution and Court Administration Services	1,012	5,630	5,630	6,630
Legal Services	92	-	-	-
Alberta Crown Prosecution Service	1,557	380	380	380
Justice Services	1,915	540	540	449
Public Security	1,668	1,695	1,695	1,695
Correctional Services	1,627	288	288	288
Victims of Crime Fund	-	15	15	15
Consolidated Total	8,384	9,213	9,213	9,477

AMORTIZATION	(2,142)	(5,887)	(5,887)	(6,135)

DISPOSALS OR WRITE OFFS	(4)	-	-	-
Change in Capital Assets Total	6,238	3,326	3,326	3,342

Justice and Solicitor General	158

Labour and Immigration

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
EXPENSE	211,804	220,860	215,420	210,563
CAPITAL INVESTMENT	2,985	1,150	1,290	900

159

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides finance and administration, accommodation services, legislative services and corporate planning and reporting.

2	Workforce Strategies

2.1	Settlement and Integration

Provides funding to help increase the ability of newcomers to successfully settle and integrate in Alberta, and includes funding provided to immigrant-serving agencies.

2.2	Workforce Development Partnerships

Helps ensure Alberta can respond to skills shortages through collaborative efforts with industry, communities, employer groups, organizations, industry sectors, and municipalities with common labour market needs.

2.3	Policy and Labour Market Information

Works collaboratively with other Government of Alberta policy and program areas to provide strategic advice, policy direction and evidence to address Alberta’s labour force development objectives.

2.4	Labour Attraction and Retention

Develops and implements targeted strategies for attracting and retaining the workers Alberta needs and initiatives aimed at fully engaging new Albertans in the workforce.

2.5	Labour Qualifications and Mobility

Helps ensure that workers from across Canada and internationally receive recognition of their qualifications so that they are able to apply their skills and work to their full potential in Alberta’s labour market.

2.6	Labour Market Programs

Supports Alberta employers and their employees to gain the skills they need to succeed in the workforce, including the Canada-Alberta Job Grant.

2.7	Summer Temporary Employment Program

Helps students improve their job prospects by gaining on-the-job experience and skills.

2.8	Skills and Training Support

Provides training opportunities and support for individuals to get a job or substantially improve their employment situation.

2.9	Coal Workforce Transition Program

Provides financial support for employees affected by the phase out of coal-fired electricity generation.

3	Safe, Fair and Healthy Workplaces

3.1	Labour Relations

Administers mediator and arbitrator rosters to assist in resolving labour disputes, and provides information on collective bargaining. Provides strategic advice and maintains the Labour Relations Code.

3.2	Occupational Health and Safety

Monitors legislative compliance to ensure adequate protection for workers in Alberta. Includes the Alberta Heroes’ Fund for First Responders and Supporting Psychological Health in First Responders programs.

3.3	Employment Standards

Helps maintain fair and equitable workplaces by setting minimum standards for wages and working conditions in most workplaces in Alberta.

4	Labour Relations Board

Provides an independent and impartial tribunal responsible for the day-to-day application and interpretation of Alberta’s labour laws.

5	Appeals Commission for Alberta Workers’ Compensation

Provides an appeals process independent of the Workers’ Compensation Board that is timely, fair, and consistent with legislation, policy and the principles of natural justice.

Labour and Immigration	160

DESCRIPTION OF SUPPLY VOTE PROGRAMS... continued

6	Medical Panels Office for Alberta Workers’ Compensation

Provides an impartial, independent process to resolve complex medical issues for workers and other system partners in the workers’ compensation system.

7	Fair Practices Office

Provides assistance navigating the workers’ compensation system, fairness reviews, system assurance reports, and independent appeals advice and advocacy services.

161	Labour and Immigration

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2018-19	2019-20	2019-20	2020-21
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		513	661	661	621
1.2	Deputy Minister’s Office		607	790	790	630
1.3	Corporate Services		4,230	4,171	4,171	4,338
		Sub-total	5,350	5,622	5,622	5,589

2	Workforce Strategies
2.1	Settlement and Integration		11,005	8,321	8,321	8,962
2.2	Workforce Development Partnerships		7,810	4,457	4,422	7,526
2.3	Policy and Labour Market Information		5,629	6,866	6,866	7,762
2.4	Labour Attraction and Retention		8,479	9,279	9,279	4,982
2.5	Labour Qualifications and Mobility		7,697	10,467	10,467	11,389
2.6	Labour Market Programs		21,097	22,009	22,009	15,884
2.7	Summer Temporary Employment Program		10,503	8,000	8,000	-
2.8	Skills and Training Support		41,167	40,606	40,606	41,564
2.9	Coal Workforce Transition Program		5,596	4,650	4,650	7,450
		Sub-total	118,983	114,655	114,620	105,519

3	Safe, Fair and Healthy Workplaces
3.1	Labour Relations		1,634	1,864	1,864	1,854
3.2	Occupational Health and Safety		51,203	54,863	51,863	54,820
3.3	Employment Standards		15,499	16,129	16,129	15,596
		Sub-total	68,336	72,856	69,856	72,270

4	Labour Relations Board		3,550	4,259	4,259	4,245

5	Appeals Commission for Alberta Workers’ Compensation		12,512	12,794	12,794	12,785

6	Medical Panels Office for Alberta Workers’ Compensation		843	1,286	1,286	1,283

7	Fair Practices Office		2,230	9,388	6,983	8,872

Total			211,804	220,860	215,420	210,563

Labour and Immigration	162

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2018-19	2019-20	2019-20	2020-21
			Actual	Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2	Workforce Strategies
2.2	Workforce Development Partnerships		-	-	35	-
2.4	Labour Attraction and Retention		49	-	-	-
2.6	Labour Market Programs		282	-	-	-
		Sub-total	331	-	35	-

3	Safe, Fair and Healthy Workplaces
3.2	Occupational Health and Safety		1,653	1,150	1,150	900
3.3	Employment Standards		346	-	-	-
		Sub-total	1,999	1,150	1,150	900

4	Labour Relations Board		264	-	-	-

6	Medical Panels Office for Alberta Workers’ Compensation		22	-	-	-

7	Fair Practices Office		369	-	105	-

Total			2,985	1,150	1,290	900

163	Labour and Immigration

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2020-21 Estimate
1	Occupational Health and Safety	54,820
	The department recovers funds from the Workers’ Compensation Board:
	- to promote a culture of health and safety and injury prevention in Alberta workplaces through policy and legislative development and technical support, along with the Work Safe Alberta initiative;

- which are devoted to working with safety associations, industry groups, educational institutions and labour organizations to encourage employers and workers to build effective health and safety programs; and

- which are devoted to providing employers and workers with useful information about how to work safely, conducting inspections of Alberta worksites to ensure compliance with the Occupational Health and Safety
Act, Regulation and Code, and responding to complaints. Program 3.2

2	International Educational Assessment Services	4,325

Feesare collected for the provision of international educational assessment services for immigrants seeking employment and/or education in Alberta. In addition, other jurisdictions contract with Alberta to provide these services to immigrants in their jurisdictions on a fee for service basis. Program 2.5

Total		59,145

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Occupational Health and Safety	900
	The department recovers funds from the Workers’ Compensation Board:
	- to promote a culture of health and safety and injury prevention in Alberta workplaces through policy and legislative development and technical support, along with the Work Safe Alberta initiative;

- which are devoted to working with safety associations, industry groups, educational institutions and labour organizations to encourage employers and workers to build effective health and safety programs; and

- which are devoted to providing employers and workers with useful information about how to work safely, conducting inspections of Alberta worksites to ensure compliance with the Occupational Health and Safety
Act, Regulation and Code, and responding to complaints. Program 3.2

Total		900

Labour and Immigration	164

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	4	-	-	-
Workforce Strategies	173	168	168	168
Safe, Fair and Healthy Workplaces	524	467	467	467
Appeals Commission for Alberta Workers’ Compensation	43	165	165	165
Fair Practices Office	10	-	-	-
Valuation Adjustments and Other Provisions
Ministry Support Services	(278)	-	-	-
Workforce Strategies	14	-	-	-
Safe, Fair and Healthy Workplaces	384	-	-	-
Labour Relations Board	66	-	-	-
Appeals Commission for Alberta Workers’ Compensation	(6)	-	-	-
Medical Panels Office for Alberta Workers’ Compensation	110	-	-	-
Fair Practices Office	278	-	-	-
Total	1,322	800	800	800

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties Safe, Fair and Healthy Workplaces	-	250	250	-
Total	-	250	250	-

165	Labour and Immigration

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
EXPENSE
Ministry Support Services	5,589	-	-	5,589
Workforce Strategies	105,519	168	(2,000)	103,687
Safe, Fair and Healthy Workplaces	72,270	467	-	72,737
Labour Relations Board	4,245	-	-	4,245
Appeals Commission for Alberta Workers’ Compensation	12,785	165	-	12,950
Medical Panels Office for Alberta Workers’ Compensation	1,283	-	-	1,283
Fair Practices Office	8,872	-	-	8,872
Total	210,563	800	(2,000)	209,363

CAPITAL INVESTMENT
Safe, Fair and Healthy Workplaces	900	-	-	900

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	210,563	-	(2,000)	208,563
Amortization / loss on disposal	-	800	-	800
Total	210,563	800	(2,000)	209,363
CAPITAL INVESTMENT	900	-	-	900

Labour and Immigration	166

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
REVENUE

Labour Market Development	66,302	56,022	56,022	56,022
Other Transfers from Government of Canada	-	348	348	466
Other Revenue	73,255	79,481	74,181	78,660
Premiums, Fees and Licences	4,954	4,386	4,386	8,286
Transfers of Assets or Liabilities from Related Parties	169	-	-	-
Ministry Total	144,680	140,237	134,937	143,434

Inter-Ministry Consolidations	(169)	-	-	-
Consolidated Total	144,511	140,237	134,937	143,434

EXPENSE

Ministry Support Services	5,076	5,622	5,622	5,589
Workforce Strategies	119,170	114,823	114,788	105,687
Safe, Fair and Healthy Workplaces	69,244	73,323	70,323	72,737
Labour Relations Board	3,616	4,259	4,259	4,245
Appeals Commission for Alberta Workers’ Compensation	12,549	12,959	12,959	12,950
Medical Panels Office for Alberta Workers’ Compensation	953	1,286	1,286	1,283
Fair Practices Office	2,518	9,388	6,983	8,872

Ministry Total	213,126	221,660	216,220	211,363

Inter-Ministry Consolidations	(4,265)	(2,000)	(2,000)	(2,000)
Consolidated Total	208,861	219,660	214,220	209,363
Net Operating Result	(64,350)	(79,423)	(79,283)	(65,929)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Workforce Strategies	331	-	35	-
Safe, Fair and Healthy Workplaces	1,999	1,400	1,400	900
Labour Relations Board	264	-	-	-
Medical Panels Office for Alberta Workers’ Compensation	22	-	-	-
Fair Practices Office	369	-	105	-
Ministry Total	2,985	1,400	1,540	900

Inter-Ministry Consolidations	-	(250)	(250)	-
Consolidated Total	2,985	1,150	1,290	900

AMORTIZATION	(754)	(800)	(800)	(800)
Change in Capital Assets Total	2,231	350	490	100

167	Labour and Immigration

Municipal Affairs

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate

EXPENSE	1,213,520	1,499,592	1,498,355	1,429,335

CAPITAL INVESTMENT	7,829	13,432	9,076	12,066

FINANCIAL TRANSACTIONS	48,297	48,887	41,877	36,839

169

 DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Support Services

Conducts financial planning, financial reporting, strategic policy and legislative coordination, internal controls, administrative services, and coordinates all correspondence for the Minister and Deputy Minister.

2	Municipal Services

2.1	Program Support

Provides strategic coordination of activities and central support services for the division.

2.2	Municipal Policy and Planning

Addresses major policy issues involving the provincial-municipal relationship, supports Alberta’s local governments in land use planning, and coordinates stakeholder relations activities.

2.3	Municipal Capacity and Sustainability

Provides advice and training initiatives for municipal administrations, municipal dispute resolution, addresses municipal viability and/or restructuring, and key activities in support of municipal accountability.

2.4	Library Services

Leads provincial support for public library services; maintains library resources; provides policy, planning and program support and provides funding and support to municipal library boards, regional library systems and multi-library organizations.

3	Municipal Assessments and Grant Administration

3.1	Program Support

Coordinates divisional operations and administrative support, supports legislative and regulatory changes; and interacts with and facilitates stakeholder relations and responses.

3.2	Assessment Services

Assesses Designated Industrial property; develops and aligns tax policy with government direction; and performs audits of municipal assessment practices.

3.3	Grants and Education Property Tax

Administers municipal and federal grant programs, oversees funding to local governments, and ensures fair and equitable collection of education property tax requisition.

4	Municipal Sustainability Initiative

4.1	Municipal Sustainability Initiative Operating

Supports municipalities with municipal planning, capacity building, shared (inter-municipal) administration, and municipal service delivery and support for non-profit organizations.

4.2	Municipal Sustainability Initiative Capital

Supports municipalities with long-term sustainable funding to manage growth pressures and key local infrastructure

5	Federal Grant Programs

5.1	Federal Gas Tax Fund

Provides capital funding for municipalities to help them build and revitalize their local public infrastructure. The program is fully funded by the federal government and administered by the province.

5.2	Small Communities Fund

Assists communities with populations under 100,000 to complete infrastructure projects. It is 50% funded by the federal government.

Municipal Affairs	170

 DESCRIPTION OF SUPPLY VOTE PROGRAMS... continued

5.3	Investing in Canada’s Infrastructure - Administration

Administration costs to oversee the projects allocated to Municipal Affairs under the Investing in Canada Infrastructure Program (ICIP).

5.4	Investing in Canada’s Infrastructure - Rural and Northern Communities

Provides capital funding for municipalities to support local infrastructure projects. ICIP is a competitive cost-sharing program and requires municipal projects be jointly funded by Canada, Alberta, and municipalities.

5.5	Investing in Canada’s Infrastructure - Green Infrastructure

Provides capital funding for municipalities to support local infrastructure projects. ICIP is a competitive cost-sharing program and requires municipal projects be jointly funded by Canada, Alberta, and municipalities.

6	Grants in Place of Taxes

The Crown may pay to the municipality a grant not exceeding the amount that would be recoverable by the municipality

7	Alberta Community Partnership

Supports municipal regional collaboration and capacity building initiatives, along with other provincial priorities.

8	Technical and Corporate Services

8.1	Warranty, Certification and Policy

Leads and coordinates the division’s strategic policies, legislation and regulations, and financial matters.

8.2	Community and Technical Support

Responsible for the development or review of all codes under the Safety Codes Act and its regulations as well as the provision of technical information and advice to Albertans, municipalities and industry.

8.3	Residential Protection Program

Provides increased consumer protection and recourse options through the New Home Buyer Protection Act.

9	Alberta Emergency Management Agency

9.1	Managing Director’s Office

Provides strategic leadership, direct service, support and advice to government, municipalities, First Nations and other partners and key stakeholders for emergency and disaster prevention, preparedness, and response.

9.2	Strategy and Systems Support

Leads Alberta Emergency Management Agency’s policy, legislation, training, accreditation, finance, and support services.

9.3	Operations

Supports the Provincial Operations Centre; field operations; plans and consequence management; business continuity; critical infrastructure; lessons learned, and the Alberta Emergency Alert Program.

9.4	Recovery Operations

Coordinates government support for disaster-affected communities and Albertans, and directly administers the provision of disaster financial assistance.

9.5	Disaster Recovery

Funds localized disasters and extraordinary firefighting costs outside of the areas protected by Agriculture and Forestry. The program also administers the funding for disaster initiatives that are managed by other ministries.

9.6	Emergency Preparedness Grants

Provides grant funding for municipal emergency management training.

9.7	Alberta First Responders Radio Communications System

A single province-wide, interoperable, two-way voice communications system for use by provincial and municipal first responder agencies.

10	Quasi-Judicial Boards

The Quasi-Judicial Boards is a group of four tribunals comprised of the Municipal Government Board, Surface Rights

171	Municipal Affairs

DESCRIPTION OF SUPPLY VOTE PROGRAMS...continued

11	2013 Alberta Flooding

11.1	Disaster Recovery Program - Flooding

Responsible for processes related to the Southern Alberta Flooding DRP and Regional Municipality of Wood Buffalo DRP (RMWB) that occurred in the spring of 2013.

12	2016 Wood Buffalo Wildfire

12.1	2016 Wood Buffalo Wildfire - Recovery

Responsible for Disaster Recovery Program (DRP) processes related to the Regional Municipality of Wood Buffalo

13	Municipal Cannabis Transition Program

Program provided funding for 52 municipalities that pay for their own policing, to help address enforcement and other implementation costs related to cannabis legalization.

14	2019 Northwest Alberta Wildfires

Responsible for Disaster Recovery Program (DRP) processes related to the 2019 Northwest Alberta Wildfires DRP that occurred in spring 2019.

Municipal Affairs	172

EXPENSE VOTE BY PROGRAM

(thousands of dollars)				Comparable
			2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		926	922	922	872
1.2	Deputy Minister’s Office		827	881	881	881
1.3	Support Services		6,386	6,352	6,352	6,324

		Sub-total	8,139	8,155	8,155	8,077
2	Municipal Services
2.1	Program Support		1,217	1,189	1,189	1,076
2.2	Municipal Policy and Planning		4,204	4,571	4,571	4,350
2.3	Municipal Capacity and Sustainability		3,961	4,220	4,220	3,905
2.4	Library Services		37,082	37,070	37,070	37,062

		Sub-total	46,464	47,050	47,050	46,393
3	Municipal Assessments and Grant Administration
3.1	Program Support		990	1,205	1,205	1,099
3.2	Assessment Services		19,631	17,838	17,838	18,845
3.3	Grants and Education Property Tax		5,730	4,892	4,892	4,707

		Sub-total	26,351	23,935	23,935	24,651
4	Municipal Sustainability Initiative
4.1	Municipal Sustainability Initiative Operating		29,089	30,000	29,141	30,000

5	Federal Grant Programs
5.2	Small Communities Fund		376	-	-	-
5.3	Investing in Canada’s Infrastructure - Administration		-	-	-	105

		Sub-total	376	-	-	105

6	Grants in Place of Taxes		53,486	44,554	43,054	30,197

7	Alberta Community Partnership		18,371	16,500	16,500	16,500

8	Technical and Corporate Services
8.1	Warranty, Certification and Policy		3,894	3,706	3,706	3,536
8.2	Community and Technical Support		7,665	7,985	7,985	7,157
8.3	Residential Protection Program		1,977	3,339	2,307	1,988

		Sub-total	13,536	15,030	13,998	12,681

9	Alberta Emergency Management Agency
9.1	Managing Director’s Office		589	632	632	630
9.2	Strategy and Systems Support		4,100	4,237	4,237	3,746
9.3	Operations		10,211	5,421	5,421	5,379
9.4	Recovery Operations		2,686	2,479	2,479	2,381
9.5	Disaster Recovery		76,521	31,660	38,236	-
9.6	Emergency Preparedness Grants		150	150	150	150
9.7	Alberta First Responders Radio Communications System		20,632	17,035	18,330	17,035

		Sub-total	114,889	61,614	69,485	29,321

173	Municipal Affairs

EXPENSE VOTE BY PROGRAM...continued

(thousands of dollars)			Comparable
			2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
OPERATING EXPENSE...continued
10	Quasi-Judicial Boards		6,532	6,204	6,204	7,741

12	2016 Wood Buffalo Wildfire
12.1	2016 Wood Buffalo Wildfire - Recovery		935	873	873	-

13	Municipal Cannabis Transition Program		11,150	-	-	-

14	2019 Northwest Alberta Wildfires		-	118,360	111,784	-

CAPITAL GRANTS
2	Municipal Services
2.4	Library Services		1,000	-	-	-

4	Municipal Sustainability Initiative
4.2	Municipal Sustainability Initiative Capital		634,763	640,773	641,632	963,000

5	Federal Grant Programs
5.1	Federal Gas Tax Fund		228,827	476,544	476,544	244,029
5.2	Small Communities Fund		16,612	10,000	10,000	-
5.4	Investing in Canada’s Infrastructure - Rural and Northern Communities		-	-	-	15,774
5.5	Investing in Canada’s Infrastructure - Green Infrastructure		-	-	-	866

		Sub-total	245,439	486,544	486,544	260,669
7	Alberta Community Partnership		3,000	-	-	-
Total			1,213,520	1,499,592	1,498,355	1,429,335

Municipal Affairs	174

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
3	Municipal Assessments and Grant Administration
3.2	Assessment Services		213	1,787	943	8,257

8	Technical and Corporate Services
8.2	Community and Technical Support		440	-	-	-
8.3	Residential Protection Program		769	-	-	-

		Sub-total	1,209	-	-	-

9	Alberta Emergency Management Agency
9.3	Operations		829	-	-	-
9.4	Recovery Operations		683	2,317	100	1,509
9.7	Alberta First Responders Radio Communications System		4,895	9,328	8,033	2,300

		Sub-total	6,407	11,645	8,133	3,809
Total			7,829	13,432	9,076	12,066

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
2013 ALBERTA FLOODING LIABILITY RETIREMENT
11	2013 Alberta Flooding
11.1	Disaster Recovery Program - Flooding		48,297	48,887	41,877	36,839
Total			48,297	48,887	41,877	36,839

175	Municipal Affairs

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained . If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)	2020-21 Estimate
1 Alberta First Responders Radio Communications System	300
Funding received from various law enforcement, fire and emergency medical service agencies and municipalities for the Alberta First Responders Radio Communications System. Program 9.7
Total	300

Municipal Affairs	176

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)		Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Emergency Management Agency	20,428	20,525	20,525	20,525

DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Municipal Assessments and Grant Administration	101	-	-	-
Amortization
Ministry Support Services	175	70	70	25
Municipal Assessments and Grant Administration	161	1,710	1,710	1,896
Technical and Corporate Services	962	409	409	535
Alberta Emergency Management Agency	24,615	43,110	27,110	27,110
Valuation Adjustments and Other Provisions
Ministry Support Services	(103)	200	200	200
Municipal Services	(29)	-	-	-
Municipal Assessments and Grant Administration	83	-	-	-
Technical and Corporate Services	52	-	-	-
Alberta Emergency Management Agency	51	-	-	-
Quasi-Judicial Boards	(29)	-	-	-
Write Down or Loss on Disposal of Capital Assets
Alberta Emergency Management Agency	75	-	-	-
Total	46,542	66,024	50,024	50,291

177	Municipal Affairs

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate

EXPENSE
Ministry Support Services	8,077	225	-	-	8,302
Municipal Services	46,393	-	-	-	46,393
Municipal Assessments and Grant Administration	24,651	1,896	-	-	26,547
Municipal Sustainability Initiative	993,000	-	-	-	993,000
Federal Grant Programs	260,774	-	-	-	260,774
Grants in Place of Taxes	30,197	-	-	-	30,197
Alberta Community Partnership	16,500	-	-	-	16,500
Technical and Corporate Services	12,681	535	-	-	13,216
Alberta Emergency Management Agency	29,321	47,635	-	-	76,956
Quasi-Judicial Boards	7,741	-	-	-	7,741
Safety Codes Council	-	-	15,054	-	15,054
Total	1,429,335	50,291	15,054	-	1,494,680
CAPITAL INVESTMENT
Municipal Assessments and Grant Administration	8,257	-	-	-	8,257
Alberta Emergency Management Agency	3,809	-	-	-	3,809
Safety Codes Council	-	-	609	-	609
Total	12,066	-	609	-	12,675
RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	205,666	20,725	14,501	-	240,892
Capital grants	1,223,669	-	-	-	1,223,669
Amortization / loss on disposal	-	29,566	553	-	30,119
Total	1,429,335	50,291	15,054	-	1,494,680
CAPITAL INVESTMENT	12,066	-	609	-	12,675

Municipal Affairs	178

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
REVENUE

Federal Gas Tax Fund	228,827	476,544	476,544	244,029
Investment Income	495	475	475	250
Other Transfers from Government of Canada	(16,376)	5,000	5,000	16,640
Premiums, Fees and Licences	38,496	37,974	37,974	38,125
Other Revenue	83,545	23,999	23,999	25,670
2013 Alberta Flood Assistance	55,999	-	-	-

Ministry Total	390,986	543,992	543,992	324,714
Consolidated Total	390,986	543,992	543,992	324,714

EXPENSE

Ministry Support Services	8,211	8,425	8,425	8,302
Municipal Services	47,435	47,050	47,050	46,393
Municipal Assessments and Grant Administration	26,696	25,645	25,645	26,547
Municipal Sustainability Initiative	663,852	670,773	670,773	993,000
Federal Grant Programs	245,815	486,544	486,544	260,774
Grants in Place of Taxes	53,486	44,554	43,054	30,197
Alberta Community Partnership	21,371	16,500	16,500	16,500
Technical and Corporate Services	14,550	15,439	14,407	13,216
Alberta Emergency Management Agency	160,058	125,249	117,120	76,956
Quasi-Judicial Boards	6,503	6,204	6,204	7,741
2016 Wood Buffalo Wildfire	935	873	873	-
Municipal Cannabis Transition Program	11,150	-	-	-
2019 Northwest Alberta Wildfires	-	118,360	111,784	-
Safety Codes Council	14,713	15,184	15,184	15,054

Ministry Total	1,274,775	1,580,800	1,563,563	1,494,680

Inter-Ministry Consolidations	(220)	-	-	-
Consolidated Total	1,274,555	1,580,800	1,563,563	1,494,680
Net Operating Result	(883,569)	(1,036,808)	(1,019,571)	(1,169,966)
CHANGE IN CAPITAL ASSETS
INVESTMENT

Municipal Assessments and Grant Administration	213	1,787	943	8,257
Technical and Corporate Services	1,209	-	-	-
Alberta Emergency Management Agency	6,407	11,645	8,133	3,809
Safety Codes Council	2,336	305	305	609
Consolidated Total	10,165	13,737	9,381	12,675
AMORTIZATION	(26,421)	(45,921)	(29,921)	(30,119)
DISPOSALS OR WRITE OFFS	(174)	(5)	(5)	(5)
Change in Capital Assets Total	(16,430)	(32,189)	(20,545)	(17,449)

179	Municipal Affairs

Seniors and Housing

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate

EXPENSE	746,115	454,645	453,345	546,354

CAPITAL INVESTMENT	-	25	25	25

FINANCIAL TRANSACTIONS	13,813	19,700	19,700	19,700

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Corporate Services

Provides services and supports for finance, accommodation, legislative and legal services, and corporate planning and reporting.

2	Seniors Services

2.1	Program Planning and Delivery

Engages with government and community partners, provides policy guidance and strategic direction to Seniors Services.

In addition, delivers Special Needs Assistance, Seniors Home Adaptation and Repair, and Seniors Property Tax Deferral programs.

2.2	Special Needs Assistance Grants

Provides financial support to eligible low-income seniors for critical needs including appliances, home repairs and personal and health supports.

2.3	Seniors Home Adaptation and Repair

Allows eligible seniors to finance home repairs and adaptations through government-supported low-interest home equity loans or grants.

2.4	Seniors Community Grants

Provides funding to support initiatives that ensures seniors are empowered to live independently, safely and with dignity.

2.6	Property Tax Deferral

Allows eligible senior homeowners to defer all or part of their annual property taxes through a low-interest home equity loan with the government through the Seniors Property Tax Deferral Program.

3	Alberta Seniors Benefit

3.1	Program Delivery

Delivers the Alberta Seniors Benefit and Supplementary Accommodations Benefit programs and supports enrollment for other Government of Alberta seniors financial assistance programs.

3.2	Alberta Seniors Benefit Grants

Provides a monthly income supplement to low-income Albertans.

3.3	Supplementary Accommodations Benefit

Provides a monthly income supplement to support affordable accommodation costs for residents of long-term care and designated supportive living facilities.

4	Housing

4.1	Program Planning and Delivery

Works with housing management bodies, municipalities, not-for-profit organizations and for-profit organizations to provide housing and related supports to over 110,000 Albertans in need.

4.2	Assistance to Alberta Social Housing Corporation

Provides funding to the Alberta Social Housing Corporation to address annual operating and capital requirements for Family and Seniors Community Housing, Rental Assistance and Special Needs Housing.

Seniors and Housing	182

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate

OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		768	663	663	663
1.2	Deputy Minister’s Office		772	725	725	725
1.3	Strategic Corporate Services		3,834	3,760	3,760	3,591

		Sub-total	5,374	5,148	5,148	4,979

2	Seniors Services
2.1	Program Planning and Delivery		5,761	6,461	6,461	6,311
2.2	Special Needs Assistance Grants		25,118	26,335	25,535	17,987
2.3	Seniors Home Adaptation and Repair		548	1,000	1,000	1,252
2.4	Seniors Community Grants		1,947	900	400	900

		Sub-total	33,374	34,696	33,396	26,450

3	Alberta Seniors Benefit
3.1	Program Delivery		6,098	5,224	5,224	5,224
3.2	Alberta Seniors Benefit Grants		301,254	309,866	309,866	321,506
3.3	Supplementary Accommodations Benefit		82,785	88,232	88,232	94,818

		Sub-total	390,137	403,322	403,322	421,548

4	Housing
4.1	Program Planning and Delivery		12,114	11,479	11,479	10,979
4.2	Assistance to Alberta Social Housing Corporation		122,169	-	-	82,398

		Sub-total	134,283	11,479	11,479	93,377

CAPITAL PAYMENTS TO RELATED PARTIES
4	Housing
4.2	Assistance to Alberta Social Housing Corporation		182,947	-	-	-

Total			746,115	454,645	453,345	546,354

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic Corporate Services		-	25	25	25

Total			-	25	25	25

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

LOANS AND ADVANCES
2	Seniors Services
2.3	Seniors Home Adaptation and Repair		6,375	11,500	11,500	11,500
2.6	Property Tax Deferral		7,438	8,200	8,200	8,200

Total			13,813	19,700	19,700	19,700

183	Seniors and Housing

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	-	133	133	133
Housing	1	94	94	94
Valuation Adjustments and Other Provisions
Ministry Support Services	226	38	38	38
Seniors Services	7	-	-	-
Alberta Seniors Benefit	(229)	100	100	100
Housing	68	-	-	-

Total	73	365	365	365

Seniors and Housing	184

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate

EXPENSE
Ministry Support Services	4,979	171	-	-	5,150
Seniors Services	26,450	-	-	-	26,450
Alberta Seniors Benefit	421,548	100	-	-	421,648
Housing	93,377	94	-	(82,398)	11,073
Alberta Social Housing Corporation	-	-	263,650	-	263,650

Total	546,354	365	263,650	(82,398)	727,971

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Alberta Social Housing Corporation	-	-	168,381	-	168,381

Total	25	-	168,381	-	168,406

RECONCILIATION BY TYPE OF SPENDING

EXPENSE
Operating expense	546,354	138	172,958	(82,398)	637,052
Capital grants	-	-	47,288	-	47,288
Amortization / loss on disposal	-	227	43,404	-	43,631

Total	546,354	365	263,650	(82,398)	727,971

CAPITAL INVESTMENT	25	-	168,381	-	168,406

185	Seniors and Housing

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)		Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
REVENUE
Other Transfers from Government of Canada	91,078	110,230	110,230	103,790
Investment Income	9,414	9,156	7,590	6,337
Other Revenue	22,503	11,744	11,744	11,264
Internal Government Transfers	8,066	4,700	4,700	4,500
Ministry Total	131,061	135,830	134,264	125,891
Inter-Ministry Consolidations	(8,066)	(4,700)	(4,700)	(4,500)
Consolidated Total	122,995	131,130	129,564	121,391

EXPENSE
Ministry Support Services	5,600	5,319	5,319	5,150
Seniors Services	33,381	34,696	33,396	26,450
Alberta Seniors Benefit	389,908	403,422	403,422	421,648
Housing	12,183	11,573	11,573	11,073
Alberta Social Housing Corporation	289,391	253,695	238,840	263,650
Ministry Total	730,463	708,705	692,550	727,971
Inter-Ministry Consolidations	(85)	-	-	-
Consolidated Total	730,378	708,705	692,550	727,971
Net Operating Result	(607,383)	(577,575)	(562,986)	(606,580)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	-	25	25	25
Alberta Social Housing Corporation	114,421	126,111	133,706	168,381
Ministry Total	114,421	126,136	133,731	168,406
Inter-Ministry Consolidations	(1,490)	-	-	-
Consolidated Total	112,931	126,136	133,731	168,406

AMORTIZATION	(35,246)	(41,631)	(38,631)	(43,631)

DISPOSALS OR WRITE OFFS	(2,806)	-	-	-
Change in Capital Assets Total	74,879	84,505	95,100	124,775

Senior and Housing	186

Service Alberta

AMOUNTS TO BE VOTED
(thousands of dollars)		Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate

EXPENSE	580,758	594,198	585,110	554,941

CAPITAL INVESTMENT	100,440	95,392	98,840	88,742

FINANCIAL TRANSACTIONS	13,612	10,150	13,900	14,050

187

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister’s Office
Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Corporate Services
Supports strategic and corporate functions across the ministry in corporate finance, policy and governance, business, and strategic planning.

2	Land Titles
Supports the registration of land ownership in Alberta.

3	Motor Vehicles
Delivers registration services to Albertans related to motor vehicles, such as, drivers licences, drivers abstracts, licence plates, identification cards, personalized plates, and specialty plates.

4	Other Registry Services
Provides licencing and registry services for individuals, consumers, business, and property transactions.

5	Freedom of Information and Protection of Privacy
Coordinates and facilitates the province-wide administration of Alberta’s Freedom of Information and Protection of Privacy Act and Personal Information Protection Act .

6	Consumer Awareness and Advocacy

Facilitates fair market practices, enforces consumer-related legislation, investigates fraud and consumer complaints, administers the 310 Call Centre, and facilitates Residential Tenancy Dispute Resolution Services.

7	Utilities Consumer Advocate
Supports regulatory affairs, utilities consumer advocate awareness, advocacy services, mediation services, and transmission facilities administration.

8	Enterprise and Shared Services
8.1	Procurement and Administration Services
Delivers procurement and administration services such as courier, print, and forms management across government.
8.2	Financial and Employee Services

Delivers centralized financial and employee services, such as, payroll, employee benefits, accounts payable and receivable, vendor maintenance, managing capital assets, revenue and Crown debt collections.

8.3	Business Services Systems
Manages, delivers and supports the Enterprise Resource Planning system. This system manages and records procurement, capital assets, financial and human resource management and expense claims.
8.4	Information Management and Technology

Through an enterprise approach develops, delivers and manages the government’s information management technology infrastructure, application systems, corporate security and enterprise architecture and standards.

8.5	Network Services
Supports management and ongoing operation of SuperNet, voice and data network services, video conferencing services.

Service Alberta	188

EXPENSE VOTE BY PROGRAM

(thousands of dollars)				Comparable
			2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		748	978	978	775
1.2	Deputy Minister’s Office		738	795	795	795
1.3	Corporate Services		7,654	7,649	7,649	7,803
		Sub-total	9,140	9,422	9,422	9,373

2	Land Titles		10,751	10,835	10,705	10,700

3	Motor Vehicles		12,263	12,655	12,125	12,120

4	Other Registry Services		9,689	9,775	8,995	9,775

5	Freedom of Information and Protection of Privacy		11,843	12,465	12,465	12,465

6	Consumer Awareness and Advocacy		22,885	20,075	20,075	23,070

7	Utilities Consumer Advocate		6,466	8,101	8,101	7,291

8	Enterprise and Shared Services
8.1	Procurement and Administration Services		37,383	33,770	33,770	33,765
8.2	Financial and Employee Services		17,558	18,600	18,600	18,595
8.3	Business Services Systems		71,618	79,610	79,610	64,260
8.4	Information Management and Technology		335,947	342,390	336,242	317,032
8.5	Network Services		32,249	31,500	31,500	31,495
		Sub-total	494,755	505,870	499,722	465,147

CAPITAL GRANTS
8	Enterprise and Shared Services
8.4	Information Management and Technology		2,966	5,000	3,500	5,000

Total			580,758	594,198	585,110	554,941

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

2	Land Titles		18	-	-	-

3	Motor Vehicles		85	-	-	-

6	Consumer Awareness and Advocacy		535	-	-	-

8	Enterprise and Shared Services
8.1	Procurement and Administration Services		13,851	12,765	12,765	12,765
8.4	Information Management and Technology		85,879	82,627	86,075	75,977
8.5	Network Services		72	-	-	-
		Sub-total	99,802	95,392	98,840	88,742
Total			100,440	95,392	98,840	88,742

189	Service Alberta

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)			Comparable
		2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
INVENTORY ACQUISITION
8	Enterprise and Shared Services
8.1	Procurement and Administration Services	13,612	10,150	13,900	14,050
Total		13,612	10,150	13,900	14,050

Service Alberta	190

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2020-21
		Estimate
1	Other Registry Services Fees charged for special reports generated from the registry information system are used to fund the production of these reports. Program 4	50

2	Specialty License Plates Fees collected for specialty license plates that allow Albertans to show their support for charitable organizations and are used to fund the production of the plates. Program 3	800

3	Residential Tenancy Dispute Resolution Service Fees collected from landlords and tenants to resolve disputes, outside of the provincial court, are used to fund the cost of this service. Program 6	777

4	Utilities Consumer Advocate Funding from the electrical system’s Balancing Pool and from three provincial natural gas distributors (80/20 per cent) funds the operations of the Utilities Consumer Advocate. Program 7	7,291

5	Services to Ministries Funding received from other ministries is used to provide cross-government services such as: administrative services, technology services, contact centres, and fleet administration. Program 8	48,485

Total		57,403

FINANCIAL TRANSACTIONS AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Services to Ministries Funding received from other ministries is used to provide cross-government mail services. Program 8	10,950

Total		10,950

191	Service Alberta

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable

	2018-19	2019-20	2019-20	2020-21
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Land Titles	7,001	20	20	20
Other Registry Services	-	5	5	5

DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Enterprise and Shared Services	5,899	-	-	-
Amortization
Ministry Support Services	120	-	-	-
Land Titles	59	-	-	-
Motor Vehicles	49	-	-	-
Other Registry Services	48	-	-	-
Consumer Awareness and Advocacy	139	1,320	1,320	1,320
Enterprise and Shared Services	90,176	78,023	94,023	93,961
Consumption of Inventory
Ministry Support Services	5	15	15	15
Land Titles	200	150	280	280
Motor Vehicles	932	510	1,040	1,040
Other Registry Services	1,028	885	1,665	1,675
Consumer Awareness and Advocacy	29	20	20	20
Enterprise and Shared Services	11,402	8,570	10,880	11,020
Valuation Adjustments and Other Provisions
Ministry Support Services	366	37	37	37
Land Titles	(20)	-	-	-
Motor Vehicles	(86)	-	-	-
Other Registry Services	79	-	-	-
Freedom of Information and Protection of Privacy	(106)	-	-	-
Consumer Awareness and Advocacy	(12)	95	95	95
Utilities Consumer Advocate	10	30	30	30
Enterprise and Shared Services	(324)	875	875	875
Write Down or Loss on Disposal of Capital Assets
Land Titles	47	-	-	-
Enterprise and Shared Services	2,134	-	-	-

Total	119,175	90,555	110,305	110,393

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Alternatively Financed Capital Assets
Enterprise and Shared Services	493	-	-	-

Total	493	-	-	-

Service Alberta	192

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)		Department		Consolidated
	Voted	Amounts	Consolidation	2020-21
	Supply	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	9,373	52	-	9,425
Land Titles	10,700	300	-	11,000
Motor Vehicles	12,120	1,040	-	13,160
Other Registry Services	9,775	1,680	-	11,455
Freedom of Information and Protection of Privacy	12,465	-	-	12,465
Consumer Awareness and Advocacy	23,070	1,435	-	24,505
Utilities Consumer Advocate	7,291	30	-	7,321
Enterprise and Shared Services	470,147	105,856	(69,500)	506,503
Total	554,941	110,393	(69,500)	595,834

CAPITAL INVESTMENT
Enterprise and Shared Services	88,742	-	-	88,742

INVENTORY ACQUISITION
Enterprise and Shared Services	14,050	-	-	14,050

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	549,941	1,062	(69,500)	481,503
Capital grants	5,000	-	-	5,000
Amortization / loss on disposal	-	95,281	-	95,281
Inventory consumption	-	14,050	-	14,050
Total	554,941	110,393	(69,500)	595,834

CAPITAL INVESTMENT	88,742	-	-	88,742

INVENTORY ACQUISITION	14,050	-	-	14,050

193	Service Alberta

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2018-19	2019-20	2019-20	2020-21
	Actual	Budget	Forecast	Estimate
REVENUE

Motor Vehicles	519,652	526,424	526,424	545,715
Land Titles	69,776	69,155	69,155	84,475
Other Premiums, Fees and Licences	49,356	49,744	49,744	50,440
Utilities Consumer Advocate	6,474	8,131	8,131	7,321
Other Revenue	66,563	79,102	79,102	73,945
Ministry Total	711,821	732,556	732,556	761,896
Inter-Ministry Consolidations	(52,706)	(69,500)	(69,500)	(69,500)
Consolidated Total	659,115	663,056	663,056	692,396

EXPENSE

Ministry Support Services	9,631	9,474	9,474	9,425
Land Titles	18,038	11,005	11,005	11,000
Motor Vehicles	13,158	13,165	13,165	13,160
Other Registry Services	10,844	10,665	10,665	11,455
Freedom of Information and Protection of Privacy	11,737	12,465	12,465	12,465
Consumer Awareness and Advocacy	23,041	21,510	21,510	24,505
Utilities Consumer Advocate	6,476	8,131	8,131	7,321
Enterprise and Shared Services	607,008	598,338	609,000	576,003
Ministry Total	699,933	684,753	695,415	665,334
Inter-Ministry Consolidations	(56,903)	(69,500)	(69,500)	(69,500)
Consolidated Total	643,030	615,253	625,915	595,834
Net Operating Result	16,085	47,803	37,141	96,562

CHANGE IN CAPITAL ASSETS
INVESTMENT

Land Titles	18	-	-	-
Motor Vehicles	85	-	-	-
Consumer Awareness and Advocacy	535	-	-	-
Enterprise and Shared Services	100,295	95,392	98,840	88,742
Consolidated Total	100,933	95,392	98,840	88,742

AMORTIZATION	(90,591)	(79,343)	(95,343)	(95,281)

DISPOSALS OR WRITE OFFS	(2,181)	-	-	-

Change in Capital Assets Total	8,161	16,049	3,497	(6,539)

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Enterprise and Shared Services	13,612	10,150	13,900	14,050
Inter-Ministry Consolidations	(28)	-	-	-
Consolidated Total	13,584	10,150	13,900	14,050

CONSUMPTION	(13,596)	(10,150)	(13,900)	(14,050)
Change in Inventory Assets Total	(12)	-	-	-

Service Alberta	194

Transportation

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2018-19	2019-20	2019-20	2020-21
	Actual	Budget	Forecast	Estimate

EXPENSE	1,045,437	1,128,536	956,590	1,106,590

CAPITAL INVESTMENT	1,117,455	1,013,507	1,013,507	1,161,237

FINANCIAL TRANSACTIONS	97,608	99,939	99,939	106,288

195

 DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Services

Includes Strategic Policy, Finance, and Strategic Business Services which are responsible for providing policy support, financial services, strategic business planning, and reporting services.

2	Program Services and Support

Guides investment and capital planning strategies and develops and implements procurement policies and processes; manages contracts and contract risks; and oversees new strategic procurement initiatives.

3	Traffic Safety Services

Provides leadership and direction in the development and delivery of transportation safety programs, including implementing the Alberta Traffic Safety Plan, overseeing the 511 Alberta System and driver safety initiatives.

4	Grant to Alberta Transportation Safety Board

Conducts driver review hearings and independent appeals of driver, vehicle and safety decisions. The Board is also responsible for appeals of decisions and actions under the Railway (Alberta) Act.

5	Provincial Highway Maintenance and Preservation
5.1	Maintenance

Includes the on-going structural and operational maintenance of all provincial highways and bridges such as snow removal, grass cutting, maintenance of highway lighting among others.

5.2	P3 Maintenance

Includes the structural and operational maintenance of all provincial ring roads.

5.3	Preservation

Maintains an acceptable condition level without extending the functionality or life of the road. Highway preservation activities include bridge and pavement preventative and corrective maintenance.

5.4	Other Infrastructure Maintenance

Maintenance of rest areas, Vehicle Inspection Stations, ferries, and water management infrastructure, along with roads and parking areas in provincial parks and public roads and bridges on First Nations land.

5.5	Assessment and Support Systems

Consists of multi-year contracts for data collection and inspection activities required to support the provincial highway network. Includes functional planning studies to identify future transportation infrastructure.

5.6	Salt, Sand and Gravel

Purchase of salt, sand and gravel for provincial highway and bridge maintenance.

6	Municipal Transit and Transportation Grant Programs
6.1	Strategic Transportation Infrastructure Program

Provides financial assistance to smaller municipalities for developing and maintaining key transportation infrastructure that promotes economic growth and improves mobility.

6.2	Green Transit Incentives Program (GreenTRIP)

Provides funding support for local, regional and inter-municipal public transit projects throughout Alberta that reduce greenhouse gas emissions.

7	Municipal Water Infrastructure Grant Programs
7.1	Municipal Water Wastewater Program

Provides project-specific grants to smaller municipalities to assist in the construction of high priority municipal water supply and treatment, wastewater treatment and disposal projects.

Transportation	196

 DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

7.2	Water for Life

Provides project-specific grants for large regional water systems to municipalities to assist larger communities in the construction of high priority municipal water supply and treatment, wastewater treatment and disposal projects.

7.3	First Nations Water Tie-In Program

Provides First Nations communities with reliable access to safe drinking-water in order to reduce or eliminate boil water advisories and to provide reliable wastewater management systems.

7.4	Redwood Meadows

Provides funds for flood protection. Redwood Meadows is a town site located on Tsuu t’ina Nation lands directly downstream of Bragg Creek and was impacted by the 2013 flooding.

8	Federal Grant Programs
8.1	Public Transit Infrastructure Fund

A federal program that provides funding to support the rehabilitation of transit systems, new capital projects, and planning and studies for future transit expansion to foster long-term transit plans.

8.2	Clean Water Wastewater Fund

A federal program that rehabilitates both water treatment and distribution infrastructure and existing wastewater and storm water treatment systems, as well as other initiatives.

8.3	Investing in Canada Infrastructure - Public Transit

Eligible municipalities can apply for funding to improve and expand existing public transit systems. This is a federal program with grant funding flowing through the department’s budget.

8.4	Investing in Canada Infrastructure - Green Infrastructure

Funds projects that protect the environment and supports Canada’s transition to a clean economy. This is a federal program with grant funding flowing through the department’s budget.

8.5	Investing in Canada Infrastructure - Rural and Northern Communities

Provides funding to support projects that improve infrastructure in small, rural and remote communities. This is a federal program with grant funding flowing through the department’s budget.

9	Ring Roads
9.1	Edmonton Ring Road

The Ring Road consists of Anthony Henday Drive (Highway 216).

9.2	Calgary Ring Road

The Ring Road consists of Stoney Trail (Highway 201), West Calgary and Southwest Calgary.

9.3	Debt Servicing

Interest payments related to Calgary and Edmonton Ring Roads.

9.4	Debt Repayment

Principal payments related to Calgary and Edmonton Ring Roads.

10	Northeast Alberta Strategic Projects
10.1	Highway 63 Twinning

Alleviates growth pressures resulting from oil sands development in the Fort McMurray area.

11	Provincial Highway Construction Projects
11.1	Highway Twinning, Widening and Expansion

Includes final paving on newly surfaced roadways, widening of existing paved surfaces; twinning/multi-lane, bypass, and new road construction.

11.2	Deerfoot Trail Upgrades

Alleviates traffic congestion, improves traffic flow and maintains safety on the Deerfoot Trail, which is part of the North/South Trade Corridor.

12	Bridge Construction Projects

Includes bridge replacements, deck replacements, overlays and bridge painting.

197	Transportation

 DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

13	Provincial Highway Rehabilitation
13.1	Highway Rehabilitation Projects

Highway pavement restoration related to the provincial highway network. Also includes minor intersection improvements and other safety-related activities.

13.2	P3 Rehabilitation

Highway pavement restoration to avoid irreparable deterioration related to Edmonton and Calgary Ring Roads constructed under a Public Private Partnership arrangement.

13.3	Major Maintenance

Extends the useful life of highways and bridges, such as deep mill and fill, paver patch, replacement of delineators, full depth concrete replacement, replacement of deck joint, culvert inlet and outlet replacement.

14	Water Management Projects
14.1	Water Management Infrastructure

Manages the design, construction and maintenance of new water management projects, as well as the rehabilitation and upgrading of existing water management infrastructure with Alberta Environment and Parks.

14.2	Springbank Off-Stream Reservoir

Includes the construction of a dry reservoir west of Calgary that will store water temporarily during a flood.

15	2013 Alberta Flooding
15.1	Highways and Bridges Infrastructure Recovery

Funding under the Non-Disaster Recovery Program to restore and enhance the infrastructure to current standards.

15.2	Water and Wastewater Infrastructure Recovery

Funding under the Non-Disaster Recovery Program to restore and enhance the infrastructure to current standards.

Transportation	198

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		1,225	933	933	780
1.2	Deputy Minister’s Office		974	725	725	800
1.3	Strategic Services		10,073	9,396	8,885	8,382
		Sub-total	12,272	11,054	10,543	9,962

2	Program Services and Support		25,971	24,833	23,789	22,244

3	Traffic Safety Services		35,635	45,737	45,237	41,421

4	Grant to Alberta Transportation Safety Board		2,226	1,989	1,989	1,889

5	Provincial Highway Maintenance and Preservation
5.1	Maintenance		270,945	247,050	247,050	231,644
5.2	P3 Maintenance		68,761	68,761	68,761	70,661
5.3	Preservation		17,163	5,725	5,725	-
5.4	Other Infrastructure Maintenance		10,299	5,773	5,773	5,773
		Sub-total	367,168	327,309	327,309	308,078

CAPITAL GRANTS
5	Provincial Highway Maintenance and Preservation
5.5	Assessment and Support Systems		18,587	19,500	19,500	19,500

6	Municipal Transit and Transportation Grant Programs
6.1	Strategic Transportation Infrastructure Program		22,473	22,265	22,265	15,000
6.2	Green Transit Incentives Program (GreenTRIP)		209,471	125,346	125,346	59,778
		Sub-total	231,944	147,611	147,611	74,778

7	Municipal Water Infrastructure Grant Programs
7.1	Municipal Water Wastewater Program		32,589	32,259	32,259	13,700
7.2	Water for Life		82,566	43,386	43,386	51,300
7.3	First Nations Water Tie-In Program		30,406	18,394	18,394	12,800
7.4	Redwood Meadows		-	-	-	8,900
		Sub-total	145,561	94,039	94,039	86,700

8	Federal Grant Programs
8.1	Public Transit Infrastructure Fund		67,365	138,138	129,038	43,829
8.2	Clean Water Wastewater Fund		46,577	76,932	66,932	29,657
8.3	Investing in Canada Infrastructure - Public Transit		-	150,791	-	343,145
8.4	Investing in Canada Infrastructure - Green Infrastructure		-	454	454	26,847
8.5	Investing in Canada Infrastructure - Rural and Northern Communities		-	-	-	4,000
		Sub-total	113,942	366,315	196,424	447,478

199	Transportation

EXPENSE VOTE BY PROGRAM … continued

(thousands of dollars)				Comparable

			2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEBT SERVICING
9	Ring Roads
9.3	Debt Servicing		92,131	90,149	90,149	94,540
Total			1,045,437	1,128,536	956,590	1,106,590

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic Services		2,855	687	687	687

9	Ring Roads
9.1	Edmonton Ring Road		16,909	28,404	28,404	36,850
9.2	Calgary Ring Road		219,777	310,667	310,667	467,584
		Sub-total	236,686	339,071	339,071	504,434

10	Northeast Alberta Strategic Projects
10.1	Highway 63 Twinning		8,776	-	-	-

11	Provincial Highway Construction Projects
11.1	Highway Twinning, Widening and Expansion		336,535	156,384	181,184	176,707
11.2	Deerfoot Trail Upgrades		-	-	200	4,000
		Sub-total	336,535	156,384	181,384	180,707

12	Bridge Construction Projects		54,257	60,000	51,000	65,000

13	Provincial Highway Rehabilitation
13.1	Highway Rehabilitation Projects		389,927	302,179	337,179	321,246
13.2	P3 Rehabilitation		12,592	9,186	9,186	6,218
13.3	Major Maintenance		-	25,000	25,000	25,000
		Sub-total	402,519	336,365	371,365	352,464

14	Water Management Projects
14.1	Water Management Infrastructure		25,997	29,000	17,000	30,000
14.2	Springbank Off-Stream Reservoir		39,458	92,000	53,000	27,945
		Sub-total	65,455	121,000	70,000	57,945

15	2013 Alberta Flooding
15.1	Highways and Bridges Infrastructure Recovery		6,515	-	-	-
15.2	Water and Wastewater Infrastructure Recovery		3,857	-	-	-
		Sub-total	10,372	-	-	-

Total			1,117,455	1,013,507	1,013,507	1,161,237

Transportation	200

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
(thousands of dollars)		Comparable

		2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
INVENTORY ACQUISITION
5	Provincial Highway Maintenance and Preservation
5.6	Salt, Sand and Gravel	49,651	50,000	50,000	50,000

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
9	Ring Roads
9.4	Debt Repayment	47,957	49,939	49,939	56,288
Total		97,608	99,939	99,939	106,288

201	Transportation

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2020-21 Estimate
1	Motor Transport Permits and Licences	21,640

A portion of the revenue for Motor Transport Permits and Licences supports Alberta’s traffic volumes and the Driver Examiner Road Test Model and the Pre-Entry Program for New National Safety Code Carriers. Program 3

2	Commercial Vehicle Decals	480
	Revenue generated from the sale and distribution of commercial vehicle decals. Program 3
Total		22,120

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Highway Rehabilitation Projects	3,000
	Various agreements exist whereby the private sector and municipalities make contributions towards capital maintenance and renewal projects. Program 13.1

2	Tourism Highway Signage Initiative	1,000
	The private sector contributes towards new investments in tourism related highway signs and structures in the province. Program 13.1
Total		4,000

Transportation	202

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Ministry Support Services	1,636	-	-	-
Water Management Projects	28,695	32,284	32,284	29,132
2013 Alberta Flooding	86,555	-	-	-
Amortization
Provincial Highway Maintenance and Preservation	583,078	614,901	614,901	638,350
Consumption of Inventory
Provincial Highway Maintenance and Preservation	47,813	50,000	50,000	50,000
Valuation Adjustments and Other Provisions
Ministry Support Services	42	-	-	-
Program Services and Support	(172)	-	-	-
Traffic Safety Services	579	-	-	-
Provincial Highway Maintenance and Preservation	28	-	-	-
Write Down or Loss on Disposal of Capital Assets
Provincial Highway Maintenance and Preservation	50	-	-	-

Total	748,304	697,185	697,185	717,482

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Provincial Highway Construction Projects	1,872	-	-	-
Provincial Highway Rehabilitation	130	-	-	-

Alternatively Financed Capital Assets
Ring Roads	127,443	148,813	148,813	151,381

Total	129,445	148,813	148,813	151,381

203	Transportation

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
EXPENSE

Ministry Support Services	9,962	-	-	-	9,962
Program Services and Support	22,244	-	-	-	22,244
Traffic Safety Services	41,421	-	-	-	41,421
Alberta Transportation Safety Board	1,889	-	1,889	(1,889)	1,889
Provincial Highway Maintenance and Preservation	327,578	688,350	-	-	1,015,928
Municipal Transit and Transportation Grant Programs	74,778	-	-	-	74,778
Municipal Water Infrastructure Grant Programs	86,700	-	-	-	86,700
Federal Grant Programs	447,478	-	-	-	447,478
Water Management Projects	-	29,132	-	(29,132)	-
Ring Roads - Debt Servicing	94,540	-	-	-	94,540
Total	1,106,590	717,482	1,889	(31,021)	1,794,940

CAPITAL INVESTMENT
Ministry Support Services	687	-	-	-	687
Ring Roads	504,434	151,381	-	-	655,815
Provincial Highway Construction Projects	180,707	-	-	-	180,707
Bridge Construction Projects	65,000	-	-	-	65,000

Provincial Highway Rehabilitation	352,464	-	-	-	352,464
Water Management Projects	57,945	-	-	-	57,945
Total	1,161,237	151,381	-	-	1,312,618

INVENTORY ACQUISITION
Provincial Highway Maintenance and Preservation	50,000	-	-	-	50,000

RECONCILIATION BY TYPE OF SPENDING

EXPENSE
Operating expense	383,594	-	1,889	(1,889)	383,594
Capital grants	628,456	-	-	-	628,456
Capital payments to related parties	-	29,132	-	(29,132)	-
Amortization / loss on disposal	-	638,350	-	-	638,350
Inventory consumption	-	50,000	-	-	50,000
Debt servicing costs - Capital Plan	94,540	-	-	-	94,540
Total	1,106,590	717,482	1,889	(31,021)	1,794,940

CAPITAL INVESTMENT	1,161,237	151,381	-	-	1,312,618

INVENTORY ACQUISITION	50,000	-	-	-	50,000

Transportation	204

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)		Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
REVENUE

Public Transit Infrastructure Fund	67,365	138,138	129,038	43,829
Clean Water Wastewater Fund	46,577	76,932	66,932	29,657
Investing in Canada Infrastructure Program	-	151,445	654	374,192
Other Transfers from Government of Canada	24,511	30,833	30,833	33,395
Premiums, Fees and Licences	31,856	46,030	46,030	46,540
Refunds of Expense	1,322	2,575	2,575	2,575
Other Revenue	24,737	22,513	22,513	21,699
Ministry Total	196,368	468,466	298,575	551,887

Inter-Ministry Consolidations	(58)	-	-	-
Consolidated Total	196,310	468,466	298,575	551,887

EXPENSE

Ministry Support Services	13,950	11,054	10,543	9,962
Program Services and Support	25,799	24,833	23,789	22,244
Traffic Safety Services	36,214	45,737	45,237	41,421
Alberta Transportation Safety Board	1,559	1,989	1,989	1,889
Provincial Highway Maintenance and Preservation	1,016,724	1,011,710	1,011,710	1,015,928
Municipal Transit and Transportation Grant Programs	231,944	147,611	147,611	74,778
Municipal Water Infrastructure Grant Programs	145,561	94,039	94,039	86,700
Federal Grant Programs	113,942	366,315	196,424	447,478
Water Management Projects	28,695	32,284	32,284	29,132
2013 Alberta Flooding	86,555	-	-	-
Ring Roads - Debt Servicing	92,131	90,149	90,149	94,540
Ministry Total	1,793,074	1,825,721	1,653,775	1,824,072

Inter-Ministry Consolidations	(117,284)	(32,284)	(32,284)	(29,132)

Consolidated Total	1,675,790	1,793,437	1,621,491	1,794,940

Net Operating Result	(1,479,480)	(1,324,971)	(1,322,916)	(1,243,053)

205	Transportation

MINISTRY FINANCIAL STATEMENTS … continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)		Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
INVESTMENT

Ministry Support Services	2,855	687	687	687
Ring Roads	364,129	487,884	487,884	655,815
Northeast Alberta Strategic Projects	8,776	-	-	-
Provincial Highway Construction Projects	338,407	156,384	181,384	180,707
Bridge Construction Projects	54,257	60,000	51,000	65,000
Provincial Highway Rehabilitation	402,649	336,365	371,365	352,464
Water Management Projects	65,455	121,000	70,000	57,945
2013 Alberta Flooding	10,372	-	-	-
Consolidated Total	1,246,900	1,162,320	1,162,320	1,312,618

AMORTIZATION	(583,078)	(614,901)	(614,901)	(638,350)

DISPOSALS OR WRITE OFFS	(50)	-	-	-

Change in Capital Assets Total	663,772	547,419	547,419	674,268

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Provincial Highway Maintenance and Preservation	49,651	50,000	50,000	50,000
Consolidated Total	49,651	50,000	50,000	50,000

CONSUMPTION	(47,813)	(50,000)	(50,000)	(50,000)

Change in Inventory Assets Total	1,838	-	-	-

Transportation	206

Treasury Board and Finance

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate

EXPENSE	264,522	245,036	241,170	217,729

CAPITAL INVESTMENT	-	25	25	25

FINANCIAL TRANSACTIONS	3,617	1,362	1,362	-

CONTINGENCY AND DISASTER AND EMERGENCY ASSISTANCE	-	680,000	-	750,000

207

 DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Associate Minister of Red Tape Reduction’s Office

Provides planning, coordination, administrative and strategic support to the Associate Minister of Red Tape Reduction.

1.3	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.4	Corporate Services

Provides strategic direction in financial and administrative policy, planning, compliance and reporting and is responsible for coordinating reporting documents.

2	Budget Development and Reporting

Provides strategic financial services to develop, implement and report on government’s fiscal plan.

3	Fiscal Planning and Economic Analysis

Monitors and provides economic analysis of major issues influencing Alberta’s economy and economic development.

4	Investment, Treasury and Risk Management
4.1	Treasury Management

Provides investment policy advice as well as portfolio planning and evaluation for the investments of the General Revenue Fund and the government endowment funds.

4.2	Risk Management and Insurance

Identifies and analyzes risk through assessment of contracts, facilities, operations and exposures.

5	Office of the Controller

Responsible for developing and managing government accounting standards and financial management policies.

6	Tax and Revenue Management
6.1	Tax and Revenue Administration

Ensures compliance with provincial tax legislation, administering tax and related benefit programs under the responsibility of the ministry, and contributing to the development of tax policy within the province.

6.2	Border Community Competitiveness Program

Temporary grant program that provided eligible fuel dealers within the border City of Lloydminster with a grant that covers the difference in total fuel tax between Alberta and Saskatchewan.

7	Financial Sector and Pensions
7.1	Financial Sector Regulation and Policy

Responsible for the regulation and supervision of loan and trust corporations, financial institutions, insurance companies and registered private sector and certain public sector pension plans.

7.2	Automobile Insurance Rate Board

Responsible for regulating automobile insurance rating programs for private passenger vehicles for both basic and additional coverage in Alberta.

8	Provincial Bargaining Coordination Office

Responsible for implementing the Government of Alberta’s public sector bargaining strategy and developing bargaining mandates for all public sector employers funded by the provincial government.

9	Corporate Planning and Red Tape Reduction

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

Treasury Board and Finance	208

 DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

10	Public Service Commission
10.1	Office of the Public Service Commissioner

Ensures Government of Alberta departments receive efficient and effective human resource services and administers Alberta’s Public Service Act, the Code of Conduct and Ethics, collective bargaining and labour relations matters.

10.2	Public Service Communications and Engagement

Leads internal communications, employee engagement, and diversity and inclusion for the Alberta Public Service and leads external communications for the Public Service Commission.

10.3	Human Resources Service Delivery

Provides human resources services to all departments, including strategic advice, recruitment and operational support services to help department clients, and delivering learning and career development opportunities.

10.4	Labour and Employment Policy and Programs

Supports departments with employee health, safety, and wellness practices. Provides classification and compensation services and manages employee benefit programs, employment-related issue resolution, labour relations and collective bargaining.

10.5	Strategic Services and Public Agency Secretariat

Supports human resources policy development and analysis informed by workforce analytics and evidence. Promotes best practices in public agency board governance and leads centralized public agency board member recruitment.

10.6	Strategic Integration Branch

Provides strategic consultation, advisory and coordination services to support corporate services transformations, Public Service Commission specific initiatives across the enterprise and business reviews and transformations.

11	Communications and Public Engagement
11.1	Communications and Public Engagement

The Government of Alberta’s full-service communications, public relations and marketing department.

11.2	Market Access

Represents spending related to national marketing campaigns, such as Keep Canada Working, public opinion research and related staffing costs.

12	Gaming
12.1	Gaming Research

Benefits gaming/gambling researchers, policy makers and problem gambling prevention and treatment counselors by enhancing the understanding of gaming, prevention mechanisms and treatment programs.

12.2	Horse Racing and Breeding Renewal Program

Benefits Horse Racing Alberta and race tracks throughout Alberta by supporting operating and capital cost of race tracks facilities, breed improvement initiatives and purse enhancements.

12.3	Bingo Associations

Benefits charities affiliated with the bingo associations offering electronic bingo and keno throughout the Province. Funding is based on revenue generated from electronic bingo and keno.

13	School Construction Debenture Debt Servicing

Represents the interest paid on behalf of loans for school construction prior to 1993.

14	School Construction Debenture Principal Payment

Represents the principal repayment on behalf of loans for school construction prior to 1993.

15	Disasters, Emergencies and Contingencies

Upon approval by the Lieutenant Governor in Council, the minister may either spend or transfer all or a portion of this vote to another minister for public emergencies, disasters or unanticipated costs.

209	Treasury Board and Finance

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		1,120	1,209	1,209	1,120
1.2	Associate Minister of Red Tape Reduction’s Office		-	489	489	555
1.3	Deputy Minister’s Office		739	700	700	691
1.4	Corporate Services		3,833	8,740	8,740	5,642
		Sub-total	5,692	11,138	11,138	8,008

2	Budget Development and Reporting		5,706	6,525	6,525	6,188

3	Fiscal Planning and Economic Analysis		6,307	6,285	6,285	5,970

4	Investment, Treasury and Risk Management
4.1	Treasury Management		11,894	12,086	12,054	11,008
4.2	Risk Management and Insurance		1,823	1,745	1,777	1,751
		Sub-total	13,717	13,831	13,831	12,759

5	Office of the Controller		6,835	8,045	8,045	7,682

6	Tax and Revenue Management
6.1	Tax and Revenue Administration		26,248	25,543	25,477	24,095
6.2	Border Community Competitiveness Program		4,724	1,000	1,000	-
		Sub-total	30,972	26,543	26,477	24,095

7	Financial Sector and Pensions
7.1	Financial Sector Regulation and Policy		6,150	6,063	6,063	5,792
7.2	Automobile Insurance Rate Board		1,378	1,375	1,375	1,309
		Sub-total	7,528	7,438	7,438	7,101

8	Provincial Bargaining Coordination Office		3,392	3,426	3,426	3,426

9	Corporate Planning and Red Tape Reduction		933	2,429	2,429	3,483

10	Public Service Commission
10.1	Office of the Public Service Commissioner		646	620	615	665
10.2	Public Service Communications and Engagement		3,545	3,547	3,471	3,133
10.3	Human Resources Service Delivery		28,162	28,033	27,413	26,253
10.4	Labour and Employment Policy and Programs		25,042	24,855	24,302	22,664
10.5	Strategic Services and Public Agency Secretariat		15,971	15,976	15,730	13,654
10.6	Strategic Integration Branch		826	1,000	1,000	1,117
		Sub-total	74,192	74,031	72,531	67,486

11	Communications and Public Engagement
11.1	Communications and Public Engagement		35,856	34,716	34,716	31,931
11.2	Market Access		29,261	-	-	-
		Sub-total	65,117	34,716	34,716	31,931

Treasury Board and Finance	210

EXPENSE VOTE BY PROGRAM … continued

(thousands of dollars)			Comparable
			2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
OPERATING EXPENSE … continued
12	Gaming
12.1	Gaming Research		1,504	1,600	1,600	1,600
12.2	Horse Racing and Breeding Renewal Program		35,012	42,000	40,000	38,000
12.3	Bingo Associations		7,171	6,900	6,600	-

		Sub-total	43,687	50,500	48,200	39,600

DEBT SERVICING
13	School Construction Debenture Debt Servicing		444	129	129	-

Total			264,522	245,036	241,170	217,729

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Corporate Services		-	25	25	25
Total			-	25	25	25

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
DEBT REPAYMENT
14	School Construction Debenture Principal Payment		3,617	1,362	1,362	-
Total			3,617	1,362	1,362	-

CONTINGENCY AND DISASTER AND EMERGENCY ASSISTANCE VOTE BY PROGRAM
OPERATING EXPENSE
15	Disasters, Emergencies and Contingencies		-	680,000	-	750,000
Total			-	680,000	-	750,000

211	Treasury Board and Finance

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Interest Payments on Corporate Tax Refunds	8,080	17,000	14,000	17,000
Carbon Tax – Consumer Rebates	523,334	180,000	165,000	7,000
Teachers’ Pre-1992 Pensions - Payments	479,148	486,167	486,167	488,417
Public Sector Pension - Payments	70,274	71,249	66,948	70,299
Alberta Family Employment Tax Credit	158,931	160,624	160,624	40,929
Scientific Research and Experimental Development Tax Credit	65,501	50,000	70,000	68,000
Tax and Revenue Management	(76)	590	590	590
Management Fees	311	-	-	-
Debt Servicing
General Debt Servicing	1,153,847	1,343,317	1,195,525	1,250,808
Capital Debt Servicing	777,000	901,000	861,928	1,225,389

DEPARTMENT NON-CASH AMOUNTS
Operating Expense
Tax and Revenue Management	732	-	-	-
Grant for Concessionary Loan	12,196	11,009	11,009	2,816
Amortization
Financial Sector and Pensions	-	50	50	50
Public Service Commission	6	-	-	-
Communications and Public Engagement	11	-	-	-
Valuation Adjustments and Other Provisions
Change in Unfunded Pension Obligation	(40,809)	(226,000)	(200,000)	(269,000)
Vacation Liability
Ministry Support Services	222	500	500	500
Budget Development and Reporting	(91)	-	-	-
Tax and Revenue Management	(18)	500	500	500
Public Service Commission	582	-	-	-
Communications and Public Engagement	37	-	-	-
Corporate Income Tax Provision for Doubtful Accounts	(45,789)	15,000	21,000	15,000
Total	3,163,429	3,011,006	2,853,841	2,918,298

Treasury Board and Finance	212

AMOUNTS NOT REQUIRED TO BE VOTED … continued

FINANCIAL TRANSACTIONS

(thousands of dollars)	Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
DEPARTMENT STATUTORY AMOUNTS
Loans and Advances
Agriculture Financial Services Corporation	300,000	500,000	454,000	925,000
Alberta Capital Finance Authority	4,000,000	2,615,000	2,200,000	4,150,000
Alberta Oil and Gas Orphan Abandonment and Reclamation Association	144,000	194,000	194,000	181,000
Alberta Petroleum Marketing Commission	712,000	986,000	920,000	1,300,000
Alberta School Foundation Fund	2,260,000	2,454,000	2,454,000	2,203,700
ATB Financial	1,932,000	1,900,000	1,968,000	2,078,000
Balancing Pool	829,000	335,000	203,000	200,000
Debt Repayment
Debentures and Term Notes	500,000	-	-	-
Agriculture Financial Services Corporation	271,000	393,000	393,000	475,000
Alberta Capital Finance Authority	3,720,000	2,475,000	2,475,000	3,552,000
Alberta Oil and Gas Orphan Abandonment and Reclamation Association	50,000	144,000	144,000	194,000
Alberta Petroleum Marketing Commission	445,000	712,000	712,000	920,000
Alberta Social Housing Corporation	4,000	4,000	4,000	4,432
ATB Financial	2,974,000	1,572,000	1,572,000	2,068,000
Balancing Pool	804,000	329,000	329,000	203,000
Total	18,945,000	14,613,000	14,022,000	18,454,132

213	Treasury Board and Finance

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2020-21 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
EXPENSE
Ministry Support Services	8,008	500	-	(211)	8,297
Budget Development and Reporting	6,188	-	-	-	6,188
Fiscal Planning and Economic Analysis	5,970	-	-	-	5,970
Investment, Treasury and Risk Management	12,759	2,816	1,048,187	(896,864)	166,898
Office of the Controller	7,682	-	-	-	7,682
Tax and Revenue Management	24,095	18,090	-	-	42,185
Financial Sector and Pensions	7,101	70,349	108,308	(35)	185,723
Provincial Bargaining Coordination Office	3,426	-	-	-	3,426
Corporate Planning and Red Tape Reduction	3,483	-	-	-	3,483
Public Service Commission	67,486	-	-	(2,000)	65,486
Communications and Public Engagement	31,931	-	-	-	31,931
Gaming	39,600	-	-	-	39,600
AIMCo Investment Management Services	-	-	688,025	(152,830)	535,195
Carbon Tax -Consumer Rebates	-	7,000	-	-	7,000
Teachers’ Pre-1992 Pensions - Payments	-	488,417	-	-	488,417
Alberta Family Employment Tax Credit	-	40,929	-	-	40,929
Scientific Research and Experimental Development Tax Credits	-	68,000	-	-	68,000
Corporate Income Tax Allowance Provision	-	15,000	-	-	15,000
General Debt Servicing	-	1,250,808	368,164	(469,564)	1,149,408
Capital Debt Servicing	-	1,225,389	-	-	1,225,389
Change in Unfunded Pension Obligation	-	(269,000)	-	-	(269,000)
Total	217,729	2,918,298	2,212,684	(1,521,504)	3,827,207

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Financial Sector and Pensions	-	-	4,528	-	4,528
AIMCo Investment Management Services	-	-	14,000	-	14,000
Total	25	-	18,528	-	18,553

CONTINGENCY AND DISASTER AND EMERGENCY ASSISTANCE	750,000	-	-	-	750,000

Treasury Board and Finance	214

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE … continued

RECONCILIATION BY TYPE OF SPENDING

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2020-21 Estimate
EXPENSE
Operating expense	217,729	711,051	1,815,701	(1,051,940)	1,692,541
Amortization / loss on disposal	-	50	28,819	-	28,869
Debt servicing costs - general	-	1,250,808	368,164	(469,564)	1,149,408
Debt servicing costs - Capital Plan	-	1,225,389	-	-	1,225,389
Pension provisions	-	(269,000)	-	-	(269,000)
Total	217,729	2,918,298	2,212,684	(1,521,504)	3,827,207
CAPITAL INVESTMENT	25	-	18,528	-	18,553
CONTINGENCY AND DISASTER AND EMERGENCY ASSISTANCE	750,000	-	-	-	750,000

215	Treasury Board and Finance

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
REVENUE

Personal Income Tax	11,874,376	11,990,000	11,819,000	12,566,000
Corporate Income Tax	4,872,828	4,177,000	4,245,000	4,539,000
Other Taxes	4,322,843	3,244,000	3,236,700	3,156,000
Transfers from Government of Canada	1,638,851	1,962,000	1,951,000	1,760,000
Investment Income	2,015,461	2,264,145	3,167,849	2,254,248
Net Income from Commercial Operations	2,432,631	2,379,436	2,432,370	2,485,999
Premiums, Fees and Licences	171,752	160,811	174,315	197,631
AIMCo Investment Management Charges	407,716	361,599	370,120	538,032
Other Revenue	96,185	85,036	86,612	86,586
Ministry Total	27,832,643	26,624,027	27,482,966	27,583,496
Inter-Ministry Consolidations	(180,838)	(197,178)	(197,036)	(191,304)
Consolidated Total	27,651,805	26,426,849	27,285,930	27,392,192

EXPENSE

Ministry Support Services	5,914	11,429	11,429	8,299
Budget Development and Reporting	5,615	6,525	6,525	6,188
Fiscal Planning and Economic Analysis	6,307	6,285	6,285	5,970
Investment, Treasury and Risk Management	374,294	345,199	347,826	323,108
Office of the Controller	6,835	8,045	8,045	7,682
Tax and Revenue Management	39,690	44,633	41,567	42,185
Financial Sector and Pensions	186,018	184,765	182,040	185,723
Provincial Bargaining Coordination Office	3,392	3,426	3,426	3,426
Corporate Planning and Red Tape Reduction	933	2,429	2,429	3,483
Public Service Commission	74,780	74,031	72,531	67,486
Communications and Public Engagement	65,165	34,716	34,716	31,931
Gaming	43,687	50,500	48,200	39,600
AIMCo Investment Management Services	410,726	360,669	368,918	536,862
Carbon Tax -Consumer Rebates	523,334	180,000	165,000	7,000
Teachers’ Pre-1992 Pensions - Payments	479,148	486,167	486,167	488,417
Alberta Family Employment Tax Credit	158,931	160,624	160,624	40,929
Scientific Research and Experimental Development Tax Credits	65,501	50,000	70,000	68,000
Corporate Income Tax Allowance Provision	(45,789)	15,000	21,000	15,000
General Debt Servicing	1,087,276	1,274,446	1,126,654	1,181,808
Capital Debt Servicing	777,000	901,000	861,928	1,225,389
Change in Unfunded Pension Obligation	(40,809)	(226,000)	(200,000)	(269,000)
Disasters, Emergencies and Contingencies	-	680,000	-	750,000
Ministry Total	4,227,948	4,653,889	3,825,310	4,769,486
Inter-Ministry Consolidations	(207,622)	(200,000)	(201,702)	(192,279)
Consolidated Total	4,020,326	4,453,889	3,623,608	4,577,207
Net Operating Result	23,631,479	21,972,960	23,662,322	22,814,985

Treasury Board and Finance	216

MINISTRY FINANCIAL STATEMENTS … continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable

	2018-19 Actual	2019-20 Budget	2019-20 Forecast	2020-21 Estimate
INVESTMENT

Ministry Support Services	-	25	25	25
Financial Sector and Pensions	1,801	4,407	5,195	4,528
AIMCo Investment Management Services	12,160	19,736	19,000	14,000
Consolidated Total	13,961	24,168	24,220	18,553

AMORTIZATION	(21,759)	(24,052)	(23,829)	(28,869)
Change in Capital Assets Total	(7,798)	116	391	(10,316)

217	Treasury Board and Finance